EXHIBIT 10.1

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.



                AIRBUS A319/A320/A321 PURCHASE AGREEMENT

                   Dated as of October 31, 1997

                         between

                       AVSA, S.A.R.L.,

                         Seller

                          and

                     US Airways Group, Inc.,

                         Buyer

     0      PURCHASE AGREEMENT

     1      DEFINITIONS

     2      SALE AND PURCHASE

     3      CHANGES

     4      PRICE

     5      PRICE REVISION

     6      PAYMENT TERMS

     7      PLANT REPRESENTATIVES - INSPECTION

     8      BUYER'S ACCEPTANCE

     9      DELIVERY

    10      EXCUSABLE DELAY

    11      INEXCUSABLE DELAY

    12      WARRANTIES AND SERVICE LIFE POLICY

    13      PATENT INDEMNITY

    14      TECHNICAL PUBLICATIONS

    15      FIELD ASSISTANCE

    16      TRAINING AND TRAINING AIDS

    17      VENDORS' PRODUCT SUPPORT

    18      BUYER FURNISHED EQUIPMENT AND DATA

    19      ASSIGNMENT

    20      DATA RETRIEVAL

    21      TERMINATION FOR CERTAIN EVENTS

    22      MISCELLANEOUS PROVISIONS

     EXHIBIT "A-1"  A319 AIRCRAFT SPECIFICATION

     EXHIBIT "A-2"  A320 AIRCRAFT SPECIFICATION

     EXHIBIT "A-3"  A321 AIRCRAFT SPECIFICATION

     EXHIBIT "B"    CHANGE ORDERS TO STANDARD SPECIFICATIONS
                    (SCNs)

     EXHIBIT "C"    SCN FORM

     EXHIBIT "D"    SELLER SERVICE LIFE POLICY

     EXHIBIT "E"    CERTIFICATE OF ACCEPTANCE

     EXHIBIT "F"    TECHNICAL PUBLICATIONS

     EXHIBIT "G"    AIRFRAME PRICE REVISION FORMULA

     EXHIBIT "H-1"  CFM INTERNATIONAL PRICE REVISION FORMULA
                    FOR A319 AIRCRAFT

     EXHIBIT "H-2"  CFM INTERNATIONAL PRICE REVISION FORMULA
                    FOR A320 AIRCRAFT

     EXHIBIT "H-3"  CFM INTERNATIONAL  PRICE REVISION FORMULA
                    FOR A321 AIRCRAFT

LETTER AGREEMENT NO. 1        SPARE PARTS PROCUREMENT

LETTER AGREEMENT NO. 2        DELIVERIES

LETTER AGREEMENT NO. 3        ADDITIONAL AIRCRAFT

LETTER AGREEMENT NO. 4        CONVERSION RIGHTS

LETTER AGREEMENT NO. 5        PURCHASE INCENTIVES

LETTER AGREEMENT NO. 6        SPECIFICATION MATTERS

LETTER AGREEMENT NO. 7        PRODUCT SUPPORT

LETTER AGREEMENT NO. 8        A319 PERFORMANCE GUARANTEES -
                              CFM 56-5B-6

LETTER AGREEMENT NO. 8B       A320 PERFORMANCE GUARANTEES -
                              CFM 56-5B-4

LETTER AGREEMENT NO. 8C       A321 PERFORMANCE GUARANTEES -
                              CFM 56-5B-3

LETTER AGREEMENT NO. 9        ***

LETTER AGREEMENT NO. 10       ***

LETTER AGREEMENT NO. 11       PREDELIVERY PAYMENTS

LETTER AGREEMENT NO. 12       ***

LETTER AGREEMENT NO. 13       TECHNICAL DISPATCH RELIABILITY GUARANTEE

                  P U R C H A S E  A G R E E M E N T


          This agreement is made this 31st day of October 1997 between AVSA, a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at

          2, rond-point Maurice Bellonte
          31700 BLAGNAC
          FRANCE

          (hereinafter referred to as the "Seller")

and

          US Airways Group, Inc. a corporation organized and existing under the laws of the State of Delaware, United States of America, having its executive offices located at

          2345 Crystal Drive
          Arlington, VA   22227

          (hereinafter referred to as the "Buyer")


WHEREAS,


a) the Buyer wishes to purchase and the Seller is willing to sell up to four hundred (400) Airbus Industrie aircraft, upon the terms and conditions herein provided; and

b) the Seller is a sales subsidiary of Airbus Industrie, G.I.E., and will purchase the A319, A320 and A321 model aircraft from Airbus Industrie, G.I.E., for resale to the Buyer.


NOW THEREFORE IT IS AGREED AS FOLLOWS:

1 -       DEFINITIONS
          -----------

          For all purposes of this agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms will have the following meanings:

          A319 Aircraft - any or all of the Firm A319 Aircraft, Reconfirmable
          -------------
          A319 Aircraft and Additional Aircraft that the Buyer selects as A319-100 aircraft and Aircraft that the Buyer converts into A319-100 aircraft to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

          A319 Airframe - any A319 Aircraft, excluding the Propulsion Systems
          -------------
          therefor.

          A320 Aircraft - any or all of the Firm A320 Aircraft, Reconfirmable
          -------------
          A320 Aircraft and Additional Aircraft that the Buyer selects as A320-200 aircraft and Aircraft that the Buyer converts into A320-200 aircraft to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

          A320 Airframe - any A320 Aircraft, excluding the Propulsion Systems
          -------------
          therefor.

          A321 Aircraft - any or all of  the Additional Aircraft that the Buyer
          -------------
          selects as A321-200 aircraft and Aircraft that the Buyer converts into A321-200 aircraft to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

          A321 Airframe - any A321 Aircraft, excluding the Propulsion Systems
          -------------
          therefor.

          Additional Aircraft - up to one hundred sixty (160) A319-100, A320-200
          -------------------
          and/or A321-200 model aircraft other than Firm Aircraft and Reconfirmable Aircraft that may be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

          Affiliate - with respect to any person or entity, any other person or
          ---------
          entity directly or indirectly controlling, controlled by or under common control with such person or entity, not including any of the Associated Contractors.

          Agreement - this Airbus A319/A320/A321 Purchase Agreement, including
          ---------
          all exhibits, appendices and letter agreements attached or otherwise incorporated herein and all SCNs, as the same may be amended or modified (whether by formal amendment, letter, correspondence or otherwise in writing) from time to time, and in effect from time to time.

          Aircraft - any or all of the A319 Aircraft, A320 Aircraft and A321
          --------
          Aircraft to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

          Airframe - any Aircraft, excluding the Propulsion Systems therefor.
          --------

          Airframe Price Revision Formula - the formula set forth in Exhibit "G"
          -------------------------------
          of this Agreement.

          ASC - Airbus Service Company, Inc., a corporation organized and
          ---
          existing under the laws of the State of Delaware, having its registered office located at 198 Van Buren Street, Suite 300, Herndon, VA 20170, or any successor thereto.

          Associated Contractors - collectively, the members and, for certain
          ----------------------
          purposes, subcontractors of the Manufacturer from time to time, which members presently are:

          (1) AEROSPATIALE, SOCIETE NATIONALE INDUSTRIELLE ("Aerospatiale"), whose principal office is at 37, Boulevard de Montmorency 75016 Paris France

          (2) BRITISH AEROSPACE (OPERATIONS) LTD, whose principal office is at Warwick House
               PO Box 87
               Farnborough Aerospace Centre
               Farnborough
               Hants GU14 6YU
               England

          (3) CONSTRUCCIONES AERONAUTICAS, S.A., whose principal office is at 404 Avenida de Aragon

               28022 Madrid
               Spain



          (4) DAIMLER-BENZ AEROSPACE AIRBUS, GmbH ("Daimler-Benz"), whose principal office is at
               Kreetslag 10
               Postfach 95 01 09
               21111 Hamburg
               Germany

          ATA Specification 100 - the specification issued by the Air Transport
          ---------------------
          Association of America relating to manufacturers' technical data.

          ATA Specification 101 - the specification issued by the Air Transport
          ---------------------
          Association of America relating to ground equipment technical data.

          ATA Specification 102 - the specification issued by the Air Transport
          ---------------------
          Association of America relating to software programs.

          ATA Specification 200 - the specification issued by the Air Transport
          ---------------------
          Association of America relating to integrated data processing.

          ATA Specification 300 - the specification issued by the Air Transport
          ---------------------
          Association of America relating to the packaging of spare parts shipments.

          ATA Specification 2000 -  the specification issued by the Air
          ----------------------
          Transport Association of America relating to an industry-wide communication system linking suppliers and users for the purposes of spares provisioning, purchasing, order administration, invoicing and information or data exchange.

          ATA Specification 2100 -  the specification issued by the Air
          ----------------------
          Transport Association of America relating to the standards for the presentation of technical information prepared as digital media (magnetic tape or CD ROM).

          Base Price - for any Aircraft, Airframe or Propulsion Systems, as
          ----------
          defined in Subclause 4.1 of this Agreement.

          Buyer Furnished Equipment - for any Aircraft, all the items of
          -------------------------
          equipment that will be furnished by the Buyer and installed in the Aircraft by the Seller, as defined in the Specification.

          ***


          Commercial Constraints - means delivery positions that are not
          ----------------------
          available
          solely because they are under offer to another customer or because they would require unreasonably expensive modifications to meet the Specification.

          Courseware - computer-based-training programs developed and owned or
          ----------
          licensed by the Seller in conjunction with the Buyer's training programs.

          Customer Originated Changes - as defined in Subclause 14.5.3 of this
          ---------------------------
          Agreement.

          Deposit - as defined in Subclause 6.2.4 of this Agreement.
          -------

          Development Changes - as defined in Subclause 3.2 of this Agreement.
          -------------------

          DGAC - the Direction Generale de l'Aviation Civile of France, or any
          ----
          successor agency thereto.

          Excusable Delay - as defined in Subclause 10.1 of this Agreement.
          ---------------

          FAA - the U.S. Federal Aviation Administration, or any successor
          ---
          agency thereto.

          Failure - as defined in Subclause 12.2 of this Agreement.
          -------

          Final Contract Price - as defined in Subclause 4.2 of this Agreement.
          --------------------

          Firm A319 Aircraft - any or all of the one hundred nine (109) firm
          ------------------
          A319-100 aircraft for which the delivery schedule is set forth in Subclause 9.1.1 hereof to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

          Firm A320 Aircraft - any or all of the fifteen (15) firm A320-200
          ------------------
          aircraft for which the delivery schedule is set forth in Subclause
          9.1.1 hereof to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

          Firm Aircraft - any or all of the Firm A319 Aircraft and Firm A320
          -------------
          Aircraft to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

          Industrial Constraints - means delivery positions that are not
          ----------------------
          physically available, because production capacity limits have been reached.

          Inexcusable Delay - as defined in Subclause 11.1 of this Agreement.
          -----------------

          In-house Warranty - as referred to in Subclause 12.1.7 of this
          -----------------
          Agreement.

          In-house Warranty Labor Rate - as defined in Subclause 12.1.7(v) of
          ----------------------------
          this Agreement.

          Interface Problem - as defined in Subclause 12.4.1 of this Agreement.
          -----------------

          Item - as defined in Subclause 12.2 of this Agreement.
          ----

          LBA - Luftfahrt-Bundesamt of Germany or any successor agency thereto.
          ---

          LIBOR - for each stated interest period, the rate for deposits in US
          -----
          dollars being quoted to prime banks in the London Interbank Market for such an interest period, at 11:00 a.m., London time, on the day that is two (2) days (other than a Saturday, Sunday or a day that is a legal holiday or a day on which banking institutions are authorized to close in the City of New York, New York, London, England, or Paris, France) before the first day of an interest period. Such rate may be displayed on the Reuters Screen LIBO Page, the Bloomberg LIBOR screen, or in the Wall Street Journal or The Financial Times. The Buyer and
                    -------------------    -------------------
          Seller will consult these sources and agree on the rate. In the event that agreement cannot be reached, if at least two (2) such offered rates appear on the Reuters Screen LIBO Page, the rate for that interest period will be the arithmetic mean of such offered rates rounded to the nearest basis point (0.5 rounds to 1), otherwise the rate for that interest period will be "LIBOR" as quoted by National Westminster Bank, plc. "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or any successor to such page or service).

          Manufacturer - Airbus Industrie, a "Groupement d'Interet Economique"
          ------------
          established under "Ordonnance" No. 67-821 dated September 23, 1967, of the Republic of France.

          Material - as defined in Subclause 1.1 of Letter Agreement No. 1 to
          --------
          the Agreement.

          Material Breach - as defined in Subclause 21.1 of this Agreement.
          ---------------

          Predelivery Payment - any payment made against the Final Contract
          -------------------
          Price of an Aircraft, the expected schedule for which is set forth in Subclause 6.2.2 of this Agreement.

          Predelivery Payment Reference Price - as defined in Subclause 6.2.3 of
          -----------------------------------
          this Agreement.

          Product Support Agreements - as referred to in Subclause 17.1.1 of
          --------------------------
          this Agreement.

          Propulsion Systems - the two (2) powerplants manufactured by CFM
          ------------------
          International to be installed, as applicable, on an A319 Aircraft, A320 Aircraft or A321 Aircraft at delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined), that have been sold to the Manufacturer by CFM International, which do not include the nacelles or thrust reversers.

          Qualifying Affiliate -  as defined in Subclause 19.5 of this
          --------------------
          Agreement.

          Reconfirmable A319 Aircraft - any or all of the reconfirmable A319-100
          ---------------------------
          aircraft that may be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

          Reconfirmable A320 Aircraft - any or all of the reconfirmable A320-200
          ---------------------------
          aircraft that may be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

          Reconfirmable A321 Aircraft - any or all of the reconfirmable A321-200
          ---------------------------
          aircraft that may be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

          Reconfirmable Aircraft - any or all of the Reconfirmable A319
          ----------------------
          Aircraft, Reconfirmable A320 Aircraft and Reconfirmable A321 Aircraft that may be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

          RFC - as defined in Subclause 3.3 of this Agreement.
          ---

          SCN - as defined in Subclause 3.1 of this Agreement.
          ---

          Seller Parts - industrial proprietary components, equipment,
          ------------
          accessories or parts of the Manufacturer manufactured to the detailed design of the Manufacturer or a subcontractor of it and bearing official part numbers of the Manufacturer or material for which the Seller has exclusive sales rights in the United States of America.

          Service Life Policy - as referred to in Subclause 12.2 of this
          -------------------
          Agreement.

          Specifications - as defined in Subclause 2.2 of this Agreement.
          --------------

          Standard Specifications - as defined in Subclause 2.2 of this
          -----------------------
          Agreement.

          Technical Publications - as defined in Subclause 14.1 of this
          ----------------------
          Agreement.

          Training - as defined in Subclause 16.1 of this Agreement.
          --------

          Training Conference - as defined in Subclause 16.2.1 of this
          -------------------
          Agreement.

          Vendor - each manufacturer of Vendor Parts.
          ------

          Vendor Component - as defined in Subclause 12.4.3 of this Agreement.
          ----------------

          Vendor Parts - any equipment, component, accessory, or part installed
          ------------
          in or intended to be installed in an Aircraft, other than Warranted Parts, Propulsion Systems and Buyer Furnished Equipment.

          Warranted Part - as defined in Subclause 12.1.1 of this Agreement.
          --------------

          Warranty Claim - as defined in Subclause 12.1.6(iv) of this Agreement.
          --------------

          Working Day - with respect to any action to be taken hereunder, a day
          -----------
          other than a Saturday, Sunday or other day designated as a legal holiday in the jurisdiction in which such action is required to be taken, provided that for purposes of determining when any notice or
                 --------
          election, any payment or any delivery of any Aircraft is required to be made, "Working Days" will mean any day other than a Saturday, Sunday or other day designated as a legal holiday or on which banks are permitted to be closed in (a) Toulouse, France, with respect to A320 Aircraft, (b) Hamburg, Germany, with respect to A319 Aircraft and A321 Aircraft, (c) New York, New York or (d) any other location where applicable United States federal offices (such as those of the FAA) are located.

          The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement, and not a particular Clause thereof.

          The term "including" as used in this Agreement means "including, without limitation," unless otherwise specified or unless the context otherwise requires.

          Technical and trade items not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

2 -       SALE AND PURCHASE
          -----------------

2.1       General
          -------

          The Seller will cause to be manufactured and will sell and deliver, and the Buyer will buy and take delivery of the Aircraft subject to the terms and conditions contained in this Agreement.

2.2       Specification Documents
          -----------------------

          Each Aircraft will be manufactured, and when delivered will be in accordance with the Specification for such Aircraft:

          (i) in respect of the A319 Aircraft, Standard Specification Document No. J.000.01000, Issue 3, Temporary Revision 1, dated August 25, 1995 (the "A319 Standard Specification"),

          (ii) in respect of A320 Aircraft, Standard Specification Document No. D.000.02000, Issue 4, dated March 30, 1995, (the "A320 Standard Specification"), and

          (ii) in respect of A321 Aircraft, Standard Specification Document No. E.000.02000, Issue 1, dated June 30, 1995 (the "A321 Standard Specification").

          Copies of the A319 Standard Specification, A320 Standard Specification and A321 Standard Specification are annexed hereto as, respectively, Exhibit "A-1," Exhibit "A-2" and Exhibit "A-3" to this Agreement (collectively, the "Standard Specifications"). The Standard Specifications, as amended by the change orders set forth in Exhibit "B" hereto are hereinafter referred to as the "Specifications." The Specifications may be further modified from time to time pursuant to the provisions of Clause 3 below.

2.3       Certification
          -------------

          Prior to the delivery of the first A319 Aircraft, the first A320 Aircraft and the first A321 Aircraft, the Seller will obtain or cause to be obtained a US FAA Type Certificate (transport category) for the Aircraft pursuant to Part 21 and in compliance with the applicable provisions of Part 25 of the US Federal Aviation Regulations. At or before such time, the Seller will provide the Buyer with a copy of each such Type Certificate.

          Each Aircraft will be delivered to the Buyer with (i) the Certificate of Airworthiness for Export issued by the LBA for A319 Aircraft and A321

          Aircraft and DGAC for A320 Aircraft, ***


                   The Buyer will remain responsible for the United States registration of the Aircraft. The Seller will not be liable for any failure to obtain the above certificates if the Buyer fails to cooperate. The Seller will have no obligation, whether before, at or after delivery of any Aircraft, to make any alterations to such Aircraft to enable such Aircraft to meet FAA requirements for specific operation on routes unique to the Buyer, ***.

          Except as set forth in this Subclause 2.3, the Seller will not be required to obtain any other certificate or approval with respect to the Aircraft.

3 -       CHANGES
          -------

3.1       Specification Change Notices
          ----------------------------

          The Specifications may be amended from time to time by a Specification Change Notice, a written agreement between the parties (each such Specification Change Notice being herein called an "SCN" and being substantially in the form of Exhibit "C" hereto). Each SCN will set forth in detail the particular changes to be made in the Specifications, and the effect, if any, of such changes on design, performance, weight, balance, time of delivery, Buyer Furnished Equipment and price (in base year dollars and, for information purposes only, in then current year dollars) of each Aircraft affected thereby and interchangeability or replaceability of parts. SCNs will not be binding on either party until signed by persons duly authorized in writing by the Buyer and the Seller, but upon being so signed will constitute amendments to this Agreement. All SCNs will be signed on behalf of the Buyer by an officer in its finance department and an officer in flight operations or maintenance, or alternatively may be signed by the Buyer's chief executive officer or president.

3.2       Development Changes
          -------------------

          *** the Specifications may also be revised by the Seller without an SCN or the Buyer's consent solely to in corporate Manufacturer-decided changes that are deemed necessary or useful to correct defects, improve the Aircraft or its process of manufacture, prevent delay, or ensure compliance with this Agreement and that do not increase the price or adversely affect the delivery, overall dimensions, weight, operational or maintenance requirements or performance of the Aircraft or adversely (i) change the interchangeability or replaceability requirements of the Specifications with respect to parts or (ii) ***

                   (hereinafter called "Development Changes"). ***


3.3       Requests and Approvals
          ----------------------

          In the event that the Buyer files a Request for Change ("RFC") with the Seller and the RFC does not subsequently become an SCN for any reason, such RFC will be cancelled without charge to the Buyer. Upon receipt of any request for a proposed change, the Seller will consider such request in good faith and will respond within ten (10) Working Days with (i) if possible, all appropriate information, including, a written estimated range of the cost thereof, the impact on the delivery dates of the applicable Aircraft and any certification requirements, or (ii) if (i) is not possible, with a date when the Seller will provide the Buyer with the information in (i). In the event that the Buyer requests the Seller in writing to incorporate a proposed change (excluding Development Changes) in an Aircraft and the Seller agrees to such request and incorporates such change, but the change is not subsequently made the subject of an SCN for any reason (other than the Seller's unreasonable refusal to sign the SCN or otherwise acting in bad faith), the Buyer will pay to the Seller the actual direct cost of design and other work resulting from such request and incurred by the Seller ***.

                      In the event that the Buyer requests the Seller in writing to proceed with a proposed change before any requisite approval of the LBA, for A319 Aircraft and A321 Aircraft, DGAC, for A320 Aircraft, and FAA has been obtained and subsequently such LBA, DGAC or FAA approval is not obtained, any SCN which will have been executed in connection with such proposed change will be deemed cancelled. ***


3.4       Specification Changes Before Delivery
          -------------------------------------

          If, pursuant to the promulgation, adoption, issuance, change or interpretation of any applicable law or regulation, any change in the Specifications has to be made before delivery of any Aircraft to enable ***.

                      For each such change, the parties will sign an SCN specifying the effect, if any, of such change on design, performance, weight, balance, time of delivery, Buyer Furnished Equipment and price of each Aircraft affected thereby and interchangeability or replaceability of parts. If the Seller anticipates that the scheduled delivery of any Aircraft will be postponed by reason of such change, the delivery date of such Aircraft as provided in Subclause 9.1 will be extended to the extent required by reason of such change, ***.


          The Seller will use all reasonable efforts to ensure that each Aircraft that is the subject of such postponement is "ready for delivery" without discrimination against the Aircraft.

          ***

          The cost of the changes applicable to Propulsion Systems, will be borne by the Buyer or the manufacturer thereof in accordance with such arrangements as may be made separately between the Buyer and the manufacturer of the Propulsion Systems.

3.5       Specification Changes After Delivery
          ------------------------------------

          Subclause 3.4 will not require the Seller to make any changes or modifications to or to make any payments or take any other action with respect to any Aircraft delivered to the Buyer before any law or regulation referred to in Subclause 3.4 is to be complied with. Any such changes or modifications made to an Aircraft after its delivery to the Buyer will be at the Buyer's expense, except as otherwise agreed between the Buyer and the Seller.

3.6       Specification Evolution
          -----------------------

          The Seller will keep the Buyer advised of any evolution in the design of the A320 family of aircraft and of any new relevant option that becomes available with respect to the Aircraft.

4 -       PRICE
          -----

4.1       Base Price of the Aircraft
          --------------------------

          The "Base Price" of each Aircraft is the sum of:

          (i)  the Base Price of the Airframe, and

          (ii) the Base Price of the Propulsion Systems.

4.1.1     Base Price of the Airframe
          --------------------------

4.1.1.1   A319 Airframe
          -------------

          The Base Price of the A319 Airframe will be the sum of the Base Prices set forth below in (i) and (ii):

          (i) the Base Price of the Standard A319 Airframe, as defined in the A319 Standard Specification set forth in Exhibit "A-1" hereto (excluding Buyer Furnished Equipment, Propulsion Systems and
               SCNs), at delivery conditions prevailing in January 1996, which is:

                    US $ ***

               (US dollars--***), and

          (ii) the Base Price of any and all SCNs mutually agreed upon prior to the signature of this Agreement and set forth in Exhibit "B," at delivery conditions prevailing in January 1996, which is:

                    US $   ***

               (US dollars--***).

4.1.1.2   A320 Airframe
          -------------

          The Base Price of the A320 Airframe will be the sum of the Base Prices set forth below in (i) and (ii):

          (i) the Base Price of the Standard A320 Airframe, as defined in the A320 Standard Specification set forth in Exhibit "A-2" hereto (excluding Buyer Furnished Equipment, Propulsion Systems and
               SCNs), at delivery conditions prevailing in January 1996, which is:

                    US $ ***

               (US dollars--***), and

          (ii) the Base Price of any and all SCNs mutually agreed upon prior to the signature of this Agreement and set forth in Exhibit "B," at delivery conditions prevailing in January 1996, which is:

                    US $ ***

               (US dollars--***).

4.1.1.3   A321 Airframe
          -------------

          The Base Price of the A321 Airframe will be the sum of the Base Prices set forth below in (i) and (ii):

          (i) the Base Price of the Standard A321 Airframe, as defined in the A321 Standard Specification set forth in Exhibit "A-3" hereto (excluding Buyer Furnished Equipment, Propulsion Systems and
               SCNs), at delivery conditions prevailing in January 1996, which is:

                    US $ ***

               (US dollars--***), and

          (ii) the Base Price of any and all SCNs mutually agreed upon prior to the signature of this Agreement and set forth in Exhibit "B," at delivery conditions prevailing in January 1996, which is:

                    US $ ***

               (US dollars--***).

4.1.1.4 The Base Price of the Airframe of each Aircraft will be revised to the actual delivery date of such Aircraft in accordance with the Airframe Price Revision Formula.



4.1.2     Base Price of the Propulsion Systems
          ------------------------------------

4.1.2.1   A319 Aircraft
          -------------

4.1.2.1.1 CFM International CFM 56-5B-6/P Propulsion Systems
          --------------------------------------------------

          The Base Price of a set of two (2) CFM 56-5B-6/P Propulsion Systems is the sum of the Base Prices quoted below in (i) and (ii):

          (i) Base Price of the CFM 56-5B-6/P Engines
              ---------------------------------------

                The Base Price of a set of two (2) CFM 56-5B-6/P engines and additional standard equipment, at delivery conditions prevailing in January 1996, which is:

                    US $ ***

                (US dollars--***).

                Said Base Price has been calculated with reference to the Reference Price indicated by CFM INTERNATIONAL of US $ *** as defined by the Reference Composite Price Index of *** and in accordance with economic conditions prevailing in ***

                Said Reference Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the CFM INTERNATIONAL Price Revision Formula set forth in Exhibit "H-1" of this Agreement.

          (ii)  Base Price of Nacelles and Thrust Reversers
                -------------------------------------------

                The Base Price of a set of two (2) nacelles and two (2) thrust reversers for the CFM 56-5B-6/P Propulsion Systems at delivery conditions prevailing in January 1996, which is:

                    US $ ***

                (US dollars--***).

                Said Base Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the Airframe Price Revision Formula.

4.1.2.2   A320 Aircraft
          -------------

4.1.2.2.1 CFM International CFM 56-5B-4/P Propulsion Systems
          --------------------------------------------------

          The Base Price of a set of two (2) CFM 56-5B-4/P Propulsion Systems is the sum of the Base Prices quoted below in (i) and (ii):

          (i)   Base Price of the CFM 56-5B-4/P Engines
                ---------------------------------------

                The Base Price of a set of two (2) CFM 56-5B-4/P engines and additional standard equipment, at delivery conditions prevailing in January 1996, which is:

                    US $ ***

                (US dollars--***).

                Said Base Price has been calculated with reference to the Reference Price indicated by CFM INTERNATIONAL of US $ *** as defined by the Reference Composite Price Index of *** and in accordance with economic conditions prevailing in ***

                Said Reference Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the CFM INTERNATIONAL Price Revision Formula set forth in Exhibit "H-2" of this Agreement.

          (ii)  Base Price of Nacelles and Thrust Reversers
                -------------------------------------------

                The Base Price of a set of two (2) nacelles and two (2) thrust reversers for the CFM 56-5A-3/P Propulsion Systems at delivery conditions prevailing in January 1996, which is:

                    US $ ***

                (US dollars--***).

                Said Base Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the Airframe Price Revision Formula.


4.1.2.3   A321 Aircraft
          -------------

4.1.2.3.1 CFM International CFM 56-5B-3/P Propulsion Systems
          --------------------------------------------------

          The Base Price of a set of two (2) CFM 56-5B-3/P Propulsion Systems is the sum of the Base Prices quoted below in (i) and (ii):

          (i)   Base Price of the CFM 56-5B-3/P Engines
                ---------------------------------------

                The Base Price of a set of two (2) CFM 56-5B-3/P engines and additional standard equipment, at delivery conditions prevailing in January 1996, which is:

                    US $ ***

                (US dollars--***).

                Said Base Price has been calculated with reference to the Reference Price indicated by CFM INTERNATIONAL of US$ *** as defined by the Reference Composite Price Index of *** and in accordance with economic conditions prevailing in ***

                Said Reference Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the CFM INTERNATIONAL Price Revision Formula set forth in Exhibit "H-3" of this Agreement.

          (ii)  Base Price of Nacelles and Thrust Reversers
                -------------------------------------------

                The Base Price of a set of two (2) nacelles and two (2) thrust reversers for the CFM 56-5B-3/P Propulsion Systems at delivery conditions prevailing in January 1996, which is:

                    US $ ***

                (US dollars--***).

                Said Base Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the Airframe Price Revision Formula.


4.2       Final Contract Price
          --------------------

          The Final Contract Price of an Aircraft will be the sum of:

          (i) the Base Price of the Airframe constituting a part of such Aircraft, as adjusted to the date of delivery of such Aircraft in accordance with Subclause 5.1 of this Agreement;

          (ii) the price (as of delivery conditions prevailing in January 1996) of any SCNs constituting a part of such Aircraft that are entered into pursuant to Clause 3 after the date of execution of this Agreement, as adjusted to the date of delivery of such Aircraft in accordance with Subclause 5.1 of this Agreement;

          (iii) the Reference Price of the installed Propulsion Systems constituting a part of such Aircraft, as adjusted to the date of delivery of such Aircraft in accordance with Subclause 5.2 of this Agreement; and

          (iv) any other adjustment resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the Aircraft and specifically stating that such adjustment is to be included in or taken into account in the Final Contract Price of an Aircraft, such as the Seller's purchase of Buyer Furnished Equipment from the Buyer.

4.3       Validity of Propulsion Systems Prices
          -------------------------------------

          It is understood that the prices cited above and the price revision formulas referred to in Subclause 5.2 concerning the Propulsion Systems and related equipment are based on information received from the Propulsion Systems manufacturer and remain subject to any modifications that might be jointly communicated by the Propulsion Systems manufacturer and the Buyer to the Seller and the Manufacturer.

4.4       Taxes, Duties and Imposts
          -------------------------

4.4.1 The Seller will bear and pay the amount of any and all taxes, duties, imposts or similar charges of any nature whatsoever that are (i) imposed upon the Buyer, or any assignee pursuant to an assignment as set forth in Clause 19, (ii) imposed upon the Seller with an obligation on the Buyer to withhold or collect the amount thereof from the Seller or (iii) imposed upon the Buyer with an obligation on the Seller to withhold or collect such amount from the Buyer, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery, use of or payment under this Agreement for any Aircraft, component, accessory, service, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been levied, assessed, charged or collected in the Republic of France under laws promulgated and enforceable in the Republic of France, in respect of A320 Aircraft, and Germany under laws promulgated and enforceable in Germany, in respect of A319 Aircraft and A321 Aircraft.

4.4.2 The Buyer will bear and pay the amount of any and all taxes, duties, imposts or similar charges of any nature whatsoever imposed upon the Seller (except for taxes based on or measured by the Seller's income), imposed upon the Buyer with an obligation on the Seller to collect the amount thereof for the Buyer, or imposed upon the Seller with an obligation for the Buyer to withhold such amount from the Seller (except for income taxes collected by withholding), which are levied, assessed, charged or collected for or in connection with the sale, delivery or use of (except any use prior to delivery to the Buyer), or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been promulgated and are enforceable under any laws ***

4.4.3 If a claim is made against one party (the "Indemnitee") for any taxes, duties, imposts or similar charges for which the other party (the "Indemnitor") has agreed to be liable pursuant to the provisions of this Agreement, the Indemnitee will promptly notify the Indemnitor.
          In lieu of any direction or request by the Indemnitor received within five (5) Working Days of the due date specified in said claim, the Indemnitee may pay the amount of said tax, duty, impost or charge and claim against the Indemnitor for reimbursement consistent with Subclause 4.4. However, if requested by the Indemnitor in writing, the Indemnitee will, at the Indemnitor's expense, take such action as the Indemnitor may reasonably direct with respect to such asserted liability and will not pay such taxes, duties, imposts or similar charges except under protest, if protest is necessary. If payment is made, the Indemnitee will, at the Indemnitor's expense, take such action as the Indemnitor may reasonably direct to recover payment and will, if requested, permit the Indemnitor in the Indemnitee's name to file a claim or commence an action to recover such payment. If the Indemnitee will receive a refund or credit for all or any part of such taxes, duties, imposts or similar charges, then the Indemnitee will promptly repay the Indemnitor the amount of any such refund or credits which are attributable to the amount paid by the Indemnitor, including any interest received thereon, but less any expenses incurred by the Indemnitee in pursuing such refund or credit.

5 -       PRICE REVISION
          --------------

5.1       Airframe Price Revision Formula
          -------------------------------

          Base Price of the Airframe of each Aircraft will be revised to the actual delivery date of such Aircraft in accordance with the Airframe Price Revision Formula, unless otherwise provided in this Agreement.

5.2       Propulsion Systems Price Revision Formula
          -----------------------------------------

          The Reference Price of the Propulsion Systems will be revised to the actual delivery date of the Aircraft on which such Propulsion Systems are installed in accordance with the revision formula set forth in, as applicable, Exhibit "H-1," Exhibit "H-2" or Exhibit "H-3" hereto, unless otherwise provided in this Agreement.

6 -       PAYMENT TERMS
          -------------

6.1       Method and Place of Payment
          ---------------------------

6.1.1 The Buyer will pay all sums due hereunder in immediately available funds in United States dollars by credit to the Seller's account at Credit Lyonnais, New York Branch, or to such other account located in the United States of America as the Seller will designate by notice to the Buyer.

6.1.2 The Seller will pay all sums due hereunder to the Buyer in immediately available funds in United States dollars by credit to the Buyer's account, account no. 2147591, at PNC Bank in Pittsburgh, Pennsylvania, or to such other account located in the United States of America as the Buyer designates by notice to the Seller.

6.2       Predelivery Payments
          --------------------

6.2.1     ***

6.2.2 Predelivery Payments will be paid according to the following schedules.

6.2.2.1   ***

6.2.2.2   ***


6.2.3     The Predelivery Payment Reference Price is defined as:

          A =   Pb (1 + 0.05N)

          where

          A = the Predelivery Payment Reference Price for Aircraft to be delivered in calendar year T.

          Pb = the Base Price of the Aircraft as defined in Subclause 4.1 above.

          N = (T -1996).

          T = the year of delivery of the relevant Aircraft.

6.2.4     The Seller acknowledges that it has already received from the Buyer
          the sum of US$***       (US dollars--***),
          which represents a deposit of US$ ***    (US dollars--***)
          for the first one hundred twenty (120) Firm Aircraft (each a
          "Deposit"). Each US$ ***    (US dollars--***)
          deposit paid with respect to each particular Firm Aircraft will be credited without interest against the first Predelivery Payment for such Firm Aircraft due upon execution of this Agreement.

6.3       Payment of Final Contract Price
          -------------------------------

          Concurrently with the transfer of title to each Aircraft, the Buyer will pay to the Seller the Final Contract Price thereof, less the total amount of the Predelivery Payments theretofore received by the Seller for such Aircraft under Subclause 6.2 above, *** . The Seller's receipt of the full amount of all Predelivery Payments and of the Final Contract Price *** will be a condition precedent to the Seller's obligation to deliver such Aircraft.

6.4       Payment of Other Amounts
          ------------------------

          Unless otherwise expressly provided for herein, any payments due hereunder or in respect of an Aircraft in addition to those referred to in Subclauses 6.2.2 and 6.3 above will be paid by the Buyer concurrently with the delivery of the corresponding Aircraft or, if invoiced after delivery of such Aircraft, within one (1) month after the invoice date.

6.5       Overdue Payments
          ----------------

          If any payment due under this Agreement is not received on the date or dates as agreed upon between the Buyer and the Seller, the person entitled to receive payments (the "Recipient") will have the right to claim from the person owing such payment (the "Payor") and the Payor will promptly pay to the Recipient *** interest at a rate per annum equal to *** on the amount of such overdue payment, to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by the Recipient. For purposes of the foregoing sentence, any period of less than one month will be prorated to include the period during which the payment is overdue. The Recipient's right to receive such interest will be in addition to any other rights of the Recipient hereunder or at law. ****

6.6       Refund of Predelivery Payments
          ------------------------------

          The Buyer will have no right to any refund of any deposit or Predelivery Payment received by the Seller, except as otherwise provided in this Agreement.

6.7       Proprietary Interest
          --------------------

          The Buyer will not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular Aircraft as an Aircraft to which any of the provisions of this Agreement refers), and notwithstanding any provision of law to the contrary, acquire any proprietary, insurable or other interest whatsoever in any Aircraft prior to delivery of and payment for such Aircraft as provided in this Agreement.

6.8       Tender of Delivery
          ------------------

          In addition to any other rights and remedies available to the Seller, the Seller will not be obligated to tender delivery of any Aircraft to the Buyer, if, *** the Buyer is still in default of its obligation to make any Predelivery Payment due with respect to such Aircraft.

6.9       Payment in Full
          ---------------

          The Buyer's obligation to make payments to the Seller hereunder will not be affected by and will be determined without regard to any setoff, counterclaim, recoupment, defense or other right that the Buyer may have against the Seller or any other person and all such payments will be made without deduction or withholding of any kind.

7 -       PLANT REPRESENTATIVES - INSPECTION
          ----------------------------------

7.1       Inspection Procedures
          ---------------------

7.1.1 All work to be carried out on the Aircraft and all materials and parts thereof will at all reasonable times during business hours be open to inspection by duly authorized representatives of the Buyer or its designee at the respective works of the Associated Contractors and, if possible, at the works of their respective subcontractors, and such representatives will, to carry out the aforesaid inspection, have access to such relevant technical data as is reasonably necessary for this purpose (except that, if access to any part of the respective works where construction is in progress or materials or parts are stored is restricted for security reasons, the Associated Contractors will be allowed a reasonable time to make the items available for inspection elsewhere). The actual detailed inspection of the Aircraft, materials and parts thereof will take place only in the presence of the respective inspection department personnel of the Associated Contractors or their subcontractors. The procedures for such inspections will be agreed upon with the Buyer prior to any inspection, based on modifications to the Manufacturer's Quality Instruction document.

7.1.2 For the purposes of Subclause 7.1.1 above and commencing with the date of this Agreement until the delivery of the last Aircraft, the Seller will furnish free-of-charge adequate secretarial assistance and suitable, private and secure (with access limited and controlled by the Buyer in its sole discretion) space, office equipment, telecommunications (including telephone and facsimile lines and equipment for professional use only) and facilities in or conveniently located with respect to each of Daimler-Benz's works in Hamburg, Germany, with respect to A319 Aircraft and A321 Aircraft, and Aerospatiale's works in Toulouse, France, with respect to A320 Aircraft, for the use of not more than six (6) (or more if reasonably necessary) representatives of the Buyer during the aforementioned period.

7.1.3 All inspections, examinations and discussions with the Seller's, the Associated Contractors' or their respective subcontractors' engineering or other personnel by the Buyer and its said representatives will be performed in such manner as not to unreasonably delay or hinder the work to be carried out on the Aircraft or the proper performance of this Agreement. In no event will the Buyer or its representatives be permitted to inspect any aircraft other than the Aircraft. The Seller will not permit, and will cause the Manufacturer not to permit, any representatives, employees, agents or personnel of any other airline or customer to inspect, or to have access to, the Aircraft or any designs or specifications relating thereto.

7.2       INDEMNITY
          ---------

7.2.1     SCOPE
          -----

          IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 7, THE SELLER AND THE BUYER PROVIDE THE INDEMNITIES SET FORTH IN SUBCLAUSES
          7.2.2 AND 7.2.3.

7.2.2     SELLER'S INDEMNITY
          ------------------

          THE SELLER WILL INDEMNIFY AND HOLD HARMLESS THE BUYER, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES

          (I) FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO OR DEATH OF THE BUYER'S REPRESENTATIVES PARTICIPATING IN ANY TESTS, CHECKOUTS OR INSPECTIONS OR CONTROLS UNDER THIS CLAUSE 7) CAUSED BY THE BUYER OR ITS REPRESENTATIVES, AND

          (II) FOR ANY LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF THE BUYER'S SAID REPRESENTATIVES) CAUSED BY THE BUYER OR ITS REPRESENTATIVES,

          ARISING OUT OF OR IN CONNECTION WITH ANY SUCH TESTS, CHECKOUTS, INSPECTIONS OR CONTROLS UNDER THIS CLAUSE 7.

          THIS INDEMNITY OF THE SELLER WILL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE BUYER'S SAID REPRESENTATIVES.

7.2.3     BUYER'S INDEMNITY
          -----------------

          THE BUYER WILL INDEMNIFY AND HOLD HARMLESS THE SELLER, THE MANUFACTURER, EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES

          (I) FOR INJURIES TO OR DEATHS OF THE BUYER'S SAID REPRESENTATIVES PARTICIPATING IN ANY TESTS, CHECKOUTS, INSPECTIONS OR CONTROLS UNDER THIS CLAUSE 7,

          (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF THE BUYER'S SAID REPRESENTATIVES, AND

          (III) ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE BUYER'S SAID REPRESENTATIVES.

          WITH RESPECT TO SUBCLAUSES (I) AND (II) OF THE PRECEDING SENTENCE, THE BUYER WILL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS THE SELLER WHERE THE LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM THE SELLER'S, THE MANUFACTURER'S OR ANY OF THE ASSOCIATED CONTRACTORS' OR THEIR RESPECTIVE SUBCONTRACTORS' OR THEIR RESPECTIVE OFFICERS', AGENTS' OR EMPLOYEES' WILLFUL MISCONDUCT OR GROSS NEGLIGENCE.

7.2.4     CLAIMS
          ------

          IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATH OR INJURY, OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUBCLAUSE 7.2, THE FORMER (INDEMNITEE) WILL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR WILL HAVE THE RIGHT TO INVESTIGATE, AND THE RIGHT IN ITS SOLE DISCRETION TO ASSUME AND CONDUCT THE DEFENSE OF OR SETTLE OR COMPROMISE, SUCH CLAIM, ACTION, PROCEEDING OR LAWSUIT. HOWEVER, IF IN THE REASONABLE OPINION OF THE INDEMNITEE, SUCH DEFENSE, SETTLEMENT OR COMPROMISE INVOLVES THE POTENTIAL IMPOSITION OF CRIMINAL LIABILITY ON THE INDEMNITEE OR A CONFLICT OF INTEREST BETWEEN THE INDEMNITOR AND THE INDEMNITEE, THE INDEMNITOR WILL NOT BE ENTITLED TO ASSUME AND CONDUCT THE DEFENSE OF ANY SUCH CLAIM, ACTION, PROCEEDING OR LAWSUIT. THE INDEMNITEES WILL BE ENTITLED, AT THEIR OWN EXPENSE, ACTING THROUGH ONE (1) COUNSEL, TO PARTICIPATE IN ANY CLAIM, ACTION, PROCEEDING

          OR LAWSUIT THE DEFENSE OF WHICH HAS BEEN ASSUMED BY THE INDEMNITOR PURSUANT TO THE PRECEDING PROVISIONS, PROVIDED, THAT SUCH PARTICIPATION DOES NOT, IN THE REASONABLE OPINION OF INDEPENDENT COUNSEL OF THE INDEMNITOR, INTERFERE WITH THE CONDUCT OF SUCH DE FENSE. NOTWITHSTANDING ANYTHING TO THE CONTRARY, NO SETTLEMENT OR COMPROMISE WILL BE ENTERED INTO WITHOUT THE PRIOR WRITTEN CONSENT OF THE INDEMNITEE, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD OR DELAYED. EACH INDEMNITEE WILL COOPERATE WITH THE INDEMNITOR IN THE INVESTIGATION AND CONDUCT OF THE DEFENSE OF ANY CLAIM, ACTION, PROCEEDING OR LAWSUIT INDEMNIFIED HEREUNDER.

          IN THE EVENT THAT THE INDEMNITOR DOES NOT ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR LAWSUIT, THEN THE INDEMNITEE WILL HAVE THE RIGHT TO PROCEED WITH DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND WILL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES INCURRED IN CONDUCTING SAID DEFENSE. FOR THE PURPOSE OF THIS SUBCLAUSE 7.2, A CLAIM OR LAWSUIT AGAINST THE MANUFACTURER OR ANY OF THE ASSOCIATED CONTRACTORS OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES WILL BE DEEMED TO BE A LAWSUIT AGAINST THE SELLER.

8 -       BUYER'S ACCEPTANCE
          ------------------

8.1       Acceptance Procedures
          ---------------------

8.1.1 The Seller or any Affiliate thereof acting as the Seller's designee will give to the Buyer not less than thirty (30) days' notice of the proposed date and time when the Buyer's acceptance tests will be conducted, and, in the event that the Buyer elects to attend the said tests, the Buyer will cooperate in complying with the reasonable requirements of the Seller with the intention of completing all tests within five (5) Working Days after commencement. The tests will take place at Daimler-Benz's works in Hamburg, Germany, for A319 Aircraft and A321 Aircraft, and at Aerospatiale's works near Toulouse, France, for A320 Aircraft, and will be carried out by the personnel of the Manufacturer (accompanied, if the Buyer so wishes, by representatives of the Buyer up to a total of six (6) (or more if reasonably requested by the Buyer) acting as observers, of whom not more than two (2) will have access to the cockpit at any one time and of whom one (1) may act as copilot, subject to such person's appropriate certification). During flight tests, these representatives will comply with the instructions of the Manufacturer's representatives. The Manufacturer will not normally be required in the course of such acceptance tests to fly any of the Aircraft for more than an aggregate of three (3) hours, unless more time is necessary to complete the acceptance tests.

8.1.2 The Seller will cause ASC, at no cost to the Buyer, to brief, and provide one (1) free-of-charge four (4) hour simulator session for each new set of acceptance pilots. This briefing will provide specific information related to acceptance flights.

8.1.3 The acceptance tests will be designed to demonstrate the satisfactory functioning of the Aircraft and all systems relating thereto, and compliance with the terms, requirements and conditions of this Agreement, including conformity to the Specifications and ***.


                The successful completion of such acceptance tests will also be deemed to demonstrate compliance with the Specifications. The acceptance tests will be conducted in accordance with the Manufacturer's aircraft acceptance procedure, as amended to incorporate the Buyer's reasonable requests. At the time of delivery, the Aircraft will comply with all relevant limits and tolerances specified in the Aircraft Maintenance

          Manual. In the event that the Buyer does not attend the tests or fails to so cooperate, the Seller may complete them in the absence of the Buyer, provided that the Seller has given the Buyer reasonable prior written notice of not less than seven (7) days of its intention to complete such tests and the Buyer remains absent or uncooperative. The Buyer will be deemed to have accepted the tests, if such tests are reasonably deemed satisfactory by the Seller, and the Seller will furnish such data with respect to such tests as the Buyer may reasonably request. Notwithstanding the above, said acceptance by the Buyer will not impair the rights of the Buyer that derive from the warranties relating to the Aircraft.

8.1.4 If the acceptance tests for an Aircraft are not successfully completed or there is a defect, the Buyer, within two (2) days after such tests, will give notice to the Seller specifying such unsuccessful completion or defect. Thereafter the Seller will, without unreasonable hindrance from the Buyer, carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft for new acceptance tests, including flight tests if necessary, demonstrate the elimination of the defect, such tests to be held and carried out in accordance with this Subclause 8.1. In order to avoid a delay in the delivery of any Air craft found to have one or more defects, the Buyer may elect with the consent of the Seller (such consent not to be unreasonably withheld) to take delivery of such Aircraft prior to the correction of such defects and without prejudice to any rights the Buyer may have under this Agreement against the Seller by reason of such defects.

          In the event the Buyer elects to take delivery of an Aircraft with defects pursuant to the preceding paragraph, delivery of such Aircraft will be made as originally scheduled, and such defects will be corrected, at the Seller's expense, by the Buyer or the Seller at such subsequent time as is mutually acceptable to the Buyer and the Seller, and as will be set forth in a written agreement that will state the settlement agreed by the Buyer and the Seller with respect to such defects.

8.1.5 Within three (3) months of execution of the Agreement, the Buyer and the Seller will review the technical documentation provided by the Seller at delivery of each Aircraft, and, if practicable, will agree on any reasonable changes to such documentation deemed necessary by the Buyer.

8.2       Seller's Use of Aircraft
          ------------------------

          The Seller will be entitled to use, without compensation to the Buyer, each Aircraft prior to its delivery as may be necessary to obtain the certificates required under Clause 2 hereof, and such use will not *** affect the Buyer's obligation to accept delivery of any Aircraft hereunder. ***



8.3       Certificate of Acceptance
          -------------------------

          When the Aircraft is "ready for delivery" as defined below in Subclause 9.2, the Buyer will forthwith give to the Seller a signed Certificate of Acceptance in the form attached as Exhibit "E" in respect of the relevant Aircraft. Should the Buyer fail to so deliver the said Certificate, then the Buyer will be deemed to be in default as though it had without warrant rejected delivery of such Aircraft when duly tendered to it hereunder and will thereafter bear all costs and expenses resulting from such delay in delivery. The execution and delivery of a Certificate of Acceptance by the Buyer in respect of an Aircraft will not constitute waiver by the Buyer of any rights and remedies it may have in respect of any Aircraft under Clauses 12 and 13 of this Agreement.

8.4       Finality of Acceptance
          ----------------------

          The Buyer's acceptance of delivery of each Aircraft will constitute waiver by the Buyer of any right it may have under the Uniform Commercial Code or otherwise to revoke such acceptance for any reason, whether known or unknown to the Buyer at the time of acceptance.

8.5       INDEMNITY
          ---------

8.5.1     SCOPE
          -----

          IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 8, THE SELLER AND THE BUYER PROVIDE THE INDEMNITIES SET FORTH IN SUBCLAUSES
          8.5.2 AND 8.5.3.

8.5.2     SELLER'S INDEMNITY
          ------------------

          THE SELLER WILL INDEMNIFY AND HOLD HARMLESS THE BUYER, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES


          (I) FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO AND DEATHS OF THE BUYER'S REPRESENTATIVES PARTICIPATING IN ANY

                  GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8) CAUSED BY THE BUYER OR ITS REPRESENTATIVES, AND

          (II) FOR ANY LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF THE BUYER'S SAID REPRESENTATIVES), CAUSED BY THE BUYER OR ITS REPRESENTATIVES,

          ARISING OUT OF OR IN CONNECTION WITH THE OPERATION OF THE AIRCRAFT DURING ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8.

          THIS INDEMNITY OF THE SELLER WILL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE BUYER'S SAID REPRESENTATIVES.

8.5.3     BUYER'S INDEMNITY
          -----------------

          THE BUYER WILL INDEMNIFY AND HOLD HARMLESS THE SELLER, THE MANUFACTURER, EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES

          (I) FOR INJURIES TO OR DEATHS OF THE BUYER'S SAID REPRESENTATIVES PARTICIPATING IN ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8,

          (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF THE BUYER'S SAID REPRESENTATIVES, AND

          (III) ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE BUYER'S SAID REPRESENTATIVES.


          WITH RESPECT TO SUBCLAUSES (I) AND (II) OF THE PRECEDING SENTENCE, THE BUYER WILL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS THE SELLER WHERE THE

          LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM THE SELLER'S, THE MANUFACTURER'S OR ANY OF THE ASSOCIATED CONTRACTORS' OR THEIR RESPECTIVE SUBCONTRACTORS' OR THEIR RESPECTIVE OFFICERS', AGENTS' OR EMPLOYEES' WILLFUL MISCONDUCT OR GROSS NEGLIGENCE.

8.5.4     CLAIMS
          ------

          IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATH OR INJURY OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUBCLAUSE 8.5, THE FORMER (INDEMNITEE) WILL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR WILL HAVE THE RIGHT TO INVESTIGATE, AND THE RIGHT IN ITS SOLE DISCRETION TO ASSUME AND CONDUCT THE DEFENSE OF OR SETTLE OR COMPROMISE, SUCH CLAIM, ACTION, PROCEEDING OR LAWSUIT.

          HOWEVER, IF IN THE REASONABLE OPINION OF THE INDEMNITEE, SUCH DEFENSE, SETTLEMENT OR COMPROMISE INVOLVES THE POTENTIAL IMPOSITION OF CRIMINAL LIABILITY ON THE INDEMNITEE OR A CONFLICT OF INTEREST BETWEEN THE INDEMNITOR AND THE INDEMNITEE, THE INDEMNITOR WILL NOT BE ENTITLED TO ASSUME AND CONDUCT THE DEFENSE OF ANY SUCH CLAIM, ACTION, PROCEEDING OR LAWSUIT. THE INDEMNITEES WILL BE ENTITLED, AT THEIR OWN EXPENSE, ACTING THROUGH ONE (1) COUNSEL, TO PARTICIPATE IN ANY CLAIM, ACTION, PROCEEDING OR LAWSUIT THE DEFENSE OF WHICH HAS BEEN ASSUMED BY THE INDEMNITOR PURSUANT TO THE PRECEDING PROVISIONS, PROVIDED, THAT SUCH PARTICIPATION DOES NOT, IN THE REASONABLE OPINION OF INDEPENDENT COUNSEL OF THE INDEMNITOR, INTERFERE WITH THE CONDUCT OF SUCH DEFENSE. NOTWITHSTANDING ANYTHING TO THE CONTRARY, NO SETTLEMENT OR COMPROMISE WILL BE ENTERED INTO WITHOUT THE PRIOR WRITTEN CONSENT OF THE INDEMNITEE, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD OR DELAYED. EACH INDEMNITEE WILL COOPERATE WITH THE INDEMNITOR IN THE INVESTIGATION AND CONDUCT OF THE DEFENSE OF ANY CLAIM, ACTION, PROCEEDING OR LAWSUIT INDEMNIFIED HEREUNDER.

          IN THE EVENT THAT THE INDEMNITOR DOES NOT ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR LAWSUIT, THEN THE INDEMNITEE WILL HAVE THE RIGHT TO PROCEED WITH DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND WILL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES INCURRED IN CONDUCTING SAID DEFENSE. FOR THE PURPOSE OF THIS SUBCLAUSE 8.5, A CLAIM OR LAWSUIT AGAINST THE MANUFACTURER OR ANY OF THE ASSOCIATED CONTRACTORS OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES WILL BE DEEMED TO BE A LAWSUIT AGAINST THE SELLER.

9 -       DELIVERY
          --------

9.1       Delivery Locations, Schedule and Notice of Delivery Date
          --------------------------------------------------------

          Subject to the provisions of this Agreement, the Seller will have the Aircraft ready for delivery at Daimler-Benz's works in Hamburg, Germany, or at Aerospatiale's works near Toulouse, France, as the case may be.

9.1.1 The Buyer will accept the Aircraft, during the months and years set forth below in this Subparagraph 9.1.1.

          (i)  Firm A319 Aircraft
               ------------------

          ***

          ***

          (ii)  Firm A320 Aircraft
                ------------------

          ****



          (iii) Reconfirmable A319 Aircraft
                ---------------------------

          ***

          ***

9.1.2 The Seller and the Buyer will agree on the type selection and delivery dates of the remaining thirty-nine (39) Reconfirmable Aircraft not later than December 31, 1997.

9.1.3     ***


9.1.4 Not later than thirty (30) days prior to the date scheduled for acceptance tests for a particular Aircraft, the Seller will give the Buyer notice of the anticipated date on which such Aircraft will be ready for delivery. Not later than fifteen (15) days prior to such date notified to the Buyer, the Seller will (i) confirm to the Buyer that such anticipated delivery date is firm or (ii) in the event the Seller cannot confirm such date as being firm, confirm a new date, which will be no more than two (2) Working Days in Germany, for A319 Aircraft and A321 Aircraft, and France, for A320 Aircraft, before or after the originally scheduled date.

9.2       Certificate of Airworthiness
          ----------------------------

          Each Aircraft will for the purpose of this Agreement be deemed to be "ready for delivery" upon (a) the satisfactory completion of its acceptance tests, (b) the issuance of Certificate of Airworthiness for Export in the "Transport Category" with respect thereto by the LBA, with respect to A319 Aircraft and A321 Aircraft, and DGAC, with respect to A320 Aircraft, and (c) the Seller's compliance with the other obligations to be performed by it under Subclauses 2.3 and 9.3 hereof.

9.3       Title
          -----

          Title to and risk of loss of and damage to the Aircraft will pass to the Buyer upon delivery following execution of the Certificate of Acceptance and upon payment of the Final Contract Price for such Aircraft. The Seller will provide the Buyer with (a) an invoice(s) in form and substance satisfactory to the Buyer, (b) a bill of sale duly conveying to the Buyer good title to such Aircraft free and clear of all liens, claims, charges and encumbrances of any kind whatsoever,
          (c) an FAA-approved form bill of sale executed by the Seller in favor of the Buyer, and (d) such other appropriate documents of title or other documents as the Buyer may reasonably request.

9.4       Buyer Delays
          ------------

          In the event that:

          (i)  the delivery of and payment of the Final Contract Price for the

               Aircraft is delayed more than five (5) days after the firm delivery date established pursuant to Subclause 9.1 due to any breach of the Buyer under this Agreement, or

          (ii) within two (2) days after delivery of and transfer of title to the Aircraft the Buyer has failed to remove such Aircraft for whatever reason (except for reasons attributable to the Seller or the Manufacturer), then the Buyer will on demand reimburse the Seller for all reasonable out-of-pocket costs and expenses sustained by the Seller and resulting from any such delay or failure. Such reimbursement will be in addition to any other rights that the Seller may have under this Agreement as a result of any such delay or failure.

9.5       Flyaway Expenses
          ----------------


          ***

10 -      EXCUSABLE DELAY
          ---------------

10.1      Scope
          -----

          Neither the Seller nor the Manufacturer will be responsible for or be deemed to be in default on account of delays in delivery or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes reasonably beyond the Seller's, the Manufacturer's or any Associated Contractor's control or not occasioned by the Seller's, the Manufacturer's or any Associated Contractor's fault, misconduct or negligence ("Excusable Delay").

          It is expressly understood and agreed that each of (i) any delay caused directly or indirectly by the Buyer's failure to comply with its obligations hereunder, and (ii) any delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment, will, to the extent attributable to such delay, constitute Excusable Delay for the Seller, unless such delay or failure of delivery or other event or circumstance is attributable to any default by the Seller of its obligations hereunder or any failure of the Seller to notify the Buyer and the manufacturer of the Propulsion Systems in a timely manner of the Seller's need therefor.

          The Seller will promptly after becoming aware of any delay falling within the provisions of this Subclause 10.1 (i) notify the Buyer of such delay and of the probable extent thereof, including, without limitation, a description of the cause thereof and, if possible, a possible date of rescheduled delivery in accordance with the terms of this Agreement, and after such prompt initial notice, apprise the Buyer of the status of such delay and possible date of such rescheduled delivery, and (ii) subject to the following provisions, as soon as practicable after the removal of the cause or causes for delay, resume the performance of those obligations affected under this Agreement. The Seller and the Manufacturer will endeavor to limit the extent of any such delay. The Seller will schedule the delivery of the Aircraft that is the subject of such delay to a date compatible with the Aircraft delivery schedule of the Buyer.

10.2      Unanticipated Delay
          -------------------

          In the event that the delivery of any Aircraft will be delayed by reason of an Excusable Delay for a period of more than twelve (12) months after the end of the calendar month in which delivery is otherwise required hereunder, the Buyer will be entitled to terminate this Agreement with respect only to the Aircraft so affected upon written notice given to the Seller within thirty (30) days after the expiration of such twelve (12) month period. In the event such delay will continue for an additional six (6) month period after the expiration of such twelve (12) month period, either party will have the option to terminate this Agreement with respect to the Aircraft so affected upon written notice given to the other within thirty (30) days after the end of such additional six (6) month period. Any termination of this Agreement in respect of an Aircraft pursuant to this Subclause 10.2 will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft, except that the Seller will repay to the Buyer, within three
          (3) Working Days of receipt of notice from the Buyer, an amount equal to the entire amount of any Predelivery Payments received from the Buyer hereunder with respect to such affected Aircraft, ***

10.3      Anticipated Delay
          -----------------

          In respect of any Aircraft, the Seller may conclude that Excusable Delays will (i) cause delay in delivery of such Aircraft for a period of more than twelve (12) months after the end of the calendar month in which delivery is otherwise required or (ii) prevent delivery of such Aircraft. In such event, in good faith and in accordance with its normal scheduling procedures, the Seller will give written notice to the Buyer of either (i) such delay and its related rescheduling reflecting such delay(s) or (ii) such nondelivery. Within thirty (30) days after the Buyer's receipt of such notice, the Buyer may terminate this Agreement as to such rescheduled or nondeliverable Aircraft by giving written notice to the Seller. Such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft, except that the Seller will repay to the Buyer, within three (3) Working Days of the Buyer's giving notice to the Seller, an amount equal to the entire amount of any Predelivery Payment received from the Buyer hereunder with respect to such affected Aircraft, ***

10.4      Delivery Date
          -------------

          If, following notice of an anticipated delay under Subclause 10.3, this Agreement is not terminated in accordance with the provisions of Subclause 10.3 (with respect to the affected Aircraft), then the date of delivery otherwise required hereunder will be extended by a period equal to the delay specified in such notice, with a view towards having each Aircraft subject to such

          Excusable Delay ready for delivery as promptly as practicable.  ***


10.5      Lost, Destroyed or Damaged Aircraft
          -----------------------------------

          If any Aircraft suffers a total loss, is destroyed, or is damaged beyond economic repair prior to delivery thereof, then this Agreement will be terminated with respect to such Aircraft and the obligations and liabilities of the parties hereunder with respect to such Aircraft will be discharged. The Seller will repay to the Buyer an amount equal to the entire amount of any Predelivery Payments received from the Buyer hereunder with respect to any such Aircraft that is lost, destroyed or damaged beyond economic repair ***.

          ***

10.6      ***






10.7      ***

10.8      REMEDIES
          --------

          THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE, TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 TO THE EXTENT THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

11 -      INEXCUSABLE DELAY
          -----------------

11.1 Should an Aircraft not be ready for delivery to the Buyer within thirty (30) days after the date specified in this Agreement (as such date may otherwise be changed pursuant to this Agreement) for reasons other than as are covered by Clause 10 or for circumstances specified in Subclause 11.6 ("Inexcusable Delay"), the Buyer will, in respect of any subsequent delay in delivery of such Aircraft, have the right to claim and the Seller will in respect of any subsequent delay, at the Buyer's option, pay or credit to the Buyer as liquidated damages for such subsequent delay in delivery of such Aircraft US $ *** (US dollars--***) for each day of subsequent delay in the delivery, until the date of actual delivery or the effective date of the written notice of termination referred to in Subclause 11.4 plus any amount referred to in Subclause 11.4. ----

          The Seller will immediately after becoming aware of any Inexcusable Delay or any potential Inexcusable Delay (i) notify the Buyer of such delay and the probable extent thereof, including, when possible, a detailed description of the cause thereof and, if possible, a possible date of rescheduled delivery in accordance with the terms of this Agreement and after such immediate initial notice, apprise the Buyer of the status of such delay and possible date of such rescheduled delivery on a regular basis, and (ii) subject to the following provi sions, as soon as practicable after the removal of the cause or causes for delay, resume the performance of those obligations affected under this Agreement with a view towards having each Aircraft subject to such Inex cusable Delay ready for delivery as promptly as practicable.

11.2      Total Liability
          ---------------

          Notwithstanding Subclause 11.1, the total liability of the Seller under this Clause 11 and this Agreement with respect to any Aircraft will in no event exceed the total sum of US $ *** (US dollars-- *** ) plus any amount referred to in Subclause 11.3 or 11.4.

11.3      ***
          ---------------------------------

          ***

11.4      Six-Month Delay
          ---------------

          In the event that an Inexcusable Delay exceeds six (6) months, the Buyer will have the right, exercisable by written notice to the Seller given no less than one (1) month and no more than two (2) months after such six (6) month period, to terminate this Agreement in respect only of the Aircraft that is subject to such Inexcusable Delay, whereupon the Seller will pay the Buyer, within one (1) month after such notice, an amount equal to all Predelivery Payments made by the Buyer to the Seller in relation to such Aircraft ***

11.5      ***
          ------------------------

          ***


11.6      ***
          ------------------------


11.6.1    ***


11.6.2    ***


11.6.3    ***


11.6.4    ***

11.6.5    ***


11.7      ***
          -------------------------

          ***



11.8      REMEDIES
          --------

          THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE, TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF.

12 -      WARRANTIES AND SERVICE LIFE POLICY
          ----------------------------------

12.1      STANDARD WARRANTY
          -----------------

12.1.1    Nature of Warranty

12.1.2    Exceptions

12.1.3    Warranty Periods

12.1.4    Buyer's Remedy and Seller's Obligation

12.1.5    Warranty Claim Requirements

12.1.6    Warranty Administration

12.1.7    In-house Warranty

12.1.8    Standard Warranty Transferability

12.1.9    Warranty for Corrected, Replacement or Repaired Warranted Parts

12.1.10   Good Airline Operation - Normal Wear and Tear

12.2      SELLER SERVICE LIFE POLICY
          --------------------------

12.2.1    Definitions

12.2.2    Periods and Seller's Undertakings

12.2.3    Seller's Participation in the Cost

12.2.4    General Conditions and Limitations

12.2.5    Transferability

12.3      VENDOR WARRANTIES
          -----------------

12.3.1    Seller's Support

12.3.2    Vendor's Default

12.4      INTERFACE COMMITMENT
          --------------------

12.4.1    Interface Problem

12.4.2    Seller's Responsibility

12.4.3    Vendor's Responsibility

12.4.4    Joint Responsibility

12.4.5    General

12.5      Performance Standard

12.6      EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS  OF LIABILITY
          ---------------------------------------------------------------

12.7      DUPLICATE REMEDIES
          ------------------

12.8      SURVIVABILITY
          -------------

12 -      WARRANTIES AND SERVICE LIFE POLICY
          ----------------------------------

          The Seller, in its capacity as "Buyer" under its arrangements with the Manufacturer, has negotiated and obtained the following Standard Warranty, Service Life Policy, Vendor Warranties and Interface Commitment from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) all as hereinafter set out. The Seller hereby guarantees to the Buyer the performance by the Manufacturer of the Manufacturer's obligations and assigns to the Buyer, and the Buyer hereby accepts, all of the rights and obligations of the Seller in the Seller's capacity as "Buyer" as aforesaid under the said Standard Warranty, Service Life Policy, Vendor Warranties and Interface Commitment and the Seller subrogates the Buyer into all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that the Seller has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer. Capitalized terms utilized in the following provisions have the meanings assigned thereto in this Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller and cross-references herein refer to Clauses and Exhibits in this Agreement or to Paragraphs in any Letter Agreement hereto.

QUOTE

12.1      STANDARD WARRANTY
          -----------------

12.1.1    Nature of Warranty
          ------------------

          Subject to the limitations and conditions as hereinafter provided, and except as provided in Subclause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part will at the time of delivery to the Buyer:

          (i)   be free from defects in material,

          (ii) be free from defects in workmanship, including, without limitation, processes of manufacture,

          (iii) be free from defects in design (including, without limitation, selection of materials, parts and components) having regard to the state of the art at the date of such design,

          (iv) be free from defects arising from failure to conform to the Specifications,

          (v) permit complete interchangeability among Aircraft and parts of like part-numbered parts, and


          (vi) be free and clear of all liens and other encumbrances.

          For the purposes of this Agreement, the term "Warranted Part" will mean any Seller proprietary component, equipment, accessory or part that at the time of delivery of an Aircraft (a) is installed on or incorporated in such Aircraft, (b) is manufactured to the detail design of the Seller or a subcontractor of it and (c) bears a part number of the Seller.

12.1.2    Exceptions
          ----------

          The warranties set forth in Subclause 12.1.1 will not apply to Buyer Furnished Equipment, nor to engines, nor to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

          (i) any defect in the Seller's workmanship in respect of the installation of such items in or on the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Subclause 12.1 and be covered by the warranty set forth in Subclause 12.1.1(ii), and

          (ii) any defect inherent in the Seller's design of the installation, in view of the state of the art at the date of such design, that impairs the use or function of such items will constitute a defect in design for the purposes of this Subclause 12.1 and be covered by the warranty set forth in Subclause 12.1.1(iii).

12.1.3    Warranty Periods
          ----------------

          The warranties described in Subclauses 12.1.1 and 12.1.2 hereinabove will be limited to those defects that become apparent within thirty-six (36) months after delivery of the affected Aircraft.

12.1.4    Buyer's Remedy and Seller's Obligation
          --------------------------------------

12.1.4.1 The Buyer's remedy and the Seller's obligation and liability under Subclauses 12.1.1 and 12.1.2 hereinabove are limited to, at the Seller's expense, the repair, replacement or correction of, or the supply of modifications kits rectifying the defect for, any defective Warranted Part, as mutually agreed between and satisfactory to the Buyer and the Seller.
          ***

          . Nothing herein contained will obligate the Seller to correct any failure to conform to the Specifications with respect to components, equipment, accessories or parts that the parties agree in writing at the time of delivery of the affected Aircraft are acceptable deviations or have no material adverse effect on the use, operation or performance of an Aircraft.

          ***



12.1.4.2 In the event a defect covered by Subclause 12.1.1 becomes apparent within the period set forth in Subclause 12.1.3 and the Seller is obligated to correct such defect, the Seller will also, if so requested by the Buyer in writing and if reasonably practicable, make such correction in any affected Aircraft that has not already been delivered to the Buyer. Rather than accept a delay in delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller's expense, or the Buyer may elect to accept delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after delivery of such Aircraft.

12.1.4.3  ***



12.1.5    Warranty Claim Requirements
          ---------------------------

          The Buyer's remedy and the Seller's obligation and liability under this Subclause 12.1, with respect to each claimed defect, are subject to the following conditions precedent:

          (i) the existence of a defect covered by the provisions of this Subclause 12.1,

          (ii) the defect's having become apparent within the applicable warranty period, as set forth in Subclause 12.1.3,

          (iii) the Buyer's having returned as soon as reasonably practicable the Warranted Part claimed to be defective to such repair facilities as may be designated by the Seller (*** ), except where the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Subclause 12.1.7, and

          (iv) the Seller's having received a Warranty Claim fulfilling the conditions of and in accordance with the provisions of Subclause
                12.1.6 below.

12.1.6    Warranty Administration
          -----------------------

          The warranties set forth in Subclause 12.1 will be administered as hereinafter provided:

          (i)   Transportation Costs
                --------------------

                Transportation costs associated with the sending of a defective Warranted Part to the facilities designated by the Seller and for the return therefrom of a repaired or replacement Warranted Part will be borne by the Buyer ***.


          (ii)  Return of an Aircraft
                ---------------------

                In the event that the Buyer desires to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer will notify the Seller of its intention to do so and the Seller will, prior to such return, have the right to inspect such Aircraft and thereafter, without prejudice to its rights hereunder, to repair such Aircraft, at its sole option, either at the Buyer's facilities, provided that space is available, or at another mutually acceptable location. Return of any Aircraft by the Buyer to the Seller and return of such Aircraft to the Buyer's facilities will be ***

          (iii) On-Aircraft Work by the Seller
                ------------------------------

                In the event that a defect subject to this Subclause 12.1 may justify the dispatch by the Seller of a working team to repair or correct such defect at the Buyer's facilities, or in the event of the Seller's accepting the return of an Aircraft to perform or have performed such repair or correction, ***


                as determined in accordance with in Subclause 12.1.7(v)(a).

                If the Seller is requested to perform the work, the Seller and the Buyer will agree on a schedule and place for the work to be performed.

          (iv)  Warranty Claim Substantiation
                -----------------------------

                For each claim under this Subclause 12.1, the Buyer will give written notice to the Seller that contains at least the following data, to the extent reasonably ascertainable, available and relevant, with respect to a part or Aircraft, as applicable ("Warranty Claim"). The absence of data from any Warranty Claim will not prejudice validity of such Warranty Claim. ***



                (a)  description of defect and action taken, if any,

                (b)  date of incident and/or of removal,

                (c)  description of the defective part,

                (d)  part number,

                (e)  serial number (if applicable),

                (f)  position on Aircraft, according to Catalog Sequence Number
                     (CSN) of the Illustrated Parts Catalog, Component Maintenance Manual or Structural Repair Manual (as such documents are defined in Clause 14 and Exhibit "F" hereto) as applicable,

               (g) total flying hours or calendar times, as applicable, at the date of appearance of a defect,

               (h) time since last shop visit at the date of defect appearance,

               (i) Manufacturer's serial number of the Aircraft and/or its registration number,

               (j) Aircraft total flying hours and/or number of landings at the date of defect appearance,

               (k)  claim number,

               (l)  date of claim, and

               (m) date of delivery of an Aircraft or part to the Buyer.

               Claims are to be addressed as follows:

                    AIRBUS INDUSTRIE
                    CUSTOMER SERVICE DIVISION - SG-C
                    WARRANTY ADMINISTRATION
                    ROND-POINT MAURICE BELLONTE
                    F-31707 BLAGNAC
                    FRANCE

               or to the office of the Resident Customer Support Representatives assigned to the Buyer under Subclause 15.1.2 of this Agreement.

         (v)   Acceptance and Rejection
               ------------------------

               ***



               The Seller will provide reasonable written substantiation in case of rejection of a Warranty Claim. Transportation, insurance, and any other costs associated with the sending of any Warranted Part or any other item, equipment, component or part for which the Buyer's Warranty Claim is rejected by the Seller will be borne by the Buyer. The Buyer may at any time appeal the rejection with the Customer Support Director referred to in Subclause 15.3 of this Agreement.

         (vi)  Replacements
               ------------

               Replacements made pursuant to this Subclause 12.1 will be made within the lead time defined in the Seller's Spare Parts Price List. The Seller will use all reasonable efforts to achieve expedited handling of replacements. Replaced components, equipment, accessories or parts will become the Seller's property.

               Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller will at all times remain with the Buyer, except that (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use, and (ii) title to and risk of loss of a returned component, accessory, equipment or part will pass to the Seller upon receipt by the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor. Upon the Buyer's receipt of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Subclause 12.1, title to and risk of loss of such component, accessory, equipment or part will pass to the Buyer.

         (vii) Inspection
               ----------

               The Seller will have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any claim under this Subclause 12.1, on reasonable prior written notice to the Buyer. Each such inspection will be made during reasonable times during the Buyer's normal business day and will not unreasonably interfere with the Buyer's operation or personnel.

12.1.7   In-house Warranty
         -----------------

         (i)   Authorization
               -------------

               The Buyer is hereby authorized to perform the repair of Warranted Parts, subject to the terms of this Subclause 12.1.7 ("In-house Warranty"). The Buyer will use reasonable efforts to notify the Seller's representative of its decision to perform any In-house repairs before such repairs are commenced, unless it is not practical to do so, in which case the Buyer will notify the Seller of the In-house repair as soon as reasonably practicable.

          (ii) Conditions of Authorization
               ---------------------------

               The Buyer will be entitled to the benefits under this Subclause
               12.1.7 for repair of Warranted Parts:

               (a)  ***


                                    , or

               (b) if the following conditions are satisfied:

                    (i) only if adequate facilities and qualified personnel are available to the Buyer,

                    (ii) in accordance with the Seller's written instructions set forth in documents such as the Aircraft Maintenance Manual, Component Maintenance Manual (Manufacturer), Component Maintenance Manual (Vendor) and Structural Repair Manual, and

                    (iii) only to the extent reasonably necessary to correct the defect.

         (iii) Seller's Rights
               ---------------

               The Seller will have the right to have any Warranted Part, or any part removed therefrom, which is claimed to be defective, returned to the Seller, as set forth in Subclause 12.1.6(i), if, in the judgment of the Seller, the nature of the defect requires technical investigation.

               Subject to applicable safety rules and the Buyer's contractual obligations with labor unions, the Seller will further have the right to have a representative present as an observer during the disassembly, inspection and testing of any Warranted Part claimed to be defective. Such representatives will not unreasonably interfere with the Buyer's operation and personnel.

         (iv)  In-house Warranty Claim Substantiation
               --------------------------------------

               Claims for In-house Warranty credit will be filed within the time period set forth in and will contain the same information required in Warranty Claims under Subclause 12.1.6(iv) and in addition, to the extent ascertainable, will include:

               (a)  a report of technical findings with respect to the defect,

               (b) for parts required to remedy the defect:

                    - part numbers,

                    - serial numbers (if applicable),

                    - description of the parts,

                    - quantity of parts,

                    - unit price of parts,

                    - total price of parts,

                    - related Seller's or third party's invoices (if
                      applicable),

               (c)  detailed number of labor hours,

               (d) agreed In-house Warranty Labor Rate (defined below in Subclause 12.1.7(v)(a)), and

               (e) total claim value.

         (v)   Credit
               ------

               The Buyer's sole remedy, and the Seller's sole obligation and liability, in respect of In-house Warranty claims, will be a credit to the Buyer's account. The credit to the Buyer's account will be equal to the direct labor cost expended in performing a repair and to the direct cost of materials associated with the repair. Such costs will be determined as set forth below.


               (a) To determine direct labor costs, only man-hours spent on disassembly, inspection, repair, reassembly, and final inspection and test (including flight tests if flight tests prove necessary to complete a repair under the In-house Warranty) of the Warranted Part will be counted. Man-hours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part will not be included, ***



                    The man-hours counted as set forth above will be multiplied by an agreed labor rate representing the Buyer's composite average hourly labor rate (*** , including all ***
                              , social security charges, business taxes and
                    similar items, but excluding fringe benefits) paid to the Buyer's employees whose jobs are directly related to the performance of the repair (the "In-house Warranty Labor Rate"). It is agreed that for the purpose hereof the In-house Labor Rate is ***




               (b) Direct material costs are determined by the prices at which the Buyer acquired such replacement material, excluding any parts and materials used for overhaul furnished free of charge by the Seller.

         (vi)  Limitation on Credit
               --------------------

               The Buyer will in no event be credited for repair costs (including labor and material) for any Warranted Part exceeding sixty-five percent (65%) of the Seller's current catalog price for a replacement of such defective Warranted Part or exceeding those costs which would have resulted if repairs had been carried out at the Seller's facilities.

               Such cost will be substantiated in writing by the Seller upon reasonable request by the Buyer.

         (vii) Scrapped Material
               -----------------

               The Buyer will retain any Warranted Part defective beyond economic repair and any defective part removed from a Warranted Part during repair for a period of either one hundred and twenty
               (120) days after
               the date of completion of repair or ninety (90) days after submission of a claim for In-house Warranty credit relating thereto, whichever is longer. Such parts will be returned to the Seller within thirty (30) days of receipt of the Seller's request to that effect, at the Seller's cost.

               Notwithstanding the foregoing, the Buyer may, with the agreement of the Seller's Field Representative, scrap any such defective parts that are beyond economic repair and not required for technical evaluation.

        (viii) LIMITATIONS ON LIABILITY OF SELLER
               ----------------------------------

               THE SELLER WILL NOT BE LIABLE FOR ANY RIGHT, CLAIM OR REMEDY, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST THE CLAIMS OF ANY THIRD PARTIES FOR ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS SUBCLAUSE 12.1.7, INCLUDING BUT NOT LIMITED TO: (I) LIABILITY IN CONTRACT OR TORT, (II) LIABILITY ARISING FROM THE BUYER'S ACTUAL OR IMPUTED NEGLIGENCE, INTENTIONAL TORTS AND/OR STRICT LIABILITY, AND/OR (III) LIABILITY TO ANY THIRD PARTIES.

12.1.8   Standard Warranty Transferability
         ---------------------------------

         The warranties provided for in this Subclause 12.1 for any Warranted Part will accrue to the benefit of any owner, lessor, lessee or operator other than the Buyer, if the Warranted Part enters into the possession of any such owner, lessor, lessee or operator as a result of a sale, transfer, lease or other conveyance or as a result of a pooling or leasing agreement between such owner, lessor, lessee or operator and the Buyer (and its successors and assigns), in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties, and to applicable laws or regulations.

12.1.9   Warranty for Corrected, Replacement or Repaired Warranted Parts
         ---------------------------------------------------------------

         Whenever any Warranted Part that contains a defect for which the Seller is liable under Subclause 12.1 has been corrected, repaired or replaced pursuant to the terms of this Clause 12, the period of the Seller's warranty with respect to such corrected, repaired or replacement Warranted Part, whichever may be the case, will be ***
                           . In the event that a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect will

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




          not be allowable, notwithstanding any subsequent correction or repairs.

12.1.10   Good Airline Operation - Normal Wear and Tear
          ---------------------------------------------

          The Buyer's rights under this Subclause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with
          ***.

          The Seller's liability under this Subclause 12.1 will not extend to normal wear and tear nor, to the extent caused by any of the following, to:

          (i) any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after delivery by a party other than the Seller or ***;

          (ii) any Aircraft or component, equipment, accessory or part thereof that has been willfully operated in a damaged state (other than in the case of operational necessity); or

          (iii) any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been removed.

          This limitation of the Seller's liability will apply in the cases of Subclause 12.1.10(i) and Subclause 12.1.10(ii) above only to the extent the Seller submits sufficient evidence proving that the defect arose from or was contributed to by either of said cases.

12.2      SELLER SERVICE LIFE POLICY
          --------------------------

          In addition to the warranties set forth in Subclause 12.1 above, the Seller further agrees that should a Failure occur in any Item, then, subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the provisions of this Subclause 12.2 will apply.



12.2.1    Definitions
          -----------

          For the purposes of this Subclause 12.2, the following definitions will apply:

12.2.1.1 "Item" means any of the Seller components, equipment, accessories or parts

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




          listed in Exhibit "D" hereto which are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy as defined below in Subclause 12.2.

12.2.1.2 "Failure" means any breakage of, defect in or premature failure of, an Item that has occurred, or that can reasonably be expected to occur, based on the Seller's findings or the experience or expertise of the Buyer or any other owner or operator of the Seller's aircraft, and that materially impairs the utility or safety of the Item, provided that any such breakage of, or defect in, any Item did not result from any breakage or defect in any other Aircraft part or component or from any other extrinsic force, normally covered under hull insurance policy.

12.2.2    Periods and Seller's Undertaking
          --------------------------------

          Subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item within twelve (12) years after the delivery of said Aircraft to the Buyer, the Seller will, at its own discretion, as promptly as practicable and for a price that reflects the Seller's financial participation as hereinafter provided, either:

12.2.2.1 design and furnish to the Buyer a terminating correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or,

12.2.2.2  replace such Item.

12.2.3    Seller's Participation in the Cost
          ----------------------------------

          Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item will be furnished to the Buyer at the Seller's current sales price therefor, less the Seller's financial participation, which will be determined in accordance with the following formula:

                  C  (N - T)
               ----------------
          P =                  N

          where

          P:   financial participation of the Seller,

          C: the Seller's then current sales price for the required Item or required Seller designed parts,

          T: total time in months since delivery of the particular Aircraft in which the Item subject to a Failure was originally installed, and

          N:   one hundred and forty-four (144) months.

12.2.4    General Conditions and Limitations
          ----------------------------------

12.2.4.1 Notwithstanding Subclause 12.2.3, the undertakings given in this Subclause 12.2 will not be valid during the period applicable to an Item under Subclause 12.1.

12.2.4.2 The Buyer's remedy and the Seller's obligation and liability under this Service Life Policy are subject to compliance by the Buyer with the following conditions precedent:

          (i) ***, the Buyer will maintain log books and other historical records with respect to each Item adequate to enable determination as to whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with Subclause
                12.2.3 above.

          (ii) ***, the Buyer will keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded.

          (iii) The conditions of Subclause 12.1.10 will have been complied with.

          (iv) The Buyer will carry out specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller and the Buyer. Such programs will be compatible with the Buyer's operational requirements and will be carried out at *** .

          (v) In the case of any breakage or defect, *** , after any breakage or defect in an Item becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other Aircraft, and the Buyer will inform the Seller in sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy, to the extent the Buyer has such information available.

12.2.4.3 Except as otherwise provided in this Subclause 12.2, any claim under this Service Life Policy will be administered as provided in, and will be subject to the terms and conditions of, Subclause 12.1.6.

12.2.4.4 In the event that the Seller will have issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller will offer the necessary modification kit free of charge or under a prorata formula established by the Seller. If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the validity of the Seller's commitment under this Subclause 12.2 will be subject to the Buyer's incorporating such modification in the relevant Aircraft, within a reasonable time, as promulgated by the Seller and in accordance with the Seller's instructions.

          ***



12.2.4.5 THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER'S OBLIGATION UNDER THIS SUBCLAUSE
          12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS SUBCLAUSE 12.2. THE BUYER'S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE IN MONETARY DAMAGES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS SUBCLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING

          THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN SUBCLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.3      VENDOR WARRANTIES
          -----------------

12.3.1    Seller's Support
          ----------------

          Prior to delivery of the first Aircraft, the Seller will obtain from all Vendors listed in the Supplier Product Support Agreements manual enforceable and transferable warranties, service life policies, and indemnities against patent infringements for Vendor Parts. The Seller will also obtain enforceable and transferable Vendor service life policies from landing gear Vendors for selected structural landing gear elements. The Seller undertakes to supply to the Buyer such Vendor warranties, Vendor service life policies and indemnities against patent infringements substantially in the form summarized in the Supplier Product Support Agreements manual.

12.3.2    Vendor's Default
          ----------------

12.3.2.1 In the event that any Vendor under any standard warranty or indemnity against patent infringements obtained by the Seller pursuant to Subclause 12.3.1 or Clause 13 hereof defaults in the performance of any material obligation under such warranty or indemnity against patent infringements with respect to a Vendor Part, and the Buyer submits within a reasonable time to the Seller reasonable evidence that such default has occurred, then Subclause 12.1 or Clause 13 of this Agreement will apply to the extent the same would have been applicable had such Vendor Part been a Warranted Part except that, for obligations covered under Subclause 12.1, the shorter of (i) the Vendor's warranty period as indicated in the Supplier Product Support Agreements manual and (ii) the Seller's warranty period as indicated in Subclause 12.1.3 of this Agreement will apply.

12.3.2.2 In the event that any Vendor under any Vendor service life policy obtained by the Seller pursuant to Subclause 12.3.1 hereof defaults in the performance of any material obligation with respect thereto, and the Buyer submits within reasonable time to the Seller reasonable evidence that such default has occurred, then Subclause 12.2 of this Agreement will apply to the extent the same would have been applicable had such component, equipment, accessory or part been listed in Exhibit "D" hereto.

12.3.2.3 At the Seller's request, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer's rights against the relevant Vendor, with

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




          respect to and arising by reason of such default and the Buyer will provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4      INTERFACE COMMITMENT
          --------------------

12.4.1    Interface Problem
          -----------------

          If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (an "Interface Problem"), the Seller will, if requested by the Buyer, and without additional charge to the Buyer, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer will furnish to the Seller all data and information in the Buyer's possession relevant to the Interface Problem and will reasonably cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required.

          At the conclusion of such investigation the Seller will promptly advise the Buyer in writing of the Seller's opinion as to the cause or causes of the Interface Problem and the Seller's recommendations as to corrective action.

12.4.2    Seller's Responsibility
          -----------------------

          If the Interface Problem is attributable to the design of a Warranted Part, the Seller will, if requested by the Buyer, take prompt action to correct the design of such Warranted Part, pursuant to the terms and conditions of Subclause 12.1 or 12.2, as applicable.

12.4.3    Vendor's Responsibility
          -----------------------

          If the Interface Problem is attributable to the design of a component, equipment, accessory or part other than a Warranted Part ("Vendor Component"), the Seller will, if requested by the Buyer, promptly assist and cooperate with the Buyer in processing and enforcing any warranty claim the Buyer may have against the manufacturer of such Vendor Component. Further, ***

12.4.4    Joint Responsibility
          --------------------

          If the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Vendor Component, the Seller will, if requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Vendor involved. The Seller will promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Vendor. Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Vendor to the Buyer. When the Seller or any Vendor has performed such corrective action to the reasonable satisfaction of the Buyer, such correction will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Vendor with respect to such Interface Problem.

12.4.5    All requests under this Subclause 12.4 will be directed to the Seller.

12.5      Performance Standard
          --------------------

          ***




12.6      EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY
          --------------------------------

          THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS AND RELATED LETTER AGREEMENTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

          THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS) ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED

         BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO, UNLESS OTHERWISE PROVIDED FOR IN THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS):

         (1) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

         (2)  ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

         (3) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

         (4) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

         (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

         (6)  ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

              (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

              (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

              (c)  LOSS OF PROFITS AND/OR REVENUES;

              (d)  ANY OTHER INCIDENTAL OR CONSEQUENTIAL

          DAMAGE.

          THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS) SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS) WILL REMAIN IN FULL FORCE AND EFFECT.

12.7      DUPLICATE REMEDIES
          ------------------

          THE REMEDIES PROVIDED TO THE BUYER UNDER THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS) AS TO ANY DEFECT IN RESPECT OF THE AIRCRAFT OR ANY PART THEREOF ARE NOT CUMULATIVE. THE BUYER WILL BE ENTITLED TO THE ONE REMEDY THAT PROVIDES THE MAXIMUM BENEFIT TO IT, AS THE BUYER MAY ELECT, PURSUANT TO THE TERMS AND CONDITIONS OF THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS) FOR ANY SUCH PARTICULAR DEFECT FOR WHICH REMEDIES ARE PROVIDED UNDER THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS); PROVIDED, HOWEVER, THAT, ALTHOUGH THE BUYER MAY SIMULTANEOUSLY PURSUE MULTIPLE REMEDIES FOR THE SAME DEFECT, THE BUYER WILL NOT BE ENTITLED TO ELECT A REMEDY UNDER ONE PART OF THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS) THAT CONSTITUTES A DUPLICATION OF ANY REMEDY ELECTED BY IT UNDER ANY OTHER PART HEREOF FOR THE SAME DEFECT.

          THE BUYER'S RIGHTS AND REMEDIES HEREIN FOR THE NONPERFORMANCE OF ANY OBLIGATIONS OR LIABILITIES OF THE SELLER ARISING UNDER THESE WARRANTIES WILL BE IN MONETARY DAMAGES LIMITED TO THE AMOUNT THE BUYER EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY COVERED PART SUBJECT TO A DEFECT OR NONPERFORMANCE COVERED BY THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS).

          UNQUOTE

          IN CONSIDERATION OF THE ASSIGNMENT AND SUBROGATION BY THE SELLER UNDER THIS CLAUSE 12 (AND RELATED LETTER

          AGREEMENTS) IN FAVOR OF THE BUYER IN RESPECT OF THE SELLER'S RIGHTS AGAINST AND OBLIGATIONS TO THE MANUFACTURER UNDER THE PROVISIONS QUOTED ABOVE, THE BUYER HEREBY ACCEPTS SUCH ASSIGNMENT AND SUBROGATION AND AGREES TO BE BOUND BY ALL OF THE TERMS, CONDITIONS AND LIMITATIONS THEREIN CONTAINED, SPECIFICALLY INCLUDING, WITHOUT LIMITATION, THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS AND DUPLICATE REMEDIES PROVISIONS.

          THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS AND RELATED LETTER AGREEMENTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

          THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS) ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO, UNLESS OTHERWISE PROVIDED FOR IN THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS):

          (1) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

          (2)  ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

          (3) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

          (4) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

          (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

          (6)  ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

               (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

               (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

               (c)  LOSS OF PROFITS AND/OR REVENUES;

               (d)  ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

          THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS) SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 (AND RELATED LETTER AGREEMENTS) WILL REMAIN IN FULL FORCE AND EFFECT.

          The remedies provided to the Buyer under this Clause 12 (and related Letter Agreements) as to any defect in respect of the Aircraft or any part thereof are not cumulative. The Buyer will be entitled to the one remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 (and related Letter Agreements) for any such particular defect for which remedies are provided under this Clause 12 (and related Letter Agreements); provided, however, that, ***

                   , the Buyer will not be entitled to elect a remedy under one part of this Clause 12 (and related Letter Agreements) that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. ***


12.8      SURVIVABILITY
          -------------

          In respect of all delivered Aircraft, the provisions of this Clause 12 (and related Letter Agreements) will survive any termination of this Agreement.

13 -      PATENT INDEMNITY
          ----------------

          The Seller, in its capacity as "Buyer" under its arrangements with the Manufacturer, has negotiated and obtained the following Patent Indemnity from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the waiver, release and renunciation provision) all as hereinafter set out. The Seller hereby guarantees to the Buyer the performance by the Manufacturer of the Manufacturer's obligations and assigns to the Buyer, and the Buyer hereby accepts, all of the rights and obligations of the Seller in the Seller's capacity as "Buyer" as aforesaid under the said Patent Indemnity and the Seller subrogates the Buyer into all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that the Seller has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer. Capitalized terms utilized in the following provisions have the meanings assigned thereto in this Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller and cross-references herein refer to Clauses and Exhibits in this Agreement or to Paragraphs in any Letter Agreement hereto.

QUOTE

13.1      Scope
          -----

          The Seller will indemnify the Buyer from and against any damages, costs and expenses including reasonable legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of any Aircraft) in case of any actual or alleged infringement by any Aircraft or any Warranted Part or the use thereof of

          (i)  any British, French, German, Spanish or US patent, or

          (ii) any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that

               (a) from the time of design of such Aircraft, accessory, equipment or part and until infringement claims are resolved, such country and the flag country of the Aircraft is each a party to the Chicago Convention on International Civil Aviation of December 7, 1944, and is bound by and entitled to all benefits of Article 27 thereof, or in the alternative,

               (b) from such time of design and until infringement claims are resolved, such country and the flag country of the Aircraft is each a party to the International Convention for the Protection of Industrial property of March 20, 1883 (known as the "Paris Convention").

          The Seller's undertaking under this Clause 13 will not apply to components, accessories, equipment or parts which are not Warranted Parts.

13.2      Seller's Action
          ---------------

          Should the Buyer be enjoined (temporarily or permanently) from using any part of an Aircraft by reason of actual or alleged infringement of a patent covered by Subclause 13.1, the Seller will as soon as practicable, after good faith consultation with the Buyer and at the Seller's expense, either (i) procure for the Buyer the right to use such part free of any liability for patent infringement or (ii) as soon as possible replace such part with a non-infringing substitute otherwise complying with the requirements of this Agreement.

13.3      Seller's Obligation
          -------------------

          The Seller's obligation hereunder with respect to any actual or alleged infringement is conditioned upon commencement of suit against the Buyer for infringement or the Buyer's receipt of a written claim alleging infringement, and upon written notice by the Buyer to the Seller within ten (10) days after receipt by the Buyer of notice of the institution of such suit or claim, giving particulars thereof. The Seller will have the option but not the obligation at any time to conduct negotiations with the party or parties charging infringement and may intervene in any suit commenced. Whether or not the Seller intervenes in any such suit, it will be entitled at any stage of the proceedings to assume, conduct or control the defense thereof.

          The Seller's obligation hereunder with respect to any actual or alleged infringement is also conditioned upon (i) the Buyer's promptly furnishing to the Seller all the data, papers, records and other assistance within the control of the Buyer material to the resistance of or defense against any such charge or suits for infringement, (ii) the Buyer's use of diligent efforts in full cooperation with the Seller to reduce royalties, damages, costs and expenses involved,
          (iii) the Seller's prior approval of the Buyer's payment, assumption or admission of any liabilities, expenses, costs or royalties for which the Seller is asked to respond and (iv) the Buyer's not otherwise acting in a manner prejudicial to its or the Seller's defense of the action.

13.4      WAIVER
          ------

          THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT, ACCESSORY, EQUIPMENT OR PART, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS SUBCLAUSE 13.4 WILL REMAIN IN FULL FORCE AND EFFECT. THIS PATENT INDEMNITY WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

UNQUOTE

          In consideration of the assignment and subrogation by the Seller under this Clause 13 in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained (specifically including, without limitation, the waiver, release and renunciation provision).

          THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES),

          WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT, ACCESSORY, EQUIPMENT OR PART, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT. THIS PATENT INDEMNITY WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

13.5      SURVIVABILITY
          -------------

          In respect of all delivered Aircraft, the provisions of this Clause 13 will survive any termination of this Agreement.

14 -      TECHNICAL PUBLICATIONS
          ----------------------

14.1      Scope
          -----

          The Seller will provide the Buyer or cause the Buyer to be provided with a set of technical publications to support the operation of the Aircraft in accordance with the terms set forth in this Clause 14 (the "Technical Publications"). Such Technical Publications are listed in Exhibit "F" of this Agreement together with the form, type, format and quantity of each such Technical Publication.

14.2      Specification
          -------------

14.2.1 The Technical Publications are prepared according to applicable ATA specifications. Exhibit "F" references the relevant ATA specification for each affected Technical Publication.

14.2.2    Technical Publications will be customized as indicated in Exhibit "F."
          ***.

14.2.3 Technical Publications at delivery of the Aircraft will correspond to the Specifications of the Aircraft as defined at least six (6) months before such delivery. The Seller will continuously monitor technological and ATA specification developments and apply them to the production and method of transmission of Technical Publications.

14.3      Delivery
          --------

          The Technical Publications and corresponding revisions that the Seller will supply or cause to be supplied in accordance with the terms of this Clause 14 will be sent to one address only, as defined by the Buyer.

          The quantities of the Technical Publications to be delivered on or before the delivery of the first Aircraft will be mutually agreed. The Seller will send or cause to be sent additional quantities of Technical Publications as required by the Buyer upon thirty (30) days' prior notice.

          Technical Publications and their revisions will be shipped by the quickest transportation methods. The shipments ***

14.4      Language
          --------

          The Technical Publications (including drawings) will be supplied in the English language using aeronautical terminology in common use.

14.5      Revision Service
          ----------------

14.5.1    General
          -------

          Unless otherwise specifically stated, ***


14.5.2    Service Bulletins
          -----------------

          Service Bulletin (SB) information will be incorporated into the Technical Publications after notice from the Buyer of embodiment of a Service Bulletin. The split effectivity for the corresponding Service Bulletin will remain in the Technical Publications until notification from the Buyer that embodiment of such Service Bulletin has been completed for all the Aircraft.

14.5.3    Customer Originated Changes
          ---------------------------

14.5.3.1 Buyer-originated data documented in the Buyer's own Request for Publication Change ("Customer Originated Changes" or "COC") may be introduced into the following customized Technical Publications:

          (i)    Aircraft Maintenance Manual
          (ii)   Illustrated Parts Catalog
          (iii)  Trouble Shooting Manual
          (iv)   Wiring Manual (Schematics, Wirings, Lists)

14.5.3.2 The Buyer will issue COC in accordance with the provisions of the "Guidelines for Customer Originated Changes" issued by the Seller and will label such data "COC."

14.5.3.3 The Seller will use all reasonable efforts to introduce the COC into the relevant Technical Publications as soon as possible following the receipt of complete and accurate data for processing, but no later than two (2) revisions after submission of the COC.

14.5.3.4 COC data will be incorporated by the Seller in all affected customized Technical Publications, unless the Buyer specifies in writing to the Seller into which Technical Publications the COC data will be incorporated. The customized Technical Publications into which the COC data are incorporated will only show the Aircraft configuration that reflects the COC data and not the configuration before incorporation of such COC data.

14.5.3.5 The Buyer hereby acknowledges and accepts that the incorporation of any COC into the Technical Publication issued by or caused to be issued by the Seller will be entirely at the Buyer's risk. Accordingly, the Seller will be under no liability whatsoever in respect of either the engineering contents of any COC, including any omissions or inaccuracies therein, or the effect that incorporation of such COC may have on the Technical Publications.

14.5.3.6 The Seller will not be required to check any COC data submitted for incorporation as aforementioned, and the Buyer will ensure that all COC data submitted for incorporation into a Technical Publication have received prior approval from its local airworthiness authority.

14.5.3.7 IN THE EVENT THAT THE SELLER AND/OR THE MANUFACTURER IS REQUIRED UNDER ANY COURT ORDER OR SETTLEMENT TO INDEMNIFY IN WHOLE OR IN PART ANY THIRD PARTY FOR INJURY, LOSS OR DAMAGE INCURRED DIRECTLY OR INDIRECTLY AS A RESULT OF INCORPORATION OF ANY COC INTO THE TECHNICAL PUBLICATIONS ISSUED OR CAUSED TO BE ISSUED BY THE SELLER, THE BUYER AGREES TO DEFEND, INDEMNIFY OR HOLD HARMLESS THE SELLER AND/OR THE MANUFACTURER FOR ALL PAYMENTS OR SETTLEMENTS MADE IN RESPECT OF SUCH INJURY, LOSS OR DAMAGE INCLUDING ANY EXPENSES INCURRED BY THE SELLER AND/OR THE MANUFACTURER IN DEFENDING SUCH CLAIMS, PROVIDED THAT THE BUYER IS PROVIDED AN OPPORTUNITY TO ASSUME THE DEFENSE AND/OR A SETTLEMENT OF SUCH CLAIM. THIS INDEMNIFICATION BY THE BUYER WILL IN NO EVENT BE AFFECTED BY ANY WRITTEN OR ORAL COMMUNICATION THAT THE SELLER OR THE MANUFACTURER MAY MAKE TO THE BUYER IN RESPECT OF SUCH DOCUMENTATION.

14.5.3.8 The price for the incorporation of any COC as aforesaid will be invoiced to the Buyer under conditions specified in the Seller's then current Support Services Price Catalog. ***


14.6      Vendor Equipment
          ----------------

14.6.1 Information relating to Vendor equipment that is installed on the Aircraft by the Seller will be included free of charge in the basic issue of the Technical Publications, to the extent necessary for the understanding of the systems concerned.

14.6.2 The Buyer will supply or cause to be supplied to the Seller the data related to Buyer Furnished Equipment and Seller Furnished Equipment not covered in the Seller's standard Seller Furnished Equipment definition at least six (6) months before the scheduled delivery of the customized Technical Publications.

14.6.3 The Seller will introduce into the basic issue of the Technical Publications the data related to Buyer Furnished Equipment and Seller Furnished Equipment, at no charge to the Buyer.

14.7      Aircraft Identification for Technical Publications
          --------------------------------------------------

          For the customized Technical Publications the Buyer agrees to the allocation of Fleet Serial Numbers from 001 up to 999. The sequence will be interrupted only if two (2) different Propulsion Systems manufacturers are selected and/or different aircraft models are chosen.

          The Buyer will indicate to the Seller the Fleet Serial Number allocated to the Aircraft Manufacturer's Serial Number within forty-five (45) days after execution of this Agreement. The allocation of Fleet Serial Numbers to Manufacturer's Serial Numbers will not constitute any proprietary, insurable or other interest whatsoever of the Buyer in any Aircraft prior to delivery of and payment for such Aircraft as provided in this Agreement.

          The relevant customized Technical Publications are:

          (i)    Aircraft Maintenance Manual
          (ii)   Illustrated Parts Catalog
          (iii)  Trouble Shooting Manual
          (iv)   Wiring Manuals (Schematics, Wirings, Lists)

14.8      Airworthiness Authority
          -----------------------

          It will be the responsibility of the Buyer to provide its local airworthiness authority with such Technical Publications as it may require, using the Technical Publications delivered by the Seller to the Buyer in accordance with the terms hereof.

14.9      Additional Requirements
          -----------------------

          If feasible the Seller will comply with the Buyer's request to change the form, quantity, type and/or revisions of any of the data specified in Exhibit "F," upon receipt of the Buyer's purchase order. The charges for such changes will be invoiced to the Buyer under conditions specified in the Seller's then current Support Services Price Catalog.

14.10     Future Developments
          -------------------

          The Seller will continuously monitor technological developments and apply them to document production and method of transmission where beneficial and economical.

14.11     Proprietary Rights
          ------------------

14.11.1 All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Publications and data supplied under this Agreement, will remain with the Seller. All such Technical Publications and data are supplied to the Buyer for the sole use of the Buyer, who undertakes not to divulge the contents thereof to any third party save as permitted therein, or as provided in Subclause 14.11.2, or otherwise pursuant to any governmental or legal requirement imposed upon the Buyer. These proprietary rights will also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.11.2 This Agreement does not restrict the Buyer from using any Technical Publications or data supplied by the Seller for the purpose of maintenance, repair or modification of Aircraft. ***



14.11.3 Drawings of the Manufacturer are provided to the Buyer under the express condition that the Manufacturer will have no liability, whether in contract or tort, arising from or in connection with the use of a drawing of the Manufacturer by the Buyer.

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




14.11.4 In the event that the Seller has authorized the disclosure to third parties, either under this Agreement or by express written authorization, the Buyer will undertake to bind such third party to the same conditions and restrictions as the Buyer with respect to such disclosure, as set forth in this Subclause 14.11.

14.12     Warranties as to Technical Publications
          ---------------------------------------

          The Seller warrants that the Technical Publications are prepared in accordance with the state of the art at the date of their conception. Should a Technical Publication prepared by the Seller contain errors or omissions, the sole and exclusive liability of the Seller will be, at its option, to correct or replace such Technical Publication. ***

                   . Notwithstanding the above, no warranties of any kind are given for the Customer Originated Changes, as set forth in Subclause
          14.5.3. The Exclusivity of Warranties and General Limitations of Liability provisions of Subclause 12.6 of this Agreement will apply to all Technical Publications.

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15 -      FIELD ASSISTANCE
          ----------------

15.1      Seller's Service
          ----------------

15.1.1 The Seller will provide or cause to be provided at no charge to the Buyer the following services at the Buyer's main base or at locations to be designated by the Buyer.

15.1.2 The Seller will provide Resident Customer Support Representatives acting in an advisory capacity at the Buyer's main base ***

                   . The actual number of Resident Customer Support Representatives allocated to the Buyer will be mutually agreed.

15.1.3 If requested by the Buyer, the Seller will arrange for similar services to be procured by competent representatives of the Propulsion Systems manufacturer and, by representatives of Vendors (other than Vendors of Buyer Furnished Equipment).

15.1.4 The Seller will provide one (1) Customer Support Director based in Herndon, Virginia, to liaise between the Manufacturer and the Buyer on product support matters after execution of this Agreement for as long as any of the Aircraft is operated by the Buyer.

15.2      Buyer's Service
          ---------------

          For as long as the Customer Support Representative(s) specified in Subclause 15.1.1 above remain(s) with the Buyer, the Buyer will furnish without charge, suitable office space, office equipment and facilities in or conveniently near the Buyer's maintenance facilities. The Buyer will provide telecommunications facilities at the Seller's cost to be invoiced on a monthly basis.

15.3      Advisory Capacity
          -----------------

          In providing the technical services contemplated by this Agreement, all of the Seller's, Manufacturer's and Associated Contractors, and any of their employees, representatives, or agents are deemed to be acting in an advisory capacity only and at no time will they be deemed to be acting, either directly or indirectly, as the agents or employees of the Buyer.

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




15.4      Temporary Assignment of Customer Support Representative
          -------------------------------------------------------

          The Buyer agrees that the Seller will have the right upon notice to and consultation with the Buyer to transfer or recall any Customer Support Representative(s) on a temporary or permanent basis. The Buyer will receive credit for the man-days during which any Customer Support Representative is absent from the Buyer's facility pursuant to this Subclause 15.4.

15.5      INDEMNITY AND INSURANCE
          -----------------------

15.5.1    SCOPE
          -----

          IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 15, THE BUYER AND THE SELLER PROVIDE THE INDEMNITIES SET FORTH IN SUBCLAUSES
          15.5.2 AND 15.5.3.

15.5.2    BUYER'S INDEMNITY
          -----------------

          THE BUYER WILL INDEMNIFY AND HOLD HARMLESS THE SELLER, THE MANUFACTURER, ASC AND EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, LOSS OF USE, COSTS AND EXPENSES

          (I) FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO AND DEATHS OF THE SELLER'S REPRESENTATIVES PROVIDING THE SERVICES UNDER THIS CLAUSE) CAUSED BY THE SELLER OR ITS REPRESENTATIVES, AND

          (II) FOR LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF THE SELLER'S SAID REPRESENTATIVES), CAUSED BY THE SELLER OR ITS REPRESENTATIVES.

          ARISING OUT OF OR IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 15.

          THIS INDEMNITY OF THE BUYER WILL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE SELLER'S, THE MANUFACTURER'S OR ANY OF THE ASSOCIATED CONTRACTORS' OR THEIR RESPECTIVE SUBCONTRACTORS' OR THEIR RESPECTIVE OFFICERS', AGENTS' OR EMPLOYEES' SAID REPRESENTATIVES.

15.5.3    SELLER'S INDEMNITY
          ------------------

          THE SELLER WILL INDEMNIFY AND HOLD HARMLESS THE BUYER, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES

          (I) FOR INJURIES TO OR DEATHS OF THE SELLER'S SAID REPRESENTATIVES PROVIDING THE SERVICES UNDER THIS CLAUSE,

          (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF THE SELLER'S SAID REPRESENTATIVES, AND

          (III) ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE SELLER'S SAID REPRESENTATIVES.
          WITH RESPECT TO SUBCLAUSES (I) AND (II) OF THE PRECEDING SENTENCE, THE SELLER WILL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS THE BUYER WHERE THE SELLER'S LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM THE BUYER'S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE.

15.5.4    CLAIMS
          ------

          IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATH OR INJURY OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUBCLAUSE 15.5, THE FORMER (INDEMNITEE) WILL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR WILL HAVE THE RIGHT TO INVESTIGATE, AND THE RIGHT IN ITS SOLE DISCRETION TO ASSUME AND CONDUCT THE DEFENSE OF OR SETTLE OR COMPROMISE, SUCH CLAIM, ACTION, PROCEEDING OR LAWSUIT.

          HOWEVER, IF IN THE REASONABLE OPINION OF THE INDEMNITEE, SUCH DEFENSE, SETTLEMENT OR COMPROMISE INVOLVES THE POTENTIAL IMPOSITION OF CRIMINAL LIABILITY ON THE INDEMNITEE OR A CONFLICT OF INTEREST BETWEEN THE INDEMNITOR AND THE INDEMNITEE, THE INDEMNITOR WILL NOT BE ENTITLED TO ASSUME AND CONDUCT THE DEFENSE OF ANY SUCH CLAIM, ACTION, PROCEEDING OR LAWSUIT. THE INDEMNITEES WILL BE ENTITLED, AT THEIR OWN EXPENSE, ACTING THROUGH ONE (1) COUNSEL, TO PARTICIPATE IN ANY CLAIM, ACTION, PROCEEDING OR LAWSUIT THE DEFENSE OF WHICH HAS BEEN ASSUMED BY THE INDEMNITOR PURSUANT TO THE PRECEDING PROVISIONS, PROVIDED, THAT SUCH PARTICIPATION DOES NOT, IN THE REASONABLE OPINION OF INDEPENDENT COUNSEL OF THE INDEMNITOR, INTERFERE WITH THE CONDUCT OF SUCH DEFENSE. NOTWITHSTANDING ANYTHING TO THE CONTRARY, NO SETTLEMENT OR COMPROMISE WILL BE ENTERED INTO WITHOUT THE PRIOR WRITTEN CONSENT OF THE INDEMNITEE, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD OR DELAYED. EACH INDEMNITEE WILL COOPERATE WITH THE INDEMNITOR IN THE INVESTIGATION AND CONDUCT OF THE DEFENSE OF ANY CLAIM, ACTION, PROCEEDING OR LAWSUIT INDEMNIFIED HEREUNDER.

          IN THE EVENT THAT THE INDEMNITOR DOES NOT ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR LAWSUIT, THEN THE INDEMNITEE WILL HAVE THE RIGHT TO PROCEED WITH THE DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND WILL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES INCURRED IN CONDUCTING SAID DEFENSE. FOR THE PURPOSE OF THIS SUBCLAUSE 15.5, A CLAIM OR LAWSUIT AGAINST THE MANUFACTURER OR ANY OF THE ASSOCIATED CONTRACTORS OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES WILL BE DEEMED TO BE A CLAIM OR LAWSUIT AGAINST THE SELLER.

15.5.5    INSURANCE
          ---------

          FOR THE PERIOD OF PERFORMANCE DESCRIBED IN THIS CLAUSE, THE BUYER WILL

          (I) INDEMNIFY AND WAIVE ANY RIGHTS OF RECOURSE OR SUBROGATION AGAINST THE SELLER, THE MANUFACTURER AND ASC, AND EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE

               SUBCONTRACTORS AND THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND SUBCONTRACTORS IN RESPECT OF ALL RISKS HULL INSURANCE POLICY, AND

          (II) EFFECT INSURANCE TO COVER THIRD-PARTY LIABILITY RISKS ARISING DURING SAID PERFORMANCE IN AN AMOUNT SATISFACTORY TO THE SELLER, NAMING THE SELLER AND ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES AS ADDITIONAL INSURED.

          SUCH INSURANCE WILL CONTAIN A CROSS-LIABILITY CLAUSE AND WILL ALSO CONTAIN A THIRTY (30)-DAY NOTICE-OF-CANCELLATION PROVISION. UPON REQUEST, THE BUYER WILL DELIVER TO THE SELLER A CERTIFICATE OF INSURANCE EVIDENCING THE COVERAGE REQUIRED BY THIS CLAUSE.

16 -      TRAINING
          --------

16.1      Scope
          -----

          The Seller will provide or cause to be provided for the Buyer's personnel training described in this Clause 16 ("Training").

16.2      Course Organization and Administration
          --------------------------------------

16.2.1    Location and Scheduling
          -----------------------

          In general, Training will be held either at the Airbus Service Company Training Center, in Miami, Florida (the "ATC-Miami"), or at the Airbus Training Center in Toulouse, France (the "ATC-Toulouse"). Subject to availability of training slots at the time and at the selected location, the location of the Training will be at the Buyer's choice. The Seller will ensure that the Buyer's training plans (to be provided to the Seller reasonably in advance of the delivery of Aircraft) are implemented for a safe and smooth entry-into-service of the Aircraft. However, certain Training courses may also be held at the Buyer's base or other location, if practicable, under terms and conditions to be mutually agreed. The Buyer's training plans will include: (i) just-in-time (determined on a reasonable basis) training of flight crews, (ii) all necessary simulator time for regular transition courses, and (iii) aircraft experience for check pilots, and (iv) maintenance, dispatch and flight attendant training.

          Training courses will be scheduled for a minimum and maximum number of participants, at dates mutually agreed during a training conference to be held as soon as practicable (the "Training Conference").

16.2.2    Course Content
          --------------

          Training courses will include features of the Specifications required for training purposes, as known at the latest six (6) months before the first Training course starts. The Seller will endeavor to incorporate training features that become known after the six-month deadline. When the Seller does not provide maintenance or flight attendant training on the Seller's approved Buyer Furnished Equipment, the Seller will ensure that the Buyer gets the relevant training support from the supplier of the said equipment. Training courses will be FAA approved "Transition Courses." The Seller will provide the Buyer with A319/A320/A321 differences training for flight crew, maintenance, dispatch and/or flight attendant personnel.

          Training equipment used for flight and maintenance crew training will reflect the Specifications as closely as possible and will meet requirements to receive and maintain the relevant FAA course approval. Maintenance training will not assume prior knowledge of any Airbus aircraft. The Seller will be responsible for all Training course syllabi, training aids, equipment and materials.

16.2.3    Course Guidelines
          -----------------

          Courses are designed and approved to bring jet transport specialists to a professional knowledge of the Aircraft and satisfy FAA requirements for training and checking. The Seller will use reasonable efforts to satisfy the Buyer's requirements and policies regarding training.

          In addition:

          (i) Training will be conducted in English, and all training materials are written in English using common aeronautical terminology.

          (ii) Pilot trainees will have the prerequisite jet transport category experience defined in Appendix "A" to this Clause 16.

          (iii) Avionics courses (listed in Appendix "B" to this Clause 16) are designed for avionics specialists knowledgeable of ARINC 429 liaisons.

          (iv) The Buyer will give the Seller a list of trainees enrolling in each Training course.

          (v) The Seller will not be liable for the unsatisfactory performance of individual trainees for any reason solely and directly outside the Seller's control.

          (vi) The Seller will consult with the Buyer if the Seller finds that a trainee lacks entry-level knowledge. After such consultation, the trainee will either be cycled through an entry-level training program or be withdrawn from the Training course. All costs associated with such entry-level program and with the cancellation of the scheduled transition training will be charged to the Buyer's account.

          (vii) The Seller will give all trainees who satisfactorily complete Training courses a certificate of completion including the instructor's name and identification number. This certificate will not represent authority or qualification by any official civil aviation authority, although it may be presented to such authority as an attestation of completion of the Seller's training courses.

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




          (viii) An extension in duration, a repetition or a deviation from the standard of any course to be given or in progress (for reasons due to the Buyer, including, but not limited to, unsatisfactory performance of the trainees) will be provided on the Buyer's request and/or on the Seller's advice and subject to mutual agreement. ***




16.2.4    Additional Training
          -------------------

          Besides the free-of-charge Training courses provided pursuant to Subclause 16.3, the Seller will offer additional training courses and training services at the Buyer's expense, subject to availability.

16.2.5    Training at the Buyer's Base
          ----------------------------

16.2.5.1 At the Buyer's request, and if practicable, the Training will be provided by the Seller's instructors at any location other than ATC-Miami or ATC-Toulouse. ***



          The Buyer may provide the Seller with air travel for the Seller's instructors to and from ATC-Miami or ATC-Toulouse, as applicable, and the place of assignment.

16.2.5.2 The Training equipment necessary for course performance on the Buyer's request at any location other than ATC-Miami or ATC-Toulouse will be provided by the Buyer in accordance with the Seller's specifications. In the event the Buyer cannot make available the relevant equipment, the Seller will use reasonable efforts to provide this equipment and send it by air from Miami, Florida, or Toulouse, France, to the course location and back to Miami, Florida, or Toulouse, France, at the Buyer's expense.

16.2.6    Practical Training on Aircraft
          ------------------------------

16.2.6.1  ***

16.2.6.2 Any *** Flight Crew Training involving the use of an aircraft will be done on the Buyer's delivered Aircraft. Should the Buyer require on-aircraft Flight

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




          Crew Training to be done before delivery of the first Aircraft, then

          (i)  the Seller will help the Buyer find a substitute aircraft, and

          (ii)  ***.

          When on-aircraft Flight Crew Training is performed at ATC-Toulouse, the Seller will provide free-of-charge line maintenance, including servicing, preflight checks and changing of minor components for the contractual training sessions. In the case that the training is performed on the Buyer's aircraft, the Buyer will provide a mutually agreed batch of spare parts as required to support said training and will bear all other expenses such as fuel, oil and landing fees. In the event that the Seller is not able to provide sufficient simulator time to train the Buyer's crews, and it becomes necessary to use the Aircraft instead, the Seller will compensate the Buyer US$ *** (US dollars--*** ) (in 1996 dollars) per flight hour.

          Finally, the Buyer will meet the requirement for a certificate of insurance set forth below in Subclause 16.6.5.

16.2.7    Buyer's Personnel Transportation
          --------------------------------

          When flight crew, flight attendant, dispatch and maintenance Training is done at ATC-Toulouse, the Seller will provide free-of-charge local transportation by bus for the Buyer's trainees to and from designated pick-up points and the training center. The Seller will also provide each flight crew with a rental car (with unlimited mileage, the Buyer paying for gas) or taxi transportation at the end of ground school to enable crews to attend either simulator or flight sessions.

          When training is done at ATC-Miami, the Seller will provide a free-of-charge rental car (with unlimited mileage, the Buyer paying for gas) or taxi transportation for all of the Buyer's trainees, at the beginning of the Training course. Due to local laws, the Buyer's trainees must be over twenty-one (21) years of age to drive rental cars.

16.2.8    Duration
          --------

          The Training allowances provided in Subclause 16.3 will be available
          ***            .

16.3      Training Courses
          ----------------

16.3.1    Flight Crew Courses
          -------------------

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




16.3.1.1  Flight Crew Transition Course
          -----------------------------

          The Seller will train free of charge *** flight crews (each of which consists of a captain and a first officer) per delivered Aircraft in accordance with the Buyer's operational requirements. The training manual will be the Airbus Industrie Flight Crew Operating Manual
          (FCOM) or the Buyer's flight crew training manual at the Buyer's option. The Buyer's standard operating procedures will be incorporated into the Seller's Flight Crew Transition course, provided that the Buyer provides the Seller such procedures at least one (1) month prior to the start of the first Flight Crew Transition course. The Buyer will receive no compensation from the Seller should the Buyer elect to perform some Flight Crew Transition courses partially or totally on dry lease.

16.3.1.2  Flight Crew Initial Operating Experience
          ----------------------------------------

          To assist the Buyer with Initial Operating Experience during the Buyer's introduction of the Aircraft into revenue service, the Seller will provide the Buyer instructor-pilots free of charge *** . This assistance will be provided on the Aircraft.

          ***



16.3.1.3  Flight Instructor Familiarization Course
          ----------------------------------------

          The Seller will provide a certain number of the Buyer's Instructor pilots with a Flight Instructor Familiarization Course.

16.3.2    Maintenance Courses
          -------------------

16.3.2.1  Maintenance Training
          --------------------

          The Seller will provide free-of-charge Training courses for ground personnel for a total of *** trainee-days of instruction. The range of maintenance courses is listed in Appendix "B" to this Clause 16. The Buyer may elect to use part of this Training allowance to perform some maintenance training classes at another US carrier on a space available basis.

          The trainee days will be counted as follows:

          (i) For instruction at ATC-Miami or at ATC-Toulouse, the total number of trainee days counted will be the number of trainees enrolled at the beginning of a Training course multiplied by the number of days of instruction.

          (ii) For instruction at locations other than the ATC-Miami or at the ATC-Toulouse, the total number of trainee days counted will be the greater of twelve (12) and the number of trainees enrolled at the beginning of a Training course multiplied by the number of days of detachment of the Seller's instructor(s).

16.3.2.2  Maintenance Initial Operating Experience
          ----------------------------------------

          To help the Buyer with maintenance Initial Operating Experience, such as Aircraft handling and servicing, flight crew and maintenance coordination, use of manuals and any other activities that the instructor might deem necessary after delivery of the first Aircraft, the Seller will provide the Buyer free of charge *** maintenance instructor-days at the Buyer's base. Additional Initial Operating Experience will be provided at the Buyer's expense.

16.3.3    Flight Attendants/Operations/Performance Courses
          ------------------------------------------------

          The Seller will provide free of charge *** trainee days of instruction to be used for the training courses listed in Appendix "C" to this Clause 16. In the event the Buyer would like the main features of the Specifications to be covered during the aircraft visit of the Flight Attendants Familiarization Course, such visit may be given as of two
          (2) weeks before delivery of the first Aircraft.

16.3.4    Familiarization Training
          ------------------------

          At the Buyer's request the Seller will conduct general familiarization courses for the Buyer's employees. Training allowance in Subclause
          16.3.2.1 will be used to cover such courses.

16.3.5    Vendors and Engine Manufacturer Training
          ----------------------------------------

          The Seller will ensure that the major Vendors and the Propulsion Systems manufacturer will provide maintenance and overhaul training on their products at appropriate times as required by the Buyer.

          A list of such major Vendors will be supplied to the Buyer on request.

16.4      Training Aids and Materials
          ---------------------------

16.4.1    Training Aids for Trainees at the Seller's Training Centers
          -----------------------------------------------------------

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




          For the purposes of this Subclause 16.4.1, it is understood that training aids and materials provided to the Buyer's trainees by the Seller (a) are supplied for the sole and express purpose of providing Training in the courses described in Subclause 16.3 of this Agreement and therefore are labeled "For Training Only," (b) are free of charge,
          (c) include all cockpit layouts, all printed course materials, including manuals and supporting documents. Computer hardware, software and Courseware (including simulators and simulator data packages) and all other equipment will be provided to the trainees solely for use during the Seller's training courses.

          Since the Training is for the Buyer's trainees only, the Buyer undertakes not to divulge the contents of any training aids or materials to any third party without the prior agreement of the Seller, save as required pursuant to any governmental, contractual or legal requirement imposed upon the Buyer or as permitted by Subclause 16.4.2.

16.4.2    Training Aids for the Buyer's Training Organization
          ---------------------------------------------------

          The Seller will provide free of charge *** of the Courseware related to the Aircraft and similar to that used by the Seller for the Buyer's training organization, except as provided in this Subclause 16.4.2. Such Courseware will be for the training of the Buyer's personnel only and will include a revision service ***
                                                       .

          The Courseware to be provided to the Buyer will be:

          (i)  supplied with a license in the Buyer's name, and

          (ii) compatible with the hardware platform defined by the Aviation Industry CBT Committee (AICC), which is fully approved by the Air Transport Association and International Air Transport Association.

          ***



          Any additional sets of Courseware and/or any extension to the Buyer's right to use such Courseware will be subject to terms and conditions to be mutually agreed. General conditions for the supply of the Courseware will apply and will be detailed during the Training Conference.

          ***



16.5      Seller's Support
          ----------------

          The Seller will help the Buyer with the development and introduction of Aircraft training programs at the Buyer's training center, on the Buyer's request and terms to be agreed. The Seller will provide free-of-charge technical assistance in modifying the standard Courseware routers to the Buyer's in-house training programs.

16.6      INDEMNITY AND INSURANCE
          -----------------------

16.6.1    SCOPE
          -----

          IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 16, THE BUYER AND THE SELLER PROVIDE THE INDEMNITIES SET FORTH IN SUBCLAUSES
          16.6.2 AND 16.6.3.

16.6.2    BUYER'S INDEMNITY
          -----------------

          THE BUYER WILL INDEMNIFY AND HOLD HARMLESS THE SELLER, THE MANUFACTURER, AND EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, LOSS OF USE, COSTS AND EXPENSES

          (I) FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO AND DEATHS OF THE SELLER'S REPRESENTATIVES PROVIDING THE SERVICES UNDER THIS CLAUSE) CAUSED BY THE SELLER OR ITS REPRESENTATIVES, AND

          (II) FOR LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF THE SELLER'S SAID REPRESENTATIVES), CAUSED BY THE SELLER OR ITS REPRESENTATIVES.

          ARISING OUT OF OR IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 16.

          THIS INDEMNITY OF THE BUYER WILL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES

          ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE SELLER'S, THE MANUFACTURER'S OR ANY OF THE ASSOCIATED CONTRACTORS' OR THEIR RESPECTIVE SUBCONTRACTORS' OR THEIR RESPECTIVE OFFICERS', AGENTS' OR EMPLOYEES' SAID REPRESENTATIVES.

16.6.3    SELLER'S INDEMNITY
          ------------------

          THE SELLER WILL INDEMNIFY AND HOLD HARMLESS THE BUYER, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES

          (I) FOR INJURIES TO OR DEATHS OF THE SELLER'S SAID REPRESENTATIVES PROVIDING THE SERVICES UNDER THIS CLAUSE,

          (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF THE SELLER'S SAID REPRESENTATIVES, AND

          (III) ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE SELLER'S SAID REPRESENTATIVES.

          WITH RESPECT TO SUBCLAUSES (I) AND (II) OF THE PRECEDING SENTENCE, THE SELLER WILL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS THE BUYER WHERE THE SELLER'S LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM THE BUYER'S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE.

16.6.4    CLAIMS
          ------

          IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATH OR INJURY OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUBCLAUSE 16.6, THE FORMER (INDEMNITEE) WILL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR WILL HAVE THE RIGHT TO INVESTIGATE, AND THE RIGHT IN ITS SOLE DISCRETION TO ASSUME AND CONDUCT THE DEFENSE OF OR SETTLE OR COMPROMISE, SUCH CLAIM, ACTION, PROCEEDING OR LAWSUIT.

          HOWEVER, IF IN THE REASONABLE OPINION OF THE INDEMNITEE, SUCH DEFENSE, SETTLEMENT OR COMPROMISE INVOLVES THE POTENTIAL IMPOSITION OF CRIMINAL LIABILITY

          ON THE INDEMNITEE OR A CONFLICT OF INTEREST BETWEEN THE INDEMNITOR AND THE INDEMNITEE, THE INDEMNITOR WILL NOT BE ENTITLED TO ASSUME AND CONDUCT THE DEFENSE OF ANY SUCH CLAIM, ACTION, PROCEEDING OR LAWSUIT. THE INDEMNITEES WILL BE ENTITLED, AT THEIR OWN EXPENSE, ACTING THROUGH ONE (1) COUNSEL, TO PARTICIPATE IN ANY CLAIM, ACTION, PROCEEDING OR LAWSUIT THE DEFENSE OF WHICH HAS BEEN ASSUMED BY THE INDEMNITOR PURSUANT TO THE PRECEDING PROVISIONS, PROVIDED, THAT SUCH PARTICIPATION DOES NOT, IN THE REASONABLE OPINION OF INDEPENDENT COUNSEL OF THE INDEMNITOR, INTERFERE WITH THE CONDUCT OF SUCH DEFENSE. NOTWITHSTANDING ANYTHING TO THE CONTRARY, NO SETTLEMENT OR COMPROMISE WILL BE ENTERED INTO WITHOUT THE PRIOR WRITTEN CONSENT OF THE INDEMNITEE, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD OR DELAYED. EACH INDEMNITEE WILL COOPERATE WITH THE INDEMNITOR IN THE INVESTIGATION AND CONDUCT OF THE DEFENSE OF ANY CLAIM, ACTION, PROCEEDING OR LAWSUIT INDEMNIFIED HEREUNDER.

          IN THE EVENT THAT THE INDEMNITOR DOES NOT ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR LAWSUIT, THEN THE INDEMNITEE WILL HAVE THE RIGHT TO PROCEED WITH THE DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND WILL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES INCURRED IN CONDUCTING SAID DEFENSE. FOR THE PURPOSE OF THIS SUBCLAUSE 16.6, A CLAIM OR LAWSUIT AGAINST THE MANUFACTURER OR ANY OF THE ASSOCIATED CONTRACTORS OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES WILL BE DEEMED TO BE A CLAIM OR LAWSUIT AGAINST THE SELLER.



16.6.5    INSURANCE
          ---------

          FOR THE PERIOD OF PERFORMANCE DESCRIBED IN THIS CLAUSE, THE BUYER WILL

          (I) INDEMNIFY AND WAIVE ANY RIGHTS OF RECOURSE OR SUBROGATION AGAINST THE SELLER, THE MANUFACTURER, AND EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE DIRECTORS,

               OFFICERS, AGENTS, EMPLOYEES AND SUBCONTRACTORS IN RESPECT OF ALL RISKS HULL INSURANCE POLICY, AND

          (II) EFFECT INSURANCE TO COVER THIRD-PARTY LIABILITY RISKS ARISING DURING SAID PERFORMANCE IN AN AMOUNT SATISFACTORY TO THE SELLER, NAMING THE SELLER AND ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES AS ADDITIONAL INSUREDS.

          SUCH INSURANCE WILL CONTAIN A CROSS-LIABILITY CLAUSE AND WILL ALSO CONTAIN A THIRTY (30)-DAY NOTICE-OF-CANCELLATION PROVISION. UPON REQUEST, THE BUYER WILL DELIVER TO THE SELLER A CERTIFICATE OF INSURANCE EVIDENCING THE COVERAGE REQUIRED BY THIS CLAUSE.

                           CLAUSE 16 - APPENDIX "A"
                           ------------------------

                         RECOMMENDED PILOT EXPERIENCE
                         ----------------------------
                      IN RELATION TO TRANSITION TRAINING
                      ----------------------------------


1.   CAPTAINS
     --------

     The Seller recommends that captains have a minimum of 1,000 hours' experience in command of jet transport category aircraft prior to transition training provided under Clause 16 of this Agreement.

2.   SENIOR CO-PILOTS
     ----------------

     Senior co-pilots upgrading to captain and who do not have the recommended minimum described above in Paragraph 1 will be considered for transition training provided under Clause 16 of this Agreement on a case-by-case.

3.   CO-PILOTS
     ---------

     The Seller recommends that copilots have a minimum of 500 hours' experience operating transport aircraft, of which at least 300 hours' should be with jet transport aircraft. This recommended minimum includes formal basic training.

4.   ALL PILOTS
     ----------

     The Seller recognizes that some pilots have no experience with FMS, AFCS, glass cockpits or two-person (as compared to three-person) crews, features covered in the Seller's "Introductory Course." Therefore, the Seller recommends that those pilots take its "Introductory Course," before taking transition training provided under Clause 16 of this Agreement. For pilots who do not have jet transport experience, the Seller recommends its "Jet Familiarization Course."

                           CLAUSE 16 - APPENDIX "B"
                           ------------------------

           LIST OF STANDARD A319, A320 AND A321 MAINTENANCE COURSES
           --------------------------------------------------------

The letters "J," "E" and "H" below respectively designate courses for A319, A320 and A321 aircraft.

J/E/H M01      GENERAL FAMILIARIZATION

J/E/H M02      RAMP AND TRANSIT

J/E/H M31      LINE MECHANICS/AVIONICS  (LEVEL 2)

J/E/H M42      BASE MECHANICS, ELECTRICS AND AVIONICS (LEVEL 3)

J/E/H M45      BASE MECHANICS AND ELECTRICS (LEVEL 3)

J/E/H M52      BASE ELECTRICS AND AVIONICS (LEVEL 3 )

J/E/H M07      ENGINE RUN-UP

J/E/H M09      MECHANIC CONTROL RIGGING

J/E/H M10      CABIN INTERIOR AND EMERGENCY EQUIPMENT

J/E/H M11      STRUCTURE REPAIR

J/E/H M12      ON THE JOB PRACTICAL TRAINING

J/E/H M16      SPECIFIC NONDESTRUCTIVE TESTING

J/E/H M17      COMPOSITE STRUCTURE REPAIR

J/E/H M18      ETOPS MAINTENANCE

J/E/H M20      AIRCRAFT INTEGRATED DATA SYSTEM MAINTENANCE

J/E/H MG04     CARGO LOADING AND HANDLING

J/E/H M42E     A319/A320/A321 DIFFERENCES

XM15           BASIC DIGITAL AND MICROPROCESSOR

J/E/H M21      STRUCTURE REPAIR FOR ENGINEERS/METALLIC STRUCTURES

J/E/H M23      MATERIALS AND PROCESSES FOR ENGINEERS

Note : The above list of courses is provided for information only and is ---- subject to modifications.

                            CLAUSE 16 - APPENDIX "C"
                            ------------------------

          LIST OF A319, A320 AND A321 OPERATIONS/PERFORMANCE COURSES
          ----------------------------------------------------------

In the list below, the letters "J," "E" and "H" respectively designate courses for A319, A320 and A321 aircraft.

J/E/H FC3  FLIGHT ATTENDANT FAMILIARIZATION COURSE

J/E/H G01  MANAGEMENT SURVEY COURSE

J/E/H G02  PERFORMANCE ENGINEER'S COURSE

J/E/H G03  DISPATCHER'S COURSE

J/E/H FC5  FLIGHT CREW GROUND INSTRUCTOR'S COURSE

J/E/H G06  WEIGHT AND BALANCE COURSE

J/E/H G07  LOAD MASTER TRANSITION

J/E/H G08  ETOPS DISPATCHER

J/E/H G38  DISPATCHER TRANSITION AND ETOPS QUALIFICATION

J/E/H G67  WEIGHT AND BALANCE, LOAD MASTER TRANSITION

Note:   The above list of courses is provided for information only and is
----    subject to modifications.

17 -      VENDORS' PRODUCT SUPPORT
          ------------------------

17.1      Vendor Product Support Agreements
          ---------------------------------

17.1.1 The Seller has obtained product support agreements transferable to the Buyer from Vendors of Seller Furnished Equipment listed in the Specifications ("Product Support Agreements").

17.1.2 These Product Support Agreements are based on the "World Airlines and Suppliers Guide" and include Vendor commitments as contained in the Supplier Product Support Agreements, which include the following provisions:

17.1.2.1 Technical data and manuals required to operate, maintain, service and overhaul the Vendor items. Such technical data and manuals will be prepared in accordance with the applicable provisions of ATA Specification 100 and 101 in accordance with Clause 14 of this Agreement, will include revision service and will be published in the English language. The Seller recommends that software data, supplied in the form of an appendix to the Component Maintenance Manual, be provided in compliance with ATA Specification 102 up to level 3.

17.1.2.2 Warranties and guarantees including Vendors' standard warranties. In addition, Vendors of landing gear will provide service life policies for landing gear structures.

17.1.2.3 Training to ensure efficient operation, maintenance and overhaul of the Vendors' items for the Buyer's instructors, shop and line service personnel.

17.1.2.4 Spares data in compliance with ATA Specification 200 or 2000, initial provisioning recommendations, spares and logistics service, including routine and emergency deliveries.

17.1.2.5 Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Vendor items as well as required tooling and spares provisioning.

17.2      Vendor Compliance
          -----------------

          The Seller will monitor Vendor compliance with support commitments defined in the Product Support Agreements and will promptly take remedial action.

17.3      Vendor Part Repair Stations
          ---------------------------

17.3.1 The Manufacturer has developed with the Vendors a program aimed at building a comprehensive network of repair stations in North America for those Vendor Parts originating from outside this territory.

17.3.2 As a result of the above, most Vendor Parts are now repairable in North America, and corresponding repair stations are listed in a document, the AOG and Repair Guide, which is issued and regularly updated by the Manufacturer.

          The Seller undertakes that the Vendor Parts that have to be forwarded for repair outside North America will be sent back to the Buyer with proper tagging as required by the FAA.

17.3.3 The Seller will support the Buyer in cases where the agreed repair turn time of an approved repair station is not met by causing free-of-charge loans or exchanges (as specified in the relevant Supplier Product Support Agreements manual) to be offered to the Buyer ***
                                   .

18 -      BUYER FURNISHED EQUIPMENT AND DATA
          ----------------------------------

18.1      Installation and Delivery
          -------------------------

18.1.1 Without additional charge, and in accordance with the Specifications, the Seller will cause the Manufacturer to provide for the installation of the Buyer Furnished Equipment.

18.1.2 The Seller will cause the Manufacturer to advise the Buyer reasonably in advance of the dates by which, in the planned release of engineering for an Aircraft, the Manufacturer requires a written detailed description of the dimensions and weight of Buyer Furnished Equipment for such Aircraft and information necessary for the installation and operation thereof, and the Buyer will furnish such detailed description and information by the dates so specified. Such dimensions and weights will not thereafter be revised unless mutually agreed and set forth in an SCN.

18.1.3 The Seller will also cause the Manufacturer to furnish reasonably in advance (but in no event less than eight (8) months prior to the scheduled delivery date) to the Buyer a schedule of dates by and locations to which Buyer Furnished Equipment for such Aircraft must be delivered to the Manufacturer to permit installation in and delivery of such Aircraft in accordance with the delivery schedule referred to in Clause 9. The Buyer will furnish such equipment to the Manufacturer at such locations by such dates. The Buyer, at its own expense, will also furnish or cause to be present at the works where such Buyer Furnished Equipment is to be installed, when requested by the Manufacturer, field service representatives to provide the Manufacturer technical advice regarding the installation and calibration of Buyer Furnished Equipment.

18.2      Specification and Airworthiness Approvals
          -----------------------------------------

          The Buyer will ensure that all Buyer Furnished Equipment will meet the requirements of the Specifications, will comply with applicable LBA, for A319 Aircraft and A321 Aircraft, DGAC, for A320 Aircraft, and FAA regulations and will be approved by the LBA, DGAC, and the FAA for installation and use on an Aircraft at the time of delivery of such Aircraft. The Seller will bear no expense in connection with adjusting and calibrating Buyer Furnished Equipment to the extent necessary to obtain LBA, DGAC and FAA approval, unless such adjusting and calibrating is made necessary by improper installation by the Seller of the Buyer Furnished Equipment.


18.3      Delay and Nonperformance
          ------------------------

          Any delay or failure in complying with the obligation in the foregoing Subclause 18.2, in providing the descriptive information and services mentioned in Subclause 18.1 hereof, in furnishing the Buyer Furnished Equipment or in obtaining any required approval of such equipment under the LBA, for A319 Aircraft and A321 Aircraft, DGAC for A320 Aircraft, or FAA regulations **** will be, to the extent that such delay or failure will in turn,

          (i) delay the performance of any act to be performed by or on behalf of the Seller or the Manufacturer, or

          (ii) cause the Final Contract Price of the Aircraft to be increased by the amount of the Seller's reasonable additional costs, if any, attributable to such delay or failure by the Buyer, including, without limitation, storage, taxes, insurance and costs of out-of-sequence installation, the responsibility of the Buyer, and any resulting cost will be borne by the Buyer.

          Further, in any such event, the Seller may elect to take any of the actions set forth below in Subclauses 18.3.2, 18.3.3 or 18.3.4:

18.3.2 The Seller will be entitled to cause the Manufacturer to select, purchase and install the Buyer Furnished Equipment involved, in which event the Final Contract Price of the affected Aircraft will be increased by the purchase price of such Buyer Furnished Equipment plus reasonable costs and expenses incurred by the Manufacturer for handling charges, transportation, insurance, packaging and, if so required and not already provided for in the Final Contract Price of such Aircraft, for adjustment and calibration.

18.3.3 If (i) delivery of the Buyer Furnished Equipment is delayed by more than thirty (30) days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment or (ii) the Buyer Furnished Equipment required to obtain certification of the Aircraft in accordance with Subclause 2.3 hereof is not approved by the LBA, for A319 Aircraft and A321 Aircraft, DGAC, for A320 Aircraft, or FAA within thirty (30) days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment, then, notwithstanding the terms of Subclause 2.3, the Seller will be entitled to deliver the affected Aircraft without installing the Buyer Furnished Equipment, but otherwise in full compliance with the terms, conditions and requirements of this Agreement (including, without limitation, Subclause 2.3) and all performance guarantees. Upon such delivery the Seller will be relieved of all obligations to install such Buyer Furnished Equipment.

18.3.4    If (i) the Buyer Furnished Equipment is delayed by more than thirty
          (30) days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment or (ii) the Buyer Furnished Equipment is not required for certification of the Aircraft and is not approved by the LBA, for A319 Aircraft and A321 Aircraft, DGAC, for A320 Aircraft, or FAA within thirty (30) days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment, then the Seller will be entitled to deliver the Aircraft with no obligation to install such Buyer Furnished Equipment. The Buyer may also elect to have the Aircraft so delivered, whereupon the Seller will be relieved of all obligations to install such Buyer Furnished Equipment.

18.4      Tax-Free Zones
          --------------

          The Buyer will cause all Buyer Furnished Equipment to be delivered at its own expense to tax-free zones at the following addresses, unless the Seller notifies the Buyer otherwise in writing. Final destinations are specified in the Buyer Furnished Equipment delivery instructions.

          For A320 Aircraft, at:

          AEROSPATIALE, SOCIETE NATIONALE INDUSTRIELLE
          316, Route de Bayonne
          31300 TOULOUSE
          FRANCE

          For A319 Aircraft and A321 Aircraft, at:

          DAIMLER-BENZ AEROSPACE AIRBUS GmbH
          Division Hamburger Flugzeugbau
          Kreetslag 10
          21129 HAMBURG
          GERMANY

          The Seller represents and warrants that there are no taxes, duties, imposts or similar charges of any nature whatsoever in connection with the delivery of Buyer Furnished Equipment in the tax-free zones specified above (or subsequently by the Seller).

18.5      Risk of Loss
          ------------

          Title to and risk of loss of Buyer Furnished Equipment will at all times remain with the Buyer. When Buyer Furnished Equipment is in the possession of the Seller, the Seller will have only such responsibility therefor as is chargeable by law to a bailee for hire, but will not be liable for loss of use.

18.6      Seller-Supplied Buyer Furnished Equipment
          -----------------------------------------

          If the Buyer requests the Seller to cause the Manufacturer to supply directly certain items that are considered Buyer Furnished Equipment pursuant to the Specifications, and if compliance with such request by the Seller and the Manufacturer in their judgment will not affect the delivery date of an Aircraft referred to in Clause 9, then the Seller will order such items subject to the execution of an SCN reflecting the effect on price and any other items and conditions of this Agreement. In such a case, the Seller will be entitled to the payment of a reasonable handling charge (with respect to Buyer Furnished Equipment not manufactured by the Manufacturer) and will bear no liability in respect of any delay caused and product support commitments assumed by the Vendor of such Buyer Furnished Equipment, provided that the Seller has exercised due diligence in procuring such Buyer Furnished Equipment. The provisions of Subclauses 18.2 and 18.3 will apply to Buyer Furnished Equipment covered under this Subclause
          18.6 in the event of any delay in approval or delivery of such Buyer Furnished Equipment.

18.7      ***.

19 -      ASSIGNMENT
          ----------

19.1      Successors and Assigns
          ----------------------

          Subject to the provisions of this Subclause 19.1, this Agreement will inure to the benefit of and be binding upon the successors and assigns of the parties hereto. This Agreement will not be assigned in whole or in part by either party without the prior written consent of the other party, such consent not to be unreasonably withheld. Notwithstanding anything herein to the contrary, the Seller may at any time, without the Buyer's consent, assign any of its rights to receive money, and any of its duties to effect sale and delivery of any Aircraft, or any of its responsibilities, duties or obligations to perform any other obligations hereunder to the Manufacturer, any of the Associated Contractors, ASC or any Affiliate of the Seller, the Manufacturer or of any Associated Contractor provided that (i) such
                                                       --------
          assignment will not release or diminish the obligations and liabilities of the Seller hereunder or in respect of any Aircraft and
          (ii) such assignment does not increase the obligations, liabilities, risk, burden, costs or expenses of the Buyer hereunder.

19.2      Seller's Designations
          ---------------------

          The Seller may at any time by notice to the Buyer designate particular facilities or particular personnel of the Manufacturer, ASC, any of the Associated Contractors or any Affiliate of the Manufacturer or any Associated Contractor at which or by whom the services to be performed under this Agreement will be performed provided that (i) such designation will not release or diminish the obligations and liabilities of the Seller hereunder or in respect of any Aircraft, and
          (ii) such designation does not increase the obligations, liabilities, risk, burden, costs or expenses of the Buyer hereunder. The Seller may also designate the Manufacturer, any Associated Contractor or any Affiliate of the Manufacturer or any Associated Contractor as the party responsible on behalf of the Seller for providing to the Buyer all or any of the services described in this Agreement provided that
          (i) such designation will not release or diminish the obligations and liabilities of the Seller hereunder or in respect of any Aircraft, and
          (ii) such designation does not increase the obligations, liabilities, risk, burden, costs or expenses of the Buyer hereunder.

19.3      Assignment in Case of Resale or Lease
          -------------------------------------

          In the event of the resale or lease of any Aircraft, pursuant to a financing arrangement, by the Buyer before, upon, or after delivery thereof to the Buyer, the Buyer's rights with respect to such Aircraft under this Agreement, other than the Buyer's rights under Clauses 3, 14, 15, 16 and 17 hereof and

          Letter Agreements hereto, other than Letter Agreement No. 1, may be assigned to the extent necessary to complete the financing on commercially reasonable terms. The Seller will consent to such assignment provided that, prior to such assignment, the Buyer furnishes to the Seller a true copy of such agreement with such purchaser or lessor, clearly stating that such purchaser or lessor acknowledges that it is bound by and will comply with all applicable terms, conditions and limitations of this Agreement.

19.4      ***
          ---------------------------------------------------


          ***



19.5      ***
          ----------------------------------------------------

          ***



19.6      ***
          ----------------------------------

          ***

20 -      DATA RETRIEVAL
          --------------

          On the Seller's reasonable request, the Buyer may provide the Seller with data customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

21 -      TERMINATION FOR CERTAIN EVENTS
          ------------------------------

21.1      Seller's Termination Rights
          ---------------------------

21.1.1 Any of the following will be considered a material breach of the Buyer's obligations under this Agreement ("Material Breach"):

          (1) The Buyer or any other party will commence any case, proceeding or other action with respect to the Buyer in any jurisdiction relating to bankruptcy, insolvency, reorganization or relief from debtors or seeking a reorganization, arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts and such case, proceeding or action remains undismissed or unstayed for more than ninety (90) consecutive days.

          (2) An action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer for all or substantially all of its assets and such action remains undismissed or unstayed for more than ninety (90) consecutive days, or the Buyer makes a general assignment for the benefit of its creditors.

          (3) An action is commenced against the Buyer seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets and such action remains undismissed or unstayed for more than ninety (90) consecutive days.

          (4) The Buyer generally admits in writing that it is unable to pay its debts as they come due.

          (5) There is a voluntary liquidation, winding up or analogous event with respect to the Buyer.

          (6) The Buyer is in default on its obligation to make any Predelivery Payment pursuant to Subclause 6.2 of this Agreement and ***
                               .
          (7) The Buyer defaults on any payment obligation relating to any Aircraft and such default is not cured within the applicable grace periods, with respect to ***

          (8) The Buyer is in default for more than thirty (30) consecutive days in its obligation to take delivery of an Aircraft as provided in Subclause 9.3 of this Agreement, subject to the provisions of Subclause 22.3.4.

21.1.2 In the event of any Material Breach by the Buyer, the Seller will at its option by written notice to the Buyer have the right to resort to any remedy provided herein or under applicable law, including, without limitation, the right by written notice, effective immediately, to (i) suspend its performance with respect to undelivered Aircraft under the Agreement, (ii) reschedule the delivery dates for Aircraft or for other goods and services to be provided with respect to undelivered Aircraft, (iii) terminate this Agreement with respect to any or all undelivered Aircraft, and to any or all services, data and other items with respect to undelivered Aircraft on the effective date of such termination and (iv) retain, as part of the damages for breach and not as a penalty, an amount equal to all Predelivery Payments and all other payments made theretofore under this Agreement.

21.2      ***
          -----------------------------------

21.2.1    ***



21.2.2    ***

22 -      MISCELLANEOUS PROVISIONS
          ------------------------

22.1      Notices
          -------

          All notices and requests required or authorized hereunder will be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial express courier, facsimile or other mutually agreeable electronic transmission at the addresses and numbers set forth below. The date upon which any such notice or request is so personally delivered, or if such notice or request is given by commercial express courier, facsimile or other electronic transmission, the date upon which sent, will be deemed to be the effective date of receipt of such notice or request.

          The Seller will be addressed at:

               2, rond-point Maurice Bellonte
               31700 BLAGNAC   FRANCE
               Attention:  Director - Contracts
               Telephone:   (33) 5 61 30 40 12
               Fax: (33) 5 61 30 40 11
               Telex:  AVSA 521155F

          The Buyer will be addressed at:

               2345 Crystal Drive
               Arlington, VA 22227
               Attention:  Treasurer
               Telephone: 703-872-5918
               Fax: 703-872-5936

               with a copy to the attention of the Buyer's Office of the General Counsel at the same address:

               Attention:  Aircraft Counsel
               Fax: 703-872-5252

          From time to time, the party receiving the notice or request may designate another address or another person.

22.2      Waiver
          ------

          The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement will not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.3      INTERPRETATION AND LAW; SUBMISSION TO JURISDICTION; WAIVER OF
          -------------------------------------------------------------
          IMMUNITY; DISPUTE RESOLUTION
          ----------------------------

22.3.1    INTERPRETATION AND LAW
          ----------------------

          THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

22.3.2    SUBMISSION TO JURISDICTION
          --------------------------

          EACH OF THE BUYER AND THE SELLER IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT MAY BE BROUGHT AND DETERMINED IN THE SUPREME COURT OF THE STATE OF NEW YORK, NEW YORK COUNTY, IN THE GENERAL DISTRICT COURTS OF FAIRFAX COUNTY OR ARLINGTON COUNTY, VIRGINIA, OR IN THE UNITED STATES DISTRICT COURTS FOR THE SOUTHERN DISTRICT OF NEW YORK, OR THE EASTERN DISTRICT OF VIRGINIA AND IRREVOCABLY ACCEPTS WITH REGARD TO ANY SUCH ACTION OR PROCEEDING THE NONEXCLUSIVE JURISDICTION OF THOSE COURTS.

          The Seller hereby irrevocably designates CT Corporation, New York City offices, to receive for and on its behalf service of process in any proceeding with respect to any matter as to which it submits to jurisdiction as set forth above, it being agreed that service upon CT Corporation will constitute valid service upon the Seller in any legal action or proceeding with respect to this Agreement.

22.3.3    Waiver of Immunity
          ------------------

          The Seller irrevocably waives the benefit of Articles 14 and 15 of the French Civil Code, for the purpose of this Agreement. The Seller hereby irrevocably waives, and agrees not to assert, the defense of sovereign immunity, and, to the extent permitted by law, the defense that the action or proceeding is brought in an inconvenient forum, that the venue of the action or proceeding is improper, or that this Agreement may not be enforced in or by such courts.

22.3.4    ***
          -----------------------------------

          ***



22.4      Confidentiality
          ---------------

          Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose will include their employees, agents and advisors) will maintain the terms and conditions of this Agreement, any reports or other data furnished, and other documents furnished by the Seller hereunder strictly confidential. Without limiting the generality of the foregoing, each party will use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by it with any governmental agency and will make such applications as will be necessary to implement the foregoing. With respect to any public disclosure or filing, the disclosing party agrees to submit to the other party a copy of the proposed document to be filed or disclosed and will give the other party a reasonable period of time in which to review the said document. The Buyer and the Seller will consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof. The provisions of this Subclause 22.4 will survive any termination of this Agreement.

22.5      Severability
          ------------

          In the event that any provision of this Agreement should for any reason be held to be without effect, the remainder of this Agreement will remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.6      Alterations to Contract
          -----------------------

          This Agreement, including its Exhibits, Appendixes and Letter Agreements, contains the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written (including, without limitation, that certain AVSA Term Sheet dated November 5, 1996 (Reference AVSA 5183.8), between the Seller and the Buyer and all letter agreements ancillary thereto). This Agreement will not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.7      Inconsistencies
          ---------------

          In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specifications, or (ii) any other Exhibit or Letter Agreement attached to this Agreement, in each such case the terms of such Specifications, Exhibit or Letter Agreement will prevail over the terms of this Agreement. For the purpose of this Subclause 22.7, the term Agreement will not include the Specifications or any other Exhibit or Letter Agreement hereto.

22.8      Language
          --------

          All correspondence, documents and any other written matters in connection with this Agreement will be in English.

22.9      Headings
          --------

          All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.10     Counterparts
          ------------

          This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

          IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.


                       AVSA, S.A.R.L.


                  By:  /s/ Christophe Mourey
                       ------------------------------
                       Title: Chief Executive Officer


                       US Airways Group, Inc.


                  By:  /s/ Thomas A. Fink
                       ------------------------------
                       Title: Treasurer

                             CONSENT AND GUARANTY
                             --------------------

          Airbus Industrie, G.I.E., established under "Ordonnance" No. 67-821 dated September 23, 1967, of the Republic of France (the "Guarantor"), hereby acknowledges notice of and consents to all of the terms of the Airbus A319/A320/A321 Purchase Agreement dated as of October 31, 1997 (as amended, modified, or supplemented from time to time, the "Agreement"), between AVSA, S.A.R.L. (the "Seller"), and US Airways Group, Inc. (the "Buyer"), including, without limitation, the assignments of the Seller's rights under its agreements with the Guarantor, contained in Clauses 12 and 13, Letter Agreements Nos. 1, 8A, 8B, 8C, 9, 10, 12 and 13 of such Agreement, and hereby irrevocably and unconditionally guarantees the due and punctual payment and performance by the Seller of all of the latter's liabilities and obligations as set forth in the said Agreement subject to the terms and limitations therein contained. The Guarantor hereby agrees that its obligations hereunder will be unconditional and absolute and, without limiting the generality of the foregoing, will not be released, discharged or otherwise affected by (i) any modification or amendment of or supplement to said Agreement (other than release, discharge or waiver of this guarantee hereunder) or (ii) any assignment of said Agreement or of any rights or obligations thereunder made in accordance with Clause 19 thereof. The Guarantor further agrees that it will execute and deliver such other and further instruments as may be reasonably requested by the Buyer (as such term is defined in the said Agreement), its successors or assigns to reaffirm its obligations hereunder. This Consent and Guaranty constitutes a guaranty of performance and of payment, and the Guarantor agrees that, in case of default by the Seller, the Buyer will not be required to file suit against the Seller as a condition to enforcement of this Consent and Guaranty.

          The Guarantor irrevocably agrees that any legal action or proceeding against the Guarantor with respect to this Consent and Guaranty may be brought and determined in the Supreme Court of the State of New York, New York County, in the General District Courts of Fairfax County or Arlington County, Virginia, in the United States District Courts for the Southern District of New York or the Eastern District of Virginia, or in the commercial Court ("Tribunal de Commerce") of Toulouse, France, and irrevocably accepts with regard to any such action or proceeding the nonexclusive jurisdiction of those courts. The Guarantor irrevocably waives the benefit of Articles 14 and 15 of the French Civil Code. The Guarantor hereby irrevocably waives, and agrees not to assert, the defense of sovereign immunity, and, to the extent permitted by law, the defense that the action or proceeding is brought in an inconvenient forum, that the venue of the action or proceeding is improper, or that this Consent and Guaranty may not be enforced in or by such courts. However, the preceding sentence will not be construed as a waiver of any requirement of service of process. The Guarantor hereby irrevocably designates CT Corporation as the Guarantor's agent to receive service of process in any legal action or proceeding with respect to this Consent and Guaranty.

          THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.




                    Airbus Industrie, G.I.E.,


                    By      /s/ Jean Pierson
                      ---------------------------------
                      Title: Managing Director

                                                                  EXHIBIT "A-1"



     The A319 Standard Specification is contained in a separate folder.

                                                                  EXHIBIT "A-2"




     The A320 Standard Specification is contained in a separate folder.

                                                                  EXHIBIT "A-3"




     The A321 Standard Specification is contained in a separate folder.

                                                                      EXHIBIT B



                Change Orders to Standard Specification (SCNs)

                         US AIRWAYS TECHNICAL APPENDIX       EXHIBIT B



------------------------------------------------------------------------------------------------------------------------------------
EPAC-TDU                           TITLE                      VENDOR BFE notes   A320      A319     A321          COMMENTS
------------------------------------------------------------------------------------------------------------------------------------

02-10-111-01    FAA certification                                                ***       ***       ***

03-20-220-02    MTOW Increase to 77T - A320/75.5T - A319/
                 89T - A321                                                      ***       ***       ***
09-10-104-02    737 Tow bar fitting                                              ***       ***       ***

21-28-110-03    Ventilation system aft cargo compt                         1     ***       ***       ***
21-27-107-02    Avionics Ventilation fan alternate            CHOICE             ***       ***       ***
21-27-108-01    Avionics ventilation filter alternate         CHOICE             ***       ***       ***
21-20-108-01    Cabin Recirc filter alternate                 CHOICE             ***       ***       ***
21-43-104-0X    Installation of heating system for aft
                 cargo compt.                                 CHOICE             ***       ***       ***    Liebherr or Hamilton Std

22-70-122-01    FMS/ACARS broadcast/Extended FMS/ACARS                           ***       ***       ***
22-70-106-01    Automatic erasing of flight planning data
                 after landing                                                   ***       ***       ***
22-70-113-02    Time constraint/10 characters                              2     ***       ***       ***
22-70-121-01    FMS cross loading                                          2     ***       ***       ***
22-70-101-04    FMS Data base memory extension                             2     ***       ***       ***

22-70-150-XX    New standard for FMS                          CHOICE     * 2     ***                          Honeywell or Smiths
73-20-107-XX    Selectable derate via the MCDU                           * 3     ***                         study item for new FMS

23-12-147-06    Third VHF system installation                 CHOICE             ***       ***       ***
23-11-111-01    Full provisions for  Dual HF                                     ***       ***       ***
46-21-100-02    Provisions for Air Traffic Services Unit
                 (ATSU) for ACARS                                                ***       ***       ***
46-21-200-01    Installation of Air Traffic Services Unit
                 (ATSU) for ACARS                                                ***       ***       ***
46-21-201-01    ATSU Data loading capability for ACARS               BFE         ***       ***       ***         acars software
23-70-101-01    CVR hot mike capability                                          ***       ***       ***
23-13-101-01    Installation of 3rd RMP                                          ***                 ***
23-71-103-XX    Installation of Cockpit Voice Recorder        CHOICE             ***       ***       ***    charge for 2hr unit only
23-51-136-16    Installation of Alternate Boomsets            CHOICE             ***       ***       ***        Single jack plug
                                                                                 ***
25-11-101-01    3rd occupant seat armrest in cockpit                             ***       ***       ***
25-11-117-02    Pilots seat headrests                                            ***       ***       ***
25-11-108-01    Installation of 4th Occupant seat                                ***       ***       ***

25-20-182-01    Cargo floor panels for heavy usage                               ***       ***       ***
25-50-40x-01    syst/struct provisions for ACE cargo
                 loading system                                            6     ***       ***       ***
25-50-4xx-01    Installation of ACE cargo loading
                 system (SFE)                                              6     ***       ***       ***

26-16-102-01    dual loop smoke detection system aft
                 cargo compartment                                               ***       ***       ***
26-16-103-01    dual loop smoke detection system fwd
                 cargo compartment                                               ***       ***       ***
26-23-103-01    Fire extinguisher system for fwd and aft
                 cargo compartments                                              ***       ***       ***

27-00-113-02    Installation of A319 SFCC on A320                                ***       ***       ***
27-92-101-02    Simultaneous sidestick indication
                 (aural/visual)                                                  ***       ***       ***

29-10-110-01    ABEX alt vendor EDPs                                             ***       ***       ***
29-21-104-01    ABEX alt vendor EHPs                                             ***       ***       ***
29-22-101-01    Installation of Sundstrand RAT on A320                           ***       ***       ***
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     AVSA/TECH APP ISSUE 12  11/5/97

                         US AIRWAYS TECHNICAL APPENDIX                 EXHIBIT B


------------------------------------------------------------------------------------------------------------------------------------
  EPAC-TDU                TITLE                                       VENDOR  BFE  notes A320   A319   A321       COMMENTS
------------------------------------------------------------------------------------------------------------------------------------

  30-70-108-01    Cold weather package installation                                       ***   ***   ***        latest standard
  30-11-104-01    Grimes alt vendor WAI valve                                             ***   ***   ***

  31-00-107-01    Use of US units rather than metric                                      ***   ***   ***
  31-14-103-01    Overhead toggle panel switch reorientation                        *     ***   ***   ***
  31-36-101-XX    Installation of DMU (AIDS) inc PCMCIA card                              ***   ***   ***        ***w/o pcmcia card
  31-64-100-01    Installation of single cue V-Bar flight
                   director                                                         *     ***   ***   ***
  31-33-200-XX    Installation of SSFDR                               CHOICE              ***   ***   ***

  32-11-104-01    Installation of Radial Tyres 46x17 R20                                  ***   ***   ***
  32-48-103-02    Installation of Brake cooling fans                                      ***   ***   ***
  32-48-xxx-xx    Installation of automatic brake cooling fans                         4  ***

  33-xx-xxx-xx    NO LAPTOP signs in place of illuminated NO
                   SMOKING signs                                                    *  4  ***
  34-10-116-01    ADIRS equipment 4MCU                                CHOICE              ***   ***   ***
  34-20-202-01    Standby instruments on LCD display                                      ***   ***   ***
  34-43-127-25    Installation TCAS II                                CHOICE  BFE         ***   ***   ***      plus @ $ 100,000 BFE
  34-43-129-02    TCAS display option                                                     ***   ***   ***
  34-52-143-02     ATC transponders  Arinc 900                        CHOICE              ***   ***   ***
  34-55-102-01     VOR/Marker alternate vendor                        CHOICE              ***   ***   ***
  34-42-101-01    Radio altimeter alternate vendor                    CHOICE              ***   ***   ***
  34-42-117-01    Radio altitude automatic call outs                                      ***   ***   ***            To be defined
  34-42-XXX-01     Weather radar specific Control panel               CHOICE              ***   ***   ***           Dual sweep/gain
  34-42-XXX-02    Single weather radar and windshear prediction       CHOICE              ***   ***   ***
  34-51-101-08    DME interrogator Arinc 900                          CHOICE              ***   ***   ***
  34-52-XXX-01    System provisions for EGPWS
  34-52-XXX-01    Installation of Enhanced GPWS                                           ***   ***   ***
  34-XX-XXX-01    System provisions for Multi Mode Receiver
                   (Replaces ILS and GPS)                                              1  ***   ***   ***
  34-XX-XXX-02    Installation of a  Multi Mode Receiver
                   (Replaces ILS and GPS)                             CHOICE              ***   ***   ***


  35-11-101-02 Flight crew O2 bottle 115 cuft steel *** *** *** 35-31-XXX-01
  Installation of four oxygen masks per PSU *** *** ***

  49-00-105-01    Installation of APU                                 CHOICE              ***   ***   ***           APIC OR ALLIED

  51-20-10X-XX    Exterior paint process                              CHOICE              ***   ***   *** low voc Courtalds or AKZO
  02-40-101-01    Exterior livery                                                         ***   ***   ***    D112-11135 / D111-77111
  02-40-101-XX    Additional exterior markings                                            ***   ***   ***            USA to advise

  52-33-203-01    Bulk cargo door deletion                                                ***   ***   ***

  56-10-102-05    Cockpit windows (PPG)                               CHOICE              ***   ***   ***

  72-00-112-XX    Engine selection for CFM 56-5Bxx                                        ***   ***   ***     See Purchase Agreement

  77-32-100-01    Installation of ENDEVCO engine vibration
                   monitoring unit (EVMU)                                              5  ***
  79-00-101-01    ESSO 2380 engine and APU oil                                            ***   ***   ***
  79-40-101-XX    IDG oil level viewing port                                              ***   ***   ***

                                    Page 2        VSA/TECH APP ISSUE 12  11/5/97

                         US AIRWAYS TECHNICAL APPENDIX                 EXHIBIT B


------------------------------------------------------------------------------------------------------------------------------------
   EPAC-TDU                              TITLE                        VENDOR  BFE  notes A320  A319  A321          COMMENTS
------------------------------------------------------------------------------------------------------------------------------------

  23-32-011-XX    Install. pre-recorded announc. & boarding
                   music                                                      BFE         ***   ***   ***
  23-32-010-XX    System provisions and installation  for
                   pax audio entertainment                            CHOICE  BFE         ***   ***   ***
  23-36-010-XX    Provisions and Installation of video with
                   PSU mounted screens, -VCC in fwd stowage           CHOICE  BFE         ***   ***   ***
  23-36-020-0X    Video (PA) in use light in flight compartment                           ***   ***   ***
  23-73-000-10    CIDS - Common director on A320                                          ***   ***   ***
  23-73-002-22    CIDS - Common handsets on A320                                          ***   ***   ***
  23-73-000-20    CIDS - Common lighting panel on A320                                    ***   ***   ***
  23-73-001-10    2-zone passenger address                                                ***   ***   ***
  23-73-001-20    PA priority for first attendant                                         ***   ***   ***
  23-73-002-30    Conference call between all cabin attendants
                   and flight compartment                                                 ***   ***   ***
  23-73-002-31    Cabin interphone Monitoring via Flight
                   compartment                                                            ***   ***   ***
  23-73-002-61    Installation of an all cabin attendants call
                   push button in the flt compartment                                     ***   ***   ***
  23-73-003-10    2 zone passenger to cabin attendant call                                ***   ***   ***
  23-73-003-40    Passenger call indication on attendant
                   indication panels                                                      ***   ***   ***
  23-73-005-10    2 zone cabin illum. cntl from the fwd
                   attendant panel and the  attendant panel aft                           ***   ***   ***
  23-73-006-21    EVAC signal via all cabin attendant and
                   passenger compt loudspeakers                                           ***   ***   ***
  23-73-007-10    Lav. smoke warning tone via cabin attendant
                   station loudspeakers only                                              ***   ***   ***
  23-73-009-10    Slides ARMED and doors CLOSED indication at
                   fwd attendant station                                                  ***   ***   ***
  23-53-102-01    Cabin ready for takeoff indication from the
                   fwd attendant station (ECAM solution)                                  ***   ***   ***
                                                                                                ***
  Emerg. Equip.   Emergency Equipment installation                    CHOICE  BFE         ***   ***   ***
                  Cabin interior colour spec
    25-28-100     Alternate non-textile floor covering
                   (Taraflex)   -   BFE                               CHOICE  BFE         ***   ***   ***
                  Inst of BFE NTF in Lavs                                     BFE
                  Textile covered dado panels                                 BFE
                  Textile covered Bulkheads                                   BFE
                  Tedlar covering for OHSC doors
                  C/A seats with leather covering                             BFE
 Global cabinX    Cabin layout - one or two class.                    CHOICE  BFE         ***   ***   ***
    25-22-300     Wall-mounted single C/A seat for inst. in
                   front of fwd door and in aft door area                                 ***   ***   ***
    25-22-500     Swivel C/A seat in place of basic single C/A                            ***   ***   ***
    25-31-010     Transversal galley location in front of fwd
                   door RH - GI                                       CHOICE  BFE         ***   ***   ***

    25-33-050     Transversal galley location of aft door - GV        CHOICE  BFE         ***   ***   ***
    25-24-100     Lockable door for OHSC                                                  ***   ***   ***
    25-27-112     Standard literature pocket (SFE)  -  4
                   additional pockets                                                     ***   ***   ***
    25-40-540     Additional handles for handicapped pax. - 3 Lavs                        ***   ***   ***


                                                                                          ***   ***   ***   total see notes


  25-52-100-XX    Inst. of slide rafts at fwd and aft door
                   (Overwater option on selected aircraft only)                           ***   ***   ***          Selected aircraft

      NOTES Total does not include, Slideraft installation, Selectable derate via the MCDU, installation of Endevco EVMU installation/provisions for ACE cargo loading sytem.

               1) These items offered free of charge as per the termsheet app 2 and 3
               2) NEW STANDARD FMS includes ten charactures, X Loading and
                  extended data base memory . This is offered at a price of               ***   ***   ***
                  Scheduled availability of new std FMS is end 1998(Honeywell &
                  mid 1999 for Sextant) AVSA price for retrofit of New FMS will not exeed the production price . This will cover any updates required to peripheral computers but the actual FMS/MCDUs will be the

                                    Page 3        AVSA/TECH APP ISSUE 12 11/5/97



                         US AIRWAYS TECHNICAL APPENDIX                 EXHIBIT B

----------------------------------------------------------------------------------------------------------------------------------
EPAC-TDU                         TITLE                      VENDOR  BFE  NOTES   A320     A319    A321   COMMENTS
----------------------------------------------------------------------------------------------------------------------------------
          responsibility of the selected vendor.
      3)  Selectable derates will be part of the
          new STD FMS the option price will be                             *      ***      ***     ***
      4)  Automatic brake cooling fans and NO
          LAPTOP SIGNS are still under study
          price TBD
      5)  The leadtime for Endevco will be 18 to
          24 months from SCN acceptance at a price of                             ***
      6)  The price for the system provisions for ACE
          cargo loading system is as follows                                      ***      ***     ***
          The price for the Installation of the ACE
          cargo loading system SFE will be:                                       ***      ***     ***   Requires prior AC of
                                                                                                         provisions
      *)  For the marked items AVSA assures that the option price for USA will be equal or less than any other Airbus operator. This condition will also apply to GPS Sole means of navigation, DGPS, and Primary LCD displays when available. All prices are in jan 96 delivery conditions.

                                    Page 4

                                                                     EXHIBIT "C"
                                                                     -----------

================================================================================
               AVSA                            SCN No.
    SPECIFICATION CHANGE NOTICE                Issue
               (SCN)                           Dated
                                               Page No.
--------------------------------------------------------------------------------
TITLE
-----


DESCRIPTION
-----------



EFFECT ON WEIGHT
----------------
Manufacturer's Weight Empty Change:

Operational Weight Empty Change:

Allowable Payload Change:


REMARKS/REFERENCES
------------------
Response to RFC


SPECIFICATION CHANGED BY THIS SCN
---------------------------------



THIS SCN REQUIRES PRIOR OR CONCURRENT ACCEPTANCE OF THE FOLLOWING SCN(s)
------------------------------------------------------------------------



--------------------------------------------------------------------------------
PRICE PER AIRCRAFT
------------------

US DOLLARS: Base Year:____________________     Current Year:__________________

AT DELIVERY CONDITIONS:______________________                __________________

This change will be effective on ______________ Aircraft No. ____________ and subsequent provided approval is received by ____________________________________

BUYER APPROVAL                                     SELLER APPROVAL
--------------                                     ---------------

By:                                                By:

Title: (Authorized finance department officer)     Date:


By:

Title:  (Authorized maintenance or flight operations officer)

Date:
================================================================================

================================================================================
               AVSA                            SCN No.
    SPECIFICATION CHANGE NOTICE                Issue
               (SCN)                           Dated
                                               Page No.
--------------------------------------------------------------------------------
After contractual agreement with respect to weight, performance, delivery, etc., the indicated part of the specification wording will read as follows:



















================================================================================

================================================================================
               AVSA                            SCN No.
    SPECIFICATION CHANGE NOTICE                Issue
               (SCN)                           Dated
                                               Page No.
--------------------------------------------------------------------------------
SCOPE OF CHANGE  (FOR INFORMATION ONLY)
---------------

















================================================================================

                                                                     EXHIBIT "D"
                                                                     -----------

                          SELLER SERVICE LIFE POLICY
                          --------------------------


1. The Items of primary and auxiliary structure described hereunder are covered by the Service Life Policy described in Subclause 12.2 of the Agreement.

2.            WINGS - CENTER AND OUTER WING BOX
              ---------------------------------

2.1           Spars, Spar Webs, Chords and Stiffeners
              ---------------------------------------

2.2           Ribs Inside the Wing Box
              ------------------------

2.3           Upper and Lower Panels of the Wing Box
              --------------------------------------

2.4           Fittings
              --------

2.4.1         Attachment fittings for the flap structure

2.4.2         Attachment fittings for the engine pylons and engine mounts

2.4.3 Attachment fittings and support structure for the main landing gear

2.4.4         Attachment fittings for the center wing box

2.4.5         Wing-to-body structural attachments

2.5           Auxiliary Support Structure
              ---------------------------

2.5.1         For the slats:
              -------------

2.5.1.1       Ribs supporting the track rollers on wing box structure

2.5.1.2       Ribs supporting the actuators on wing box structure

2.5.2         For the ailerons:
              ----------------

2.5.2.1       Hinge brackets and ribs on wing box rear spar or shroud box

2.5.2.2 Actuator fittings/support stays on wing box rear spar or shroud box

                                                                     EXHIBIT "D"
                                                                     -----------

2.5.3         For airbrakes, spoilers, lift dumpers:
              -------------------------------------

2.5.3.1       Hinge brackets and ribs on wing box rear spar or shroud box

2.5.3.2       Actuator fittings on wing box rear spar or shroud box

2.5.3.3       Trailing edge support structure

2.6           Engine pylons

3.            FUSELAGE
              --------

3.1           Fuselage Structure
              ------------------

3.1.1         Fore and aft bulkheads

3.1.2 Pressurized floors and bulkheads surrounding/including the main and nose gear wheel well and center wing box

3.1.3 Skins with doublers, stringers/longitudinal stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4 Window and windscreen attachment structure but excluding transparencies

3.1.5         Escape hatches

3.1.6         Passenger and cargo doors internal structure and fixed attachment

3.1.7 Sills excluding scuff plates and upper beams surrounding passenger and cargo door apertures

3.1.8 Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails

3.1.9         Keel beam structure

                                                                     EXHIBIT "D"
                                                                     -----------

3.2           Fittings
              --------

3.2.1         Landing gear attachment fittings

3.2.2 Support structure and attachment fittings for the vertical and horizontal stabilizers

4.            STABILIZERS
              -----------

4.1           Horizontal Stabilizer Main Structural Box
              -----------------------------------------

4.1.1         Spars, chords, webs and stiffeners

4.1.2         Ribs

4.1.3         Upper and lower skins and stringers

4.1.4         Attachment fittings to fuselage and trim screw actuator

4.1.5         Elevator support structure

4.1.5.1       Hinge bracket

4.1.5.2       Servocontrol attachment brackets

4.2           Vertical Stabilizer Main Structural Box
              ---------------------------------------

4.2.1         Spars, chords, webs and stiffeners

4.2.2         Ribs

4.2.3         Skins and stringers

4.2.4         Attachment fittings to fuselage

4.2.5         Rudder support structure

4.2.5.1       Hinge brackets

4.2.5.2       Servocontrol attachment brackets

                                                                     EXHIBIT "D"
                                                                     -----------

5. Bearing and roller assemblies, bearing surfaces, bushings, bolts, rivets, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.

                                                                    EXHIBIT "E"
                                                                    ----------

                          CERTIFICATE OF ACCEPTANCE
                          -------------------------

In accordance with the terms of that certain Airbus A319/A320/A321 Purchase Agreement (the "Purchase Agreement") dated as of ____________, 19___ between AVSA, S.A.R.L. ("AVSA") and US Airways Group, Inc. (the "Buyer"), the acceptance inspection relating to the AIRBUS [A319] [A320] [A321] aircraft (the "Aircraft"), manufacturer's serial no. _____, FAA Registration No.: ________, with ____ (__) ______________ series propulsion systems installed thereon, serial nos. ___________ (position #1), and __________ (position #2) has taken place at [Toulouse, France,] [Hamburg, Germany,] on the ________ day of ---------, ---- .

In view of said inspection having been carried out with satisfactory results, the Buyer hereby accepts delivery of the Aircraft as being in conformity with the provisions of the Purchase Agreement.

This acceptance will not impair the rights of the Buyer that derive from the warranties and patent indemnities relating to the Aircraft set forth in the Purchase Agreement.

The Buyer specifically recognizes that it has waived any right it may have at law or otherwise to revoke this acceptance of the Aircraft.

                                          RECEIPT AND ACCEPTANCE OF THE
                                          ABOVE-DESCRIBED AIRCRAFT
                                          ACKNOWLEDGED


                                          US Airways Group, Inc.



                                          By:
                                          -----------------------------------

                                          Title:
                                          -----------------------------------

                                                                     EXHIBIT "F"
                                                                     -----------


                            TECHNICAL PUBLICATIONS
                            ----------------------

                                    GENERAL
                                    -------

              This Exhibit F lists the form, type, quantity and delivery dates for the Technical Publications to be provided to the Buyer pursuant to Clause 14 of the Agreement.

              The Technical Publications are published in accordance with ATA Specification 100 revision 23, with the exception of certain Component Maintenance Manuals, which may be written to an ATA Specification 100 revision other than revision 23.

              The designation "C" after the title of a Technical Publication indicates that such Technical Publication may be customized.

                                                                     EXHIBIT "F"
                                                                     -----------


1.            ENGINEERING DOCUMENTS
              ---------------------

1.1           Installation and Assembly Drawings (IAD)--C
              -------------------------------------------

              The IAD will be delivered according to the Buyer's standard for the major Assembly and Installation drawings, including detail drawings.

1.2           Drawing Number Index (DNI)--C
              -----------------------------

              The DNI lists applicable drawings of the Aircraft delivered under the Agreement.

1.3           Process and Material Specification (PMS)
              ----------------------------------------

              The PMS contains data related to manufacturing processes, material identification and treatments used in the construction and assembly of the Aircraft.

1.4           Standards Manual (SM)
              ---------------------

              The SM contains data about Seller approved standards and includes cross reference lists. The SM will include US standards/equivalents for all hardware clamps, O-rings, bearings, fasteners, sealants, adhesive and compounds, raw materials, processes and procedures.

2.            MAINTENANCE AND ASSOCIATED MANUALS
              ----------------------------------

2.1           APU Build-up Manual (ABM)
              ------------------------

              The ABM follows the format adopted for the Power Plant Build-up Manual.

2.2           Aircraft Maintenance Manual (AMM)--C
              ------------------------------------

              The component location section of the AMM will show those components detailed in the AMM maintenance procedures. The trouble shooting part is covered in Subparagraph 2.21 below.

              *Aircraft Maintenance Manual Chapter 05 Time Limits
              (Service Life Limits) and Maintenance Checks are only delivered in hard copies.

                                                                    EXHIBIT "F"
                                                                    -----------

2.3           Aircraft Schematics Manual (ASM)--C
              -----------------------------------

              The ASM is part of the Wiring Manual. Supplied as a separate manual for schematics.

2.4           Aircraft Wiring Manual (AWM)--C
              -------------------------------

              The AWM is part of the Wiring Manual. Supplied as a separate manual for wirings.

2.5           Aircraft Wiring Lists (AWL)--C
              ------------------------------

              The AWL is part of the Wiring Manual. Supplied as a separate document for lists. The AWL includes wire terminations, connector, terminal, strip locations, wire routings, and clamping diagrams.

2.6           Consumable Material List (CML)
              -----------------------------

              The CML details the characteristics and gives procurement sources of consumable materials such as grease, oil, etc.

2.7           Duct Repair Manual (DRM)
              ------------------------

              The DRM contains all the data necessary to locate, identify, repair and/or replace sub-assemblies of metallic ducts. It also includes details of tests necessary after repair.

2.8           Fuel Pipe Repair Manual (FPRM)
              ------------------------------

              The FPRM provides workshop repair procedures and data for specific fuel pipes, after removal from any aircraft of the Manufacturer of the type of the Aircraft.

2.9           Illustrated Parts Catalog (IPC)--C
              ----------------------------------

              The IPC identifies and illustrates all line replaceable parts and units of the aircraft, excluding the power plant parts.

2.10          Illustrated Parts Catalog (power plant) (PPIPC)--C
              --------------------------------------------------

              The PPIPC covers line replaceable parts and units of the power plant, provided by the Propulsion Systems manufacturer.

                                                                     EXHIBIT "F"
                                                                     -----------
2.11          Illustrated Tool and Equipment Manual (TEM)
              -------------------------------------------

              The TEM provides information on Ground Equipment and Tools listed in the Seller's Aircraft Maintenance Manual.

2.12          Maintenance Facility Planning (MFP)
              -----------------------------------

              The MFP provides information that will assist airline personnel concerned with long term planning of ramp or terminal operations, Aircraft maintenance on the ramp and in the hangar, overhaul and testing of structure and system components.

2.13          Maintenance Planning Document (MPD)
              -----------------------------------

              The MPD provides maintenance data necessary to plan and conduct Aircraft maintenance checks and inspections.

2.14          Power Plant Build-up Manual (PPBM)
              ----------------------------------

              The PPBM provides instructions for the installation of a quick engine change kit on a bare engine.

2.15          Support Equipment Summary (SES)
              -------------------------------

              The SES lists support equipment recommended by the Seller, the Propulsion Systems manufacturer and Vendors.

2.16          Time Limits and Maintenance Checks/Service Limits and
              -----------------------------------------------------
              Maintenance Checks (TLMC\SLMC)
              ------------------------------

              The TLMC\SLMC document provides the Manufacturer's recommended scheduled time limits for inspections and maintenance checks.

2.17          Tool\Equipment Drawings (TED)
              -----------------------------

              TED's will be supplied in the form of aperture cards for the Seller and, when available, Vendor maintenance tools.

2.18          Tool and Equipment Drawing Index (TEI)
              --------------------------------------

                                                                    EXHIBIT "F"
                                                                    -----------
              The TEI is an alpha-numeric listing of the TED's.

2.19          Tool and Equipment Bulletin (TEB)
              ---------------------------------

              The TEB provides advance information related to tools and test equipment development.

2.20          Trouble Shooting Manual (TSM)--C
              --------------------------------

              The TSM complements the CFDS and provides trouble-shooting data in the following three levels:

              Level 1 -             Aimed at line use.  Fault isolation guidance
              -------               for systems or parts of systems monitored
                                    mainly by CFDS. Also guidance for systems not monitored by CFDS.

              Level 2 -             Aimed at hangar use.  Fault isolation
              -------               guidance for non-CFDS monitored systems in
                                    the form of functional block diagrams,
                                    charts and tables.

              Level 3 -             Aimed at engineering use.  List of CFDS
              -------               messages and decoding of trouble shooting
                                    data (decoding of coded messages provided by the CFDS). Level 3 is supplied on floppy disk.

3.            MISCELLANEOUS DOCUMENTATION
              ---------------------------

3.1           Airplane Characteristics for Airport Planning (AC)
              --------------------------------------------------

              The AC will be in general accordance with Specification NAS 3601.

3.2           Aircraft Recovery Manual (ARM)
              ------------------------------

              The ARM provides the following planning information: preparing and moving a disabled aircraft that may be obstructing airport traffic.

3.3           Cargo Loading System Manual (CLS)
              ---------------------------------

              The CLS details handling procedures for the Cargo Loading System.

3.4           Crash Crew Chart (CCC)
              ----------------------

                                                                    EXHIBIT "F"
                                                                    ----------

              The CCC provides information concerning access to the Aircraft interior, location of safety equipment, hazardous liquids, etc.

3.5           Guidelines for Customer Originated Changes (GCOC)
              -------------------------------------------------

              The GCOC provides production and presentation rules for the data covering Buyer originated changes on the Aircraft to be incorporated by the Seller in the Technical Publications as per Subclause 14.11 of the Agreement.

3.6           List of Radioactive and Hazardous Elements (LRE)
              ------------------------------------------------

              The LRE provides information on components and materials for which specific precautions have to be taken.

3.7           List of Applicable Publications (LAP)--C
              ----------------------------------------

              The LAP will record the Seller's various Airframe Technical Publications indicating the last valid revision number and issue date.

3.8           Livestock Transportation Manual (LTM)
              -------------------------------------

              The LTM details the facilities, equipment and procedures necessary for live animal transportation in aircraft of the Manufacturer of the type of the Aircraft.

3.9           Service Bulletins (SB)--C
              -------------------------

              The Buyer will receive all Service Bulletins applicable to the Aircraft.

3.10          Service Bulletin Index (SBI)
              ----------------------------

              The SBI is a listing of all Service Bulletins issued in ATA 100 chapter sequence.

              The SBI provides details of SB number, SB title, associated modification number, issue status, Vendor SB number (if applicable) and affected fleet.

3.11          Service Information Letters (SIL)
              ---------------------------------

              SILs give information of a general nature and also about minor changes or inspections the Buyer may wish to apply under the Buyer's authority.

                                                                    EXHIBIT "F"
                                                                    -----------
3.12          Transportability Manual (TM)
              ----------------------------

              The TM gives cargo hold dimensions for currently available cargo Aircraft, transportation information and requirements for large Aircraft components. Component dimensions, weights and shelf life limitations are also given.

3.13          Supplier Product Support Agreements (SPSA)
              ------------------------------------------

              The SPSA is a collection of product support conditions negotiated by the Manufacturer with the suppliers of Aircraft equipment.

3.14          Vendor Information Manual (VIM)
              -------------------------------

              The VIM provides Vendor contact information.

3.15          Vendor Information Manual (GSE) (VIM/GSE)
              -----------------------------------------

              The VIM/GSE gives contact names and addresses of Ground Support Equipment (GSE) vendors and their product support organizations.

4.            OPERATIONAL MANUALS
              -------------------

4.1           Abnormal\Emergency Check List\Quick Reference Handbook (CL\QRH)--C
              ------------------------------------------------------------------

              The CL is an extract from the FCOM presented as a booklet for quick in-flight use.

4.2           FAA Approved Flight Manual (FM)--C
              ----------------------------------

              The AFM provides Aircraft performance operating limitations and other flight data required by the relevant airworthiness authorities for certification. It includes the Configuration Deviation List (CDL).

4.3           Flight Crew Operating Manual (FCOM)--C
              --------------------------------------

              The FCOM provides Aircraft and systems descriptions, normal, abnormal and emergency procedures as well as operational performance.

4.4           Master Minimum Equipment List (MMEL)
              ------------------------------------

              The MMEL defines the components and the related conditions under which, when the components are defective, the Aircraft may be cleared for flight. In addition, the MMEL provides the necessary information to establish the Buyer's own Minimum Equipment List
              (MEL).

                                                                    EXHIBIT "F"
                                                                    -----------
4.5           Performance Engineering Program (PEP)
              -------------------------------------

              The PEP consists of a Low Speed Performance data base and a High Speed Performance data base together with their respective programs. The Performance Engineering Program may be used by the Buyer under the license conditions set forth in Appendix A to this Exhibit F.

              The Low Speed Performance programs consist of the Takeoff and Landing Chart computation program (TLC) which permits the computation of:

              - regulatory take-off and landing performance,

              - noncertified take-off performance accounting for runway data and weather, together with the Tabulation and Interpolation program
              (TAB), issued with the AFM, which permits the reading, editing and interpolation of the tables listed in the AFM.

              The High Speed Performance programs are the In Flight Performance computation program (IFP) which permits computation of Aircraft performance for each flight phase and the Aircraft Performance Monitoring program (APM) which permits analysis of Aircraft cruise performance from data recorded during stabilized flight periods.

4.6           Performance Program Manual (PPM)
              --------------------------------

              The PPM is the users' guide for the Performance Engineering Program (PEP).

4.7           Weight and Balance Manual (WBM) and
              Weight and Balance Manual Supplements--C
              ----------------------------------------

              The corresponding supplements:

              -Delivery Weighing Report,
              -Equipment List,

              will be delivered with each Aircraft.

5.            OVERHAUL DATA
              -------------

5.1           Cable Fabrication Manual (CFM)
              ------------------------------
              The CFM contains all the data necessary to locate, identify, manufacture and test control cables used on the Aircraft. An appendix contains cable end fitting specification sheets, and detailed manufacturing instructions.

5.2           Component Documentation Status (CDS)--C
              ---------------------------------------

                                                                    EXHIBIT "F"
                                                                    -----------

              The CDS lists Component Maintenance Manuals in accordance with Subparagraphs 5.4 and 5.5 below.

5.3           Component Evolution List (CEL)
              ------------------------------

              The CEL is a noncustomized document listing all components on the Aircraft and also gives the evolution of each component.

              The information is provided in order of:
              - part number
              - FSCM
              - ATA reference.

5.4           Component Maintenance Manual Manufacturer (CMMM)
              ------------------------------------------------

              The CMMM contains all the data necessary to locate, identify and maintain Aircraft components manufactured by the Seller.

5.5           Component Maintenance Manual Vendor (CMMV)
              ------------------------------------------

              The Seller will to ensure that each Vendor of repairable components will deliver to the Buyer a Component Maintenance Manual Vendor with revision service.

6.            STRUCTURAL MANUALS
              ------------------

6.1           Nondestructive Testing Manual (NTM)
              -----------------------------------

              The NTM supplies Airframe data necessary to carry out nondestructive testing.

6.2           Structural Repair Manual (SRM)
              ------------------------------

              The SRM contains descriptive information for identification and repair of the Airframe primary and secondary structure and will include substantial structural analysis.

                                                                    EXHIBIT "F"
                                                                    -----------


                                     FORM
                                     ----

AC      APERTURE CARD.  Refers to 35mm film contained on punched aperture cards.

CD      CD-ROM.

D       FLOPPY DISK

F       MICROFILM.  Refers to 16mm roll film in 3M type cartridges.

MP Refers to paper printed one side, unpunched quality will be suitable for further reproduction or microfilming.

MT      MAGNETIC TAPE

P1 PRINTED ONE SIDE. Refers to manuals in paper with print on one side of the sheets only.

P2 PRINTED BOTH SIDES. Refers to manuals with print on both sides of the sheets.

SMF SILVER MASTER FILM. Refers to thick diazo film suitable for further reproduction.

+       Denotes a combined A319/A320/A321 Technical Publication.

* Denotes Technical Publications will be supplied in SGML format if such format becomes available from the Manufacturer.

                                     TYPE
                                     ----

C       CUSTOMIZED.  Refers to manuals which are customized to specific MSNs.

E       ENVELOPE.  Refers to manuals which are not customized.

P       PRELIMINARY. Refers to preliminary data or manuals which may consist of:

        -either one time issue not maintained by revision service, or

        -preliminary issues maintained by revision service until final manual or data delivery, or

        -supply of best available data under final format with progressive completion through
          revision service.

                                                                    EXHIBIT "F"
                                                                    -----------

                                   DELIVERY
                                   --------

Manual delivery is expressed either as the number of days prior to delivery of the first Aircraft or as nil (0), which designates the date of delivery of the first Aircraft.

It is agreed that the number of days indicated will be rounded up to the next regular revision release date.


MANUALS AVAILABLE (headlines)
-----------------------------

1 - ENGINEERING DOCUMENTS 2 - MAINTENANCE & ASSOCIATED MANUALS 3 - MISCELLANEOUS PUBLICATIONS 4 - OPERATIONAL MANUALS AND DATA 5 - OVERHAUL DATA 6 - STRUCTURAL MANUALS

                                                                    EXHIBIT "F"
                                                                    -----------


---------------------------------------------------------------------------------------------------------
1. ENGINEERING DOCUMENTS


---------------------------------------------------------------------------------------------------------
+       Installation and Assembly         IAD        AC          C        ***        AN/1/       0
*       Drawings (including detail
        drawings)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
+       Parts Usage (Effectivity)         PU         P2          E        ***        AN          0
                                                     MT          E        ***        AN          0
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
+       Schedule (Drawing                 S          P2          E        ***        AN          0
*       Nomenclature)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
+       Drawing Number Index              DNI        P2          C        ***        AN          0
*
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
+       Process and Material              PMS        F           E        ***        AN          0
*       Specification                                SMF         E        ***        AN          0
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
+       Standards Manual                  SM         F           E        ***        AN          0
                                                     SMF         E        ***        AN          0
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
+       Electrical Load Analysis          ELA        P2          E        ***        AN          0
*
---------------------------------------------------------------------------------------------------------
2.      MAINTENANCE & ASSOCIATED MANUALS

---------------------------------------------------------------------------------------------------------

/1/Revision service for the manufacture drawings is restricted to cover the Aircraft configuration at delivery.

                                                                    EXHIBIT "F"
                                                                    -----------


---------------------------------------------------------------------------------------------------------------------------------
MANUALS AVAILABLE                                Abbr             Form        Type           Qty        Rev         Deliv.
(detailed)                                       ----             ----        ----           ---        ---         ------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
+       APU Build-up Manual                        ABM              MT          E            ***        AN          90
                                                                    F           E            ***        AN          90
                                                                    SMF         E            ***        AN          90
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
+       Aircraft Maintenance Manual                AMM              F           C            ***        4           90
                                                                    SMF         C            ***        4           90
                                                                    MP          C            ***        4           90
                                                                    P2          C            ***        4           90
                                                                    MT          C            ***        4           90
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
+       Aircraft Schematics Manual                 ASM              SMF         C            ***        4           90
                                                                    MT          C            ***        4           90
                                                                    F           C            ***        4           90
                                                                    MP          C            ***        4           90
                                                                    P1          C            ***        4           90
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
+       Aircraft Wiring Manual                     AWM              F1          C            ***        4           90
                                                                    P1          C            ***        4           90
                                                                    MP          C            ***        4           90
                                                                    MT          C            ***        4           90
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
+       Aircraft Wiring Lists                      AWL              P2          C            ***        4           90
                                                                    MT          C            ***        4           90
                                                                    (text)
                                                                    F           C            ***        4           90
                                                                    SMF         C            ***        4           90
---------------------------------------------------------------------------------------------------------------------------------

                                                                     EXHIBIT "F"
                                                                     -----------


----------------------------------------------------------------------------------------------------------------------------------
MANUALS AVAILABLE                                  Abbr            Form        Type        Qty         Rev         Deliv.
(detailed)                                         ----            ----        ----        ---         ---         ------
----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
+       Consumable Material List                   CML              P2          E         ***          AN           90
*                                                                   F           E         ***          AN           90
                                                                    SMF         E         ***          AN           90
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Component Location Manual                  CLM              P                     ***          4            90
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Duct Repair Manual                         DRM              P2          E         ***          AN           90
                                                                    SMF         E         ***          AN           90
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Fuel Pipe Repair Manual                    FPRM             P2          E         ***          AN           90
                                                                    SMF         E         ***          AN           90
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Illustrated Parts Catalog                  IPC              MT          C         ***          4            90
         (Airframe)                                                 F           C         ***          4            90
                                                                    SMF         C         ***          4            90
                                                                    MP          C         ***          4            90
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Illustrated Parts Catalog                  PIPC             MT          C         ***          4            90
        (Power Plant)/5/                                            MP          C         ***          4            90
                                                                    F           C         ***          4            90
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Illustrated Tool and Equipment             TEM              P2          E         ***          AN           360
*       Manual
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

/5/ Supplied by the Propulsion Systems Manufacturer

                                                                     EXHIBIT "F"
                                                                     -----------


----------------------------------------------------------------------------------------------------------------------------------
MANUALS AVAILABLE                                  Abbr           Form        Type        Qty         Rev         Deliv.
(detailed)                                         ----           ----        ----        ---         ---         ------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
+       Maintenance Facility Planning              MFP              P2          E          ***         AN          90
*
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Maintenance Planning                       MPD              P2          E          ***         AN          360
*       Document
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Power Plant Build-up                       PPBM             MT          E            ***        AN          90
        Manual /5/                                                  P2          E            ***        AN          90
                                                                    F           E            ***        AN          90
                                                                    SMF         E            ***        AN          90
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Support Equipment Summary                  SES              P2          E            ***        AN          360
*                                                                   F           E            ***        AN          360
                                                                    SMF         E            ***        AN          360
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Time Limits and Maintenance                TLMC/            P2          C            ***        4           90
        Checks/Service Limits                      SLMC
        and Maintenance Checks
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Tool and Equipment Drawings                TED              MT          E            ***        AN          360
                                                                    AC          E            ***        AN          360
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Tool and Equipment                         TEI              P2          E            ***        AN          360
*       Drawing Index
-----------------------------------------------------------------------------------------------------------------------------------


/5/ Supplied by the Propulsion Systems Manufacturer

                                                                 EXHIBIT "F"
                                                                 -----------


----------------------------------------------------------------------------------------------------------------------------------
MANUALS AVAILABLE                                  Abbr             Form       Type       Qty         Rev         Deliv.
(detailed)                                         ----             ----       ----       ---         ---         ------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
+       Trouble Shooting                           TSM              F           C         ***          4           90
        Manual                                                      SMF         C         ***          4
                                                                    P2          C         ***          4
                                                                    MT          C         ***          4
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Aircraft Documentation                     ADRES            CD          C         ***          4           90
*       Retrieval System
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Computer Assisted Aircraft                 CAATS            CD          C         ***          4           90
*       Troubleshooting

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Time Limits and                            TLMC             P2          c         ***          4           90
        Maintenance Checks
-----------------------------------------------------------------------------------------------------------------------------------

3.      MISCELLANEOUS PUBLICATIONS

-----------------------------------------------------------------------------------------------------------------------------------
+       Airplane                                   AC               P2          E         ***          AN          360
*       Characteristics for
        Airport Planning
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Aircraft Recovery Manual                   ARM              P2          E         ***          AN          90
*                                                                   F           E         ***          AN          90
                                                                    SMF         E         ***          AN          90
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
        Crash Crew Chart                           CCC              P1          E         ***          AN          180

-----------------------------------------------------------------------------------------------------------------------------------

                                                                     EXHIBIT "F"
                                                                     -----------



----------------------------------------------------------------------------------------------------------------------------------
MANUALS AVAILABLE                                  Abbr            Form       Type        Qty           Rev       Deliv.
(detailed)                                         ----            ----       ----        ---           ---       ------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
+       Guidelines for                             GCOC             P2          E         ***           AN          0
        Customer Originated
        Changes
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
+       List of Radioactive                        LRE              P2          E         ***           AN          90
        and Hazardous Elements
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       List of Applicable                         LAP              P2          C         ***           4           90
        Publications
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Livestock                                  LTM              P2          E         ***           AN          90
        Transportation Manual
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Service Bulletins                          SB               P2          C         ***           AN          0
*                                                                   SMF         C         ***           AN          0
                                                                    F           C         ***           AN          0
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Service Bulletin                           SBI              P1          E         ***           AN          90
*       Index
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Service Information                        SIL              P2          E         ***           AN          0
*       Letters
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Technical Publications                     TPCI             CD          C         ***           AN          90
*       Combined Index
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Transportability                           TM               P2          E         ***           AN          90
        Manual                                                      SMF         E         ***           AN
-----------------------------------------------------------------------------------------------------------------------------------

                                                                     EXHIBIT "F"
                                                                     -----------



----------------------------------------------------------------------------------------------------------------------------------
MANUALS AVAILABLE                                  Abbr           Form        Type           Qty        Rev         Deliv.
(detailed)                                         ----           ----        ----           ---        ---         ------
----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
        Supplier Product                           SPSA             P2          E            ***        AN          360
        Support Agreements (SPSA)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
*       Vendor Information Manual                  VIM              D           E            ***        AN          360
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Vendor Information                         VIM\             P2          E            ***        AN          360
*       Manual GSE                                 GSE
-----------------------------------------------------------------------------------------------------------------------------------

4.      OPERATIONAL MANUALS AND DATA

-----------------------------------------------------------------------------------------------------------------------------------
+       Check                                      CL/QRH           P2          C            ***        AN          90
        List/Abnormal/Emergency/
        Quick Reference
        Handbook
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       FAA Approved Flight                        AFM              P1          C            ***        AN          0
        Manual
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Flight Crew Operating                      FCOM             P2          C            ***        AN          90
        Manual
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Master Minimum                             MMEL             P2          E            ***        AN          90
        Equipment List
-----------------------------------------------------------------------------------------------------------------------------------
+       Performance                                PEP              D           E            ***        AN          90
        Engineering Program
-----------------------------------------------------------------------------------------------------------------------------------

                                                                     EXHIBIT "F"
                                                                     -----------


----------------------------------------------------------------------------------------------------------------------------------
MANUALS AVAILABLE                                 Abbr            Form        Type        Qty         Rev         Deliv.
(detailed)                                        ----            ----        ----        ---         ---         ------
----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
+       Performance Program                        PPM              P2          E         ***           AN          90
*       Manual                                                      MT          E         ***           AN          90
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Weight and Balance                         WBM              P1          C         ***           AN          0
        Manual
-----------------------------------------------------------------------------------------------------------------------------------

5.      OVERHAUL DATA

-----------------------------------------------------------------------------------------------------------------------------------
+       Cable Fabrication Manual                   CFM              P2          E         ***           AN          90
*
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Component                                  CDS              P2          C         ***           AN          180
*       Documentation Status                                        F           C         ***           AN          180
                                                                    SMF         C         ***           AN          180
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Component Evolution                        CEL              F           E         ***           AN          180
        List/6/                                                     SMF         E         ***           AN          1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Component Maintenance                      CMMM             F           E         ***           AN          180
*       Manual Airframe                                             SMF         E         ***           AN          180
        Manufacturer
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Component Maintenance                      CMMV             P2          E         ***           AN          180
*       Manual Vendor
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------




/6/ Optional - Delivered as follow-on for CDS.

                                                                     EXHIBIT "F"
                                                                     -----------


----------------------------------------------------------------------------------------------------------------------------------
MANUALS AVAILABLE                                 Abbr            Form        Type        Qty         Rev         Deliv.
(detailed)                                        ----            ----        ----        ---         ---         ------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
6.    STRUCTURAL MANUALS

-----------------------------------------------------------------------------------------------------------------------------------
+       Nondestructive                             NTM              P2          E         ***          4           90
*       Testing Manual
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
+       Structural Repair                          SRM              F           E         ***          4           90
*       Manual                                                      SMF         E         ***          4           0
-----------------------------------------------------------------------------------------------------------------------------------

                                LICENSE FOR USE
                                ---------------
                 OF THE PERFORMANCE ENGINEERING PROGRAMS (PEP)
                 ---------------------------------------------

1.   GRANT
     -----

     The Seller grants to the Buyer the right to use the Performance Engineering Programs (PEP) in machine readable form on a single computer during the term of this license agreement (the "License Agreement").

     Use of the PEP in readable form will be limited to one (1) copy. However, the Seller may make duplicate copies, provided that they are either contained in the same computer as the original copy, or produced for checkpoint and restart purposes or made with the consent of the Seller for a specific need.

2.   MERGER
     ------

     The PEP may be used and adapted in machine readable form for the purpose of merging it into other program material of the Buyer, but, on termination of this License Agreement, the Buyer will remove the PEP from the other program material with which it has been merged.

     The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Buyer makes of the PEP.

3.   PERSONAL LICENSE
     ----------------

     The above described license is personal to the Buyer, nontransferable and nonexclusive.

4.   INSTALLATION
     ------------

     It is the Buyer's responsibility to install the PEP and to perform any mergings and checks. The Seller will, however, assist the Buyer's operations engineers in the initial phase following the delivery of the PEP until such personnel reach the familiarization level required to make inputs and correlate outputs.

5.   PROPRIETARY RIGHTS AND NONDISCLOSURE
     ------------------------------------

5.1 The PEP and the copyright and other proprietary rights of whatever nature in the PEP are and will remain with the Seller. The PEP and its contents are designated as confidential.

5.2 The Buyer undertakes not to disclose the PEP, parts thereof or its contents to any third party without the prior written consent of the Seller. Insofar as it is necessary to disclose aspects of the PEP to employees, such disclosure is permitted only for the purpose for which the PEP is supplied and only to the employee who needs to know the same.

6.   CONDITIONS OF USE
     -----------------

6.1 The Seller does not warrant that the PEP will contain no errors. However, should the PEP be found to contain any error at delivery, the Buyer will notify the Seller promptly thereof and the Seller will take all proper steps to correct the same at its own expense.

6.2 The Buyer will ensure that the PEP is correctly used in appropriate machines as indicated in the Performance Programs Manual (PPM) and that staff are properly trained to use the same, to trace and correct running faults, to restart and recover after fault and to operate suitable checks for accuracy of input and output.

6.3 It is understood that the PPM is the user's guide of the PEP and that the Buyer will undertake to use the PEP in accordance with the PPM.

6.4 The PEP is supplied under the express condition that the Seller will have no liability in contract or in tort arising from or in connection with the Buyer's use of or inability to use the PEP.

7.   DURATION
     --------

     Subject to the Buyer's compliance with the terms of this License Agreement, the rights under this License Agreement will be granted to the Buyer for as long as the Buyer operates an Aircraft to which the PEP refers.

                                                                     EXHIBIT "G"
                                                                     -----------
                         AIRFRAME PRICE REVISION FORMULA
                         -------------------------------

l.       BASE PRICE
         ----------

         The Base Price of the Airframe is as quoted in Subclause 4.1.1.1,
         4.1.1.2 or 4.1.1.3 of the Agreement, as applicable.

         The Base Price of a set of two (2) nacelles and two (2) thrust reversers is as quoted in Subclause 4.1.2.1.1(ii), 4.1.2.2.1(ii), or 4.1.2.3.1(ii) of the Agreement, as applicable.

2.       BASE PERIOD
         -----------

         ***





         These Base Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the United States Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit "G."

         ECIb and ICb index values indicated in Paragraph 4 of this Exhibit "G" are based on publications available at the date of signature of the Agreement and are United States Department of Labor Bureau of Labor Statistics computations corresponding to certain base years as stipulated below in Paragraph 3. Should the Bureau of Labor Statistics change such base year, it will be necessary to restate such values in an appropriate manner. Other changes (such as benchmark revision), except those related to established errors from the Bureau of Labor Statistics, will not be taken into consideration.

3.       REFERENCE INDEXES
         -----------------

         ***





         Material Index:  "Industrial Commodities Index" (hereinafter
         --------------
         referred to as "ICI-Index"), published monthly by the United States Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: "Producer prices

                                                                    EXHIBIT "G"
                                                                    -----------

         and price indexes for commodity groupings and individual items"). (Base year 1982 = 100.)


4 -      REVISION FORMULA
         ----------------

         ***







         In determining the Revised Base Price at delivery of the Aircraft, each quotient will be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure. The final factor will be rounded to the nearest ten thousandth (4 decimals).

         After final computation, Pn will be rounded to the next whole number (0.5 or more rounded to l).


5.       GENERAL PROVISIONS
         ------------------

5.1      Substitution of Indexes
         -----------------------

         In the event that:

         (i) the United States Department of Labor substantially revises its methodology for calculating any of the indexes referred to hereabove, or

                                                                     EXHIBIT "G"
                                                                     -----------


         (ii) the United States Department of Labor discontinues, either temporarily or permanently, any of the indexes referred to hereabove and publication thereof, or

         (iii) the data samples used to calculate any of the indexes referred to hereabove are substantially changed,

         The Seller and the Buyer will agree on a substitute index.

         Such substitute index will reflect as closely as possible the actual variations in wage rates or in material prices, as the case may be, used in the calculation of the original index.

         As a result of this selection of a substitute index, the Seller and the Buyer will agree on appropriate adjustments to be made to the price revision formula; such adjustments may include, but will not be limited to, allowing to combine the successive utilization of the original index and of the substitute index, and other methodologies designed to ensure consistency in the numerators and denominators of the various quotients.

5.2      Final Index Values
         ------------------

         The Revised Base Price at the date of Aircraft delivery will be final and will not be subject to further adjustments, of any kind, to the applicable indexes as published at the date of Aircraft delivery.

                                                                   EXHIBIT "H-1"

         CFM INTERNATIONAL PRICE REVISION FORMULA FOR A319 AIRCRAFT
         ----------------------------------------------------------

l.       REFERENCE PRICE
         ---------------

         The Reference Price of a set of two (2) CFM International CFM 56-5B-6/P engines and additional equipment is as quoted in Subclause 4.1.2.1.1(i) of the Agreement.

         This Reference Price is valid for Aircraft delivered no later than December 31, 1999, and is subject to adjustment for changes in economic conditions as measured by data obtained from the United States Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit "H-1."

2.       REFERENCE PERIOD - REFERENCE COMPOSITE PRICE INDEX
         --------------------------------------------------

         The above Reference Price has been established in accordance with the economic conditions prevailing in September 1990 (March 1991 theoretical delivery conditions), as defined, according to CFM International, by the Reference Composite Price Index of 126.54.

3.       REFERENCE INDEXES
         -----------------

         Labor Index: "Aircraft Engines and Engine Parts," Standard Industrial
         -----------
         Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the United States Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," Establishment
         Data: Hours and Earnings (Table B-15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry).

         Material Index (I):  "Industrial Commodities" (hereinafter
         ------------------
         referred to as "IC-Index"), published by the United States Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer prices and price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

         Material Index (II): "Metals and Metal Products" Code l0 (hereinafter
         -------------------
         referred to as "MMP-Index"), published by the United States Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer prices and price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

                                                                   EXHIBIT "H-1"
                                                                   -------------


         Energy Index:  "Fuels and Related Products and Power"  Code 5
         ------------
         (hereinafter referred to as "EP-Index"), published by the United States Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer prices and price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

4.       REVISION FORMULA
         ----------------

         Pn       =        Pb x CPIn
                                ----
                                126.54

         Where

         Pn       =        Revised Reference Price of a set of two (2) engines
                           at delivery of the Aircraft.

         Pb       =        Reference Price as defined above.

         CPIn = Composite Price Index for the sixth month prior to the month of delivery of the Aircraft.

                           Said Composite Price Index is composed as follows:

         CPIn     =        0.55 (HEn x 100) + 0.10 ICn + 0.25 MMPn + 0.10 EPn
                           ---
                           (11.16         )


                  Where

         HEn = HE SIC 3724 for the sixth month prior to the month of delivery of the Aircraft; the quotient HEn/11.16 is rounded to the nearest third decimal place. The product by 0.55 is rounded to the nearest second decimal place.

         ICn      =        IC-Index for the sixth month prior to the month of
                           delivery of the Aircraft.

         MMPn = MMP-Index for the sixth month prior to the month of delivery of the Aircraft. The product by 0.25 is rounded to the nearest second decimal place.

                                                                   EXHIBIT "H-1"
                                                                   -------------

         EPn      =        EP-Index for the sixth month prior to the month of
                           delivery of the Aircraft.



         The Composite Price Index will be determined to the second decimal place. If the next succeeding decimal place is five (5) or more, the preceding decimal figure will be raised to the next higher figure.

         The final factor will be rounded to the nearest thousandth (3 decimals).

5.       GENERAL PROVISIONS
         ------------------

5.1 The Revised Reference Price at delivery of the Aircraft will be the final price and will not be subject to further adjustments in the indexes.

5.2 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised Reference Price will be computed.

5.3 If the United States Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Exhibit "H-1" or discontinues any of these indexes, the Seller will, in agreement with CFM International, apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

         Appropriate revision of the formula will be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the United States Government, the Reference Price will be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the sixth month prior to the scheduled delivery of the Aircraft.

5.5 The Revised Reference Price at delivery of the Aircraft in no event will be less than the Reference Price defined in Paragraph 1 of this Exhibit "H-1."

                                                                   EXHIBIT "H-2"




         CFM INTERNATIONAL PRICE REVISION FORMULA FOR A320 AIRCRAFT
         ----------------------------------------------------------

l.       REFERENCE PRICE
         ---------------

         The Reference Price of a set of two (2) CFM International CFM 56-5B-4/P engines and additional equipment is as quoted in Subclause 4.1.2.2.1(i) of the Agreement.

         This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the United States Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit "H-2."

2.       REFERENCE PERIOD - REFERENCE COMPOSITE PRICE INDEX
         --------------------------------------------------

         The above Reference Price has been established in accordance with the economic conditions prevailing in October 1985 (April 1986 theoretical delivery conditions), as defined, according to CFM International, by the Reference Composite Price Index of 108.66.

3.       REFERENCE INDEXES
         -----------------

         Labor Index: "Aircraft Engines and Engine Parts," Standard Industrial
         -----------
         Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the United States Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," Establishment
         Data: Hours and Earnings (Table B-15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry).

         Material Index (I):  "Industrial Commodities" (hereinafter
         ------------------
         referred to as "IC-Index"), published by the United States Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer prices and price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

         Material Index (II): "Metals and Metal Products" Code l0 (hereinafter
         -------------------
         referred to as "MMP-Index"), published by the United States Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer prices and price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

                                                                   EXHIBIT "H-2"
                                                                   -------------



         Energy Index:  "Fuels and Related Products and Power"  Code 5
         ------------
         (hereinafter referred to as "EP-Index"), published by the United States Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer prices and price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

4.       REVISION FORMULA
         ----------------

         Pn   =   Pb x CPIn
                       ----
                       108.66

         Where

         Pn       =        Revised Reference Price of a set of two (2) engines
                           at delivery of the Aircraft.

         Pb       =        Reference Price as defined above.

         CPIn = Composite Price Index for the sixth month prior to the month of delivery of the Aircraft.

                           Said Composite Price Index is composed as follows:

         CPIn     = 0.55 (HEn x 100) + 0.10 ICn + 0.25 MMPn + 0.10 EPn
                    ---
                    (11.16         )

                  Where

         HEn = HE SIC 3724 for the sixth month prior to the month of delivery of the Aircraft; the quotient HEn/11.16 is rounded to the nearest third decimal place. The product by 0.55 is rounded to the nearest second decimal place.

         ICn      =        IC-Index for the sixth month prior to the month of
                           delivery of the Aircraft.

         MMPn = MMP-Index for the sixth month prior to the month of delivery of the Aircraft. The product by 0.25 is rounded to the nearest second decimal place.

                                                                   EXHIBIT "H-2"
                                                                   -------------


         EPn      =        EP-Index for the sixth month prior to the month of
                           delivery of the Aircraft.


         The Composite Price Index will be determined to the second decimal place. If the next succeeding decimal place is five (5) or more, the preceding decimal figure will be raised to the next higher figure.

         The final factor will be rounded to the nearest thousandth (3 decimals).

5.       GENERAL PROVISIONS
         ------------------

5.1 The Revised Reference Price at delivery of the Aircraft will be the final price and will not be subject to further adjustments in the indexes.

5.2 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised Reference Price will be computed.

5.3 If the United States Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Exhibit "H-2" or discontinues any of these indexes, the Seller will, in agreement with CFM International, apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

         Appropriate revision of the formula will be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the United States Government, the Reference Price will be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the sixth month prior to the scheduled delivery of the Aircraft.

5.5 The Revised Reference Price at delivery of the Aircraft in no event will be less than the Reference Price defined in Paragraph 1 of this Exhibit "H-2."

                                                                   EXHIBIT "H-3"
                                                                   -------------


         CFM INTERNATIONAL PRICE REVISION FORMULA FOR A321 AIRCRAFT
         ----------------------------------------------------------

l.       REFERENCE PRICE
         ---------------

         The Reference Price of a set of two (2) CFM International CFM 56-5B-3/P engines and additional equipment is as quoted in Subclause 4.1.2.3.1(i) of the Agreement.

         This Reference Price is valid for Aircraft delivered no later than December 31, 1999, and is subject to adjustment for changes in economic conditions as measured by data obtained from the United States Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit "H-3."

2.       REFERENCE PERIOD - REFERENCE COMPOSITE PRICE INDEX
         --------------------------------------------------

         The above Reference Price has been established in accordance with the economic conditions prevailing in October 1987 (April 1988 theoretical delivery conditions), as defined, according to CFM International, by the Reference Composite Price Index of 111.82.

3.       REFERENCE INDEXES
         -----------------

         Labor Index: "Aircraft Engines and Engine Parts," Standard Industrial
         -----------
         Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the United States Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," Establishment
         Data: Hours and Earnings (Table B-15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry).

         Material Index (I):  "Industrial Commodities" (hereinafter
         ------------------
         referred to as "IC-Index"), published by the United States Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer prices and price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

         Material Index (II): "Metals and Metal Products" Code l0 (hereinafter
         -------------------
         referred to as "MMP-Index"), published by the United States Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer prices and price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

                                                                   EXHIBIT "H-3"
                                                                   -------------




         Energy Index:  "Fuels and Related Products and Power"  Code 5
         ------------
         (hereinafter referred to as "EP-Index"), published by the United States Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer prices and price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

4.       REVISION FORMULA
         ----------------

         Pn       =        Pb x CPIn
                                ----
                                111.82

         Where

         Pn       =        Revised Reference Price of a set of two (2) engines
                           at delivery of the Aircraft.

         Pb       =        Reference Price as defined above.

         CPIn = Composite Price Index for the sixth month prior to the month of delivery of the Aircraft.

                           Said Composite Price Index is composed as follows:

         CPIn     =        0.55 (HEn x 100) + 0.10 ICn + 0.25 MMPn + 0.10 EPn
                           ---
                           (11.16         )



                  Where

         HEn = HE SIC 3724 for the sixth month prior to the month of delivery of the Aircraft; the quotient HEn/11.16 is rounded to the nearest third decimal place. The product by 0.55 is rounded to the nearest second decimal place.

         Icn      =        IC-Index for the sixth month prior to the month of
                           delivery of the Aircraft.

         MMPn = MMP-Index for the sixth month prior to the month of delivery of the Aircraft. The product by 0.25 is rounded to the nearest second decimal place.

         EPn      =        EP-Index for the sixth month prior to the month of
                           delivery of the

                                                                   EXHIBIT "H-3"
                                                                   -------------

                           Aircraft.

                                                                   EXHIBIT "H-3"
                                                                   -------------

         The Composite Price Index will be determined to the second decimal place. If the next succeeding decimal place is five (5) or more, the preceding decimal figure will be raised to the next higher figure.

         The final factor will be rounded to the nearest thousandth (3 decimals).

5.       GENERAL PROVISIONS
         ------------------

5.1 The Revised Reference Price at delivery of the Aircraft will be the final price and will not be subject to further adjustments in the indexes.

5.2 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised Reference Price will be computed.

5.3 If the United States Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Exhibit "H-3" or discontinues any of these indexes, the Seller will, in agreement with CFM International, apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

         Appropriate revision of the formula will be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the United States Government, the Reference Price will be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the sixth month prior to the scheduled delivery of the Aircraft.

5.5 The Revised Reference Price at delivery of the Aircraft in no event will be less than the Reference Price defined in Paragraph 1 of this Exhibit "H-3."

                             LETTER AGREEMENT NO. 1



                             As of October 31, 1997


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:   SPARE PARTS PROCUREMENT
      -----------------------

Ladies and Gentlemen:

         US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

                                    CONTENTS
                                    --------
CLAUSES

1  -              GENERAL

2  -              INITIAL PROVISIONING

3  -              STORES

4  -              DELIVERY

5  -              PRICE

6  -              PAYMENT PROCEDURES AND CONDITIONS

7  -              TITLE

8  -              PACKAGING

9  -              DATA RETRIEVAL

10 -              BUY-BACK

11 -              WARRANTIES

12 -              LEASING

13 -              ***

14 -              TERMINATION

15 -              ASSIGNMENT

1.                GENERAL
                  -------

1.1               Material
                  --------

                  This Letter Agreement covers the terms and conditions for the services offered by the Seller to the Buyer ("Material Support") in respect of Aircraft spare parts and other equipment itemized below in Subparagraphs 1.1(a) through 1.1(f) ("Material") and is intended by the parties to be and will constitute an agreement of sale of all Material furnished to the Buyer by the Seller pursuant hereto, except as to Material leased to the Buyer pursuant to Clause 12 of this Letter Agreement.

                  The Material will comprise:

                  (a)      Seller Parts

                  (b) Vendor Parts classified as rotable line replacement units.

                  (c) Vendor Parts classified as expendable line maintenance parts.

                  (d) Ground support equipment (GSE) and special-to-type tools.

                  (e)      Hardware and standard material.

                  (f)      Consumables and raw material.

                  It is expressly understood that Seller Parts will not include parts manufactured pursuant to a Parts Manufacturing Authority.

1.2               Scope of Material Support
                  -------------------------

1.2.1 The Material Support to be provided by the Seller under the conditions hereunder covers the following:

                  (a) all Material purchased by the Buyer from the Seller during the Initial Provisioning Period (defined below in Paragraph 2) (the "Initial Provisioning") and all items in Subparagraphs 1.1(a) through 1.1(d) for purchases additional to the Initial Provisioning Period, and

                  (b) the Seller's leasing of Seller Parts to the Buyer for the Buyer's use on its Aircraft in air transport service as set forth in Paragraph 12 of this Letter Agreement.

1.2.2 Propulsion Systems, including associated parts and spare parts therefore, are not covered under this Letter Agreement and will be subject to direct negotiations between the Buyer and the relevant Propulsion Systems manufacturer(s).

1.2.3 During a period commencing on the date hereof and continuing as long as at least five (5) aircraft of the type of the Aircraft are operated by airlines in commercial air transport service (the "Term"), the Seller will maintain or cause to be maintained such stock of Seller Parts as the Seller deems reasonable (upon consultation with the Buyer) and will furnish Seller Parts adequate to meet the Buyer's needs for repairs and replacements on the Aircraft. Such Seller Parts will be priced, sold and delivered in accordance with Paragraphs 4 and 5 of this Letter Agreement, upon receipt of the Buyer's orders.

                  The Seller will use its best efforts to obtain a similar service from all Vendors of parts that are originally installed on the Aircraft and not manufactured by the Seller.

1.3               Purchase Source of Seller Parts
                  -------------------------------

                  The Buyer agrees to purchase from the Seller's designee ASC the Seller Parts required for the Buyer's own needs during the Term, provided that this Paragraph 1.3 will not in any way prevent the Buyer from resorting to the stocks of Seller Parts of other airlines operating aircraft of the type of the Aircraft or from purchasing items equivalent to Seller Parts from said airlines, distributors or dealers, on the condition that said Seller Parts have been designed and manufactured by, or obtained from, the Seller, and provided also that this Paragraph 1.3 will not prevent the Buyer from exercising its rights under Subparagraph 1.4 of this Letter Agreement.

1.4               Manufacture of Seller Parts ***          by the Buyer
                  -----------------------------------------------------

1.4.1 The provisions of Subparagraph 1.3 of this Letter Agreement notwithstanding, the Buyer may manufacture or have manufactured for its own use or may purchase from any other source whatsoever Seller Parts in the following cases:

                  (a) after expiration of the Term, if at such time the Seller is out of stock of a required Seller Part;

                  (b) at any time, to the extent Seller Parts are needed to effect AOG repairs on any Aircraft delivered under the Agreement and are not available from the Seller within a lead time shorter than or equal to the time in which the Buyer can provide said Seller Parts, provided the Buyer will sell or lease such Seller Parts only if they are assembled in an Aircraft that is sold or leased;
                  (c) in the event that the Seller fails to fulfill its obligations with respect to any Seller Parts pursuant to Subparagraph 1.2 above within a reasonable period after written notice thereof from the Buyer;

                  (d) when, with respect to certain Seller Parts, the Seller has granted, under the Illustrated Parts Catalog supplied in accordance with this Letter Agreement, the right of local manufacture of Seller Parts, and

                  (e)      ***


1.4.2             ***


1.4.3 The rights granted to the Buyer in Subparagraph 1.4.1 will not in any way be construed as a license, nor will they in any way obligate the Buyer to pay any license fee, royalty or obligation whatsoever, nor will they in any way be construed to affect the rights of third parties.

1.4.4 The Seller will provide the Buyer with all technical data reasonably necessary to manufacture Seller Parts *** , in the event the Buyer is entitled to do so pursuant to Subparagraphs
                  1.4.1 and 1.4.2 of this Letter Agreement. The proprietary rights to such technical data will be subject to the terms of Subclause 14.10.1 of the Agreement.

1.5               ***
                  ---------------------

                  ***

1.6               Language
                  --------

1.6.1 Words and expressions used in this Letter Agreement will have the same meanings as they do in the rest of the Agreement, unless otherwise stated in this Letter Agreement.


1.6.2 Technical and trade items used but not defined herein or in the Agreement will be defined as generally accepted in the aircraft manufacturing industry.

2.                INITIAL PROVISIONING
                  --------------------

                  The period up to and expiring on the ninetieth (90th) day after delivery of the last Aircraft subject to firm order under the Agreement will hereinafter be referred to as the Initial Provisioning Period.

2.1               Seller-Supplied Data
                  --------------------

                  The Seller will prepare and supply to the Buyer the following documents:

2.1.1             Initial Provisioning Data
                  -------------------------

                  The Seller will provide the Buyer initial provisioning data provided for in Chapter 1 of ATA 2000 for the Aircraft ("Initial Provisioning Data") in a form, format and within a time period to be mutually agreed upon.

                  A revision service will be provided free of charge and will be effected every ninety (90) days or more frequently if reasonably requested by the Buyer, up to the end of the Initial Provisioning Period, or until the configuration of the Buyer's delivered Aircraft is included.

                  In any event, the Seller will ensure that Initial Provisioning Data are released to the Buyer in time to allow the necessary evaluation time by the Buyer and the on-time delivery of ordered Material.

2.1.2             Supplementary Data
                  ------------------

                  The Seller will provide the Buyer with Local Manufacture Tables (X-File), as part of the Illustrated Parts Catalog (Additional Cross-Reference Tables), which will be a part of the Initial Provisioning Data Package.

2.1.3             Initial Provisioning Data for Reconfirmable Aircraft
                  ----------------------------------------------------

2.1.3.1 All Reconfirmable Aircraft and Additional Aircraft which are acquired by the Buyer (the "Reconfirmed Aircraft") pursuant to the terms and conditions of Letter Agreement No. 2 to the Agreement will be included in the revision to the provisioning data that is issued after reconfirmation of a Reconfirmable Aircraft or the Buyer's exercise of its option to purchase an Additional Aircraft, if such revision is not scheduled to be issued within four (4) weeks from the date of reconfirmation or of the date of exercise of such option. If the date of reconfirmation or the date of the exercise of the option does not allow the Seller four (4) weeks' preparation time, the Aircraft concerned will be included in the next scheduled revision.

2.1.3.2 The Seller will, from the date of reconfirmation of an Aircraft until three (3) months after delivery of such Aircraft, submit to the Buyer details of particular Vendor components being installed on the Aircraft and will recommend the quantity to order. A list of such Vendor components will be supplied at the time of the provisioning data revision as specified above.

2.1.3.3 The Seller will deliver to the Buyer T-files for particular Vendor components, as applicable, in time to allow the Buyer's planning of repair and overhaul tasks.

2.1.3.4 At delivery of each Reconfirmed Aircraft, the data with respect to Material will at least cover such Aircraft's technical configuration as known six (6) months before Aircraft delivery and will be updated to reflect the final build status of such Aircraft. Such update will be included in the data revisions issued three (3) months after delivery of such Aircraft.

2.2               Vendor-Supplied Data
                  --------------------

2.2.1             General
                  -------

                  Vendors will prepare and issue T-files in the English language for those Vendor components for which the Buyer has elected to receive data.

                  Said data (initial issue and revisions) will be transmitted to the Buyer through the Seller. The Seller will review the compliance of such data with relevant ATA requirements, but will not be responsible for the substance of such data, other than any errors or omissions attributable to the Seller's compilation of the data. The Seller will use its best efforts to ensure that such data will be adequate to enable the Buyer to undertake in-house repair and/or overhaul of such components.

                  In any event, the Seller will exert its best efforts to supply Initial Provisioning Data to the Buyer in time to allow the necessary evaluations by the Buyer and on-time deliveries.

2.2.2             Initial Provisioning Data
                  -------------------------

                  Initial Provisioning Data for Vendor products provided for in Chapter 1 of ATA 2000 for the Aircraft will be furnished as mutually agreed upon during a Preprovisioning Meeting (defined below), with free-of-charge revision service assured up to the end of the Initial Provisioning Period, or until it reflects the configuration of the delivered Aircraft.

2.3               Preprovisioning Meeting
                  -----------------------

2.3.1 The Seller will organize a meeting at its Material Support Center in Hamburg, Germany ("MSC"), to formulate an acceptable schedule and working procedure to accomplish the Initial Provisioning of Material (the "Preprovisioning Meeting").

2.3.2 The date and location of the Preprovisioning Meeting will be mutually agreed upon.

2.4               Initial Provisioning Training
                  -----------------------------

                  The Seller will furnish, at the Buyer's request and at no charge, training courses related to the Seller's provisioning documents, purchase order administration and handling at MSC.

2.5               Initial Provisioning Conference
                  -------------------------------

                  The Seller will organize an Initial Provisioning conference at MSC that will include Vendor participation, as agreed upon during the Preprovisioning Meeting (the "Initial Provisioning Conference").

2.6               Initial Provisioning Data Compliance
                  ------------------------------------

2.6.1 Initial Provisioning Data generated by the Seller and supplied to the Buyer will comply with the latest configuration of the Aircraft to which such data relate, as known three (3) months before the data are issued. Said data will enable the Buyer to order Material conforming to its Aircraft as required for maintenance and overhaul.

                  This provision will not cover parts embodying those Buyer modifications that are unknown to the Seller, and parts embodying modifications neither agreed to nor designed by the Seller.

2.6.2 During the Initial Provisioning Period, Material will conform with the latest configuration standard of the affected Aircraft and with the Initial Provisioning Data transmitted by the Seller. Should the Seller default in this obligation, it will immediately replace such parts and/or authorize return shipment at no transportation cost to the Buyer. The Buyer will make reasonable efforts to minimize such cost, in particular by using its own airfreight system for transportation *** at no charge to the Seller, *** The
                  Seller, in addition, will use its best efforts to cause Vendors to provide a similar service for their items.

2.7               Delivery of Initial Provisioning Material
                  -----------------------------------------

2.7.1 To support the operation of the Aircraft, the Seller will use its best efforts to deliver Initial Provisioning Material in Subparagraph 1.1(a) of this Letter Agreement against the Buyer's orders from the Seller and according to the following schedule, provided the orders are received by the Seller in accordance with published lead time:

                  Each block of Aircraft referred to in the schedule below will be defined in the Initial Provisioning Conference.

                  (a) At least fifty percent (50%) of the ordered quantity of each Line Replacement or Line Maintenance item three (3) months before delivery of the first Aircraft of each block of Aircraft for which the Buyer has placed Initial Provisioning orders for Material defined above in Subparagraph 1.1(a).

                  (b) At least seventy-five percent (75%) of the ordered quantity of each Line Replacement or Line Maintenance item one (1) month (for items identified as line station items, two (2) months) before delivery of the first Aircraft of each block of Aircraft for which the Buyer has placed Initial Provisioning orders for Material defined above in Subparagraph 1.1(a).

                  (c) Fifty percent (50%) of the ordered quantity of each item except as specified in Subparagraphs 2.7.1 (a) and 2.7.1 (b) above at delivery of the first Aircraft of each block of Aircraft for which the Buyer has placed Initial Provisioning orders for Material defined above in Subparagraph 1.1(a).

                  (d) One hundred percent (100%) of the ordered quantity of each item, including line station items, three (3) months after delivery of the first Aircraft of each block of Aircraft for which the Buyer has placed Initial Provisioning orders for Material, as defined above in Subparagraph 1.1(a). If said one hundred percent (100%) cannot be accomplished, the Seller will have such items available at its facilities for immediate supply, in case of an AOG.

2.7.2 In the event that less than eighty-five percent (85%) of the Buyer's orders of Initial Provisioning Material defined above in Subparagraph 1.1(a), supporting each block of Aircraft (the "IP Block"), is delivered by the Seller to the Buyer in accordance with the provisions set forth above in Subparagraph 2.7.1(d) for reasons other than Excusable Delay as defined in Clause 10 of the Agreement, then the Seller will provide the Buyer with a credit equal to (i) eighty-five percent (85%) minus the actual percentage of the IP Block delivered, up to a maximum of ten percent (10%), multiplied by (ii) the aggregate value of the undelivered portion of the IP Block ordered by the Buyer from the Seller in accordance with all published lead times. Subparagraph 4.4 of this Letter Agreement will apply to the Seller's undertakings under this Subparagraph 2.7.2.

          Such credit will be made available by the Seller to the Buyer upon mutual agreement of the computation.

2.7.3 The Buyer may, subject to the Seller's agreement, cancel or modify Initial Provisioning orders placed with the Seller with no cancellation charge as follows:

          (a) "Long Lead-Time Material" (lead time exceeding twelve (12) months) not later than six (6) months before scheduled delivery of said Material,

          (b) normal lead time Material not later than three (3) months before scheduled delivery of said Material,

          (c) Buyer-specific Material and Material in Subparagraphs 1.1(b) through 1.1(f) no later than the quoted lead time before scheduled delivery of said Material.

2.7.4 Should the Buyer cancel or modify any orders for Material outside the time limits defined above in Subparagraph 2.7.3, the Seller will have no liability for the cancellation or modification, and the Buyer will reimburse the Seller for any direct cost incurred in connection therewith to the extent that such cost has been properly documented by the Seller to the satisfaction of the Buyer.

3.        STORES
          ------

3.1       ASCO Spares Center
          ------------------

          The Seller has established and will maintain or cause to be maintained, as long as at least five (5) aircraft of the type of the Aircraft are operated by US airlines in commercial air transport service (the "US Term"), a US store adjacent to Dulles International Airport, Washington, DC, known as the ASCO Spares Center -Washington ("ASCO Spares Center"). The ASCO Spares Center will be operated twenty-four (24) hours/day, seven (7) days/week, all year, for the handling of AOG and critical orders for Seller Parts. ASCO Spares Center will maintain a stock of Seller Parts, including Leased Parts listed in Appendix A to this Letter Agreement. In the event of the recurrence of the nonavailability to the Buyer of a part from the ASCO Spares Center, the Seller will take all necessary steps to ensure availability thereof at the ASCO Spares Center at the Buyer's next request. In the event that the Buyer is still operating one or more Aircraft at the end of the Term, the Seller will use its best efforts to ensure the Buyer's access to Seller

          Parts.


3.2       Material Support Center, Germany
          --------------------------------

          The Manufacturer has set up and will maintain or cause to be maintained during the Term a store of Seller Parts at MSC. MSC will be operated twenty-four (24) hours/day, seven (7) days/week, all year.

3.3       Other Points of Shipment
          ------------------------

          The Seller reserves the right to effect deliveries from distribution centers other than the ASCO Spares Center or MSC and from any of the production facilities of the Associated Contractors.

4.        DELIVERY
          --------

4.1       General
          -------

          The Buyer's purchase orders will be administered in accordance with ATA Specification 2000.

          The provisions of this Paragraph 4 do not apply to Initial Provisioning Data and Material.

4.2       Lead Times
          ----------

4.2.1 In general, the lead times are (and, unless otherwise agreed, will at all times be) in accordance with the definition in the "World Airline and Suppliers Guide" (1994 edition).

4.2.2 Material will be dispatched within the lead times quoted in the published Seller's price catalog for Material described in Subparagraph 1.1(a), and within the Vendor's or supplier's lead time augmented by the Seller's own order and delivery processing time (such in-house processing time not to exceed fifteen (15) days) for Material described in Subparagraphs 1.1(b) through 1.1(d). The Seller will endeavor to improve its lead times and neither the Seller, the Manufacturer nor any of their Affiliates will discriminate against the Buyer in delivery processing time.

4.2.3     Expedite Service
          ----------------

          The Seller operates a twenty-four (24) hour-a-day, seven (7) day-a-week expedite service to supply the relevant Seller Parts available in the Seller's stock, workshops and assembly line, including high-cost long- lead-time items, to the international airport nearest the location of such items (the "Expedite Service").

          The Expedite Service is operated in accordance with the "World Airline and Suppliers Guide." Accordingly, the Seller will notify the Buyer of the action taken to effect the Expedite Service as follows:

          (a)  four (4) hours after receipt of an AOG order,

          (b) twenty-four (24) hours after receipt of a critical order (imminent AOG or work stoppage),

          (c)  seven (7) days after receipt of an expedite order from the Buyer.

          The Seller and its subcontractors will deliver Seller Parts requested on expedite basis against normal orders previously placed by the Buyer or upon requests by telephone or telex by the Buyer's representatives, such requests to be confirmed by the Buyer's subsequent order for such Seller Parts within a reasonable time.

4.3       Delivery Status
          ---------------

          The Seller agrees to report to the Buyer the status of supplies against orders on a monthly basis.

4.4       Excusable Delay
          ---------------

          Subclause 10.1 of the Agreement will apply to the Material Support as defined in Paragraph 1 of this Letter Agreement.

4.5       Shortages, Overshipments, Nonconformance in Orders
          --------------------------------------------------

4.5.1 Within thirty (30) days after receipt of Material delivered pursuant to a purchase order, the Buyer will use all best efforts to advise the Seller of any alleged shortages or overshipments with respect to such order and of all nonconformance to specification of parts in such order inspected by the Buyer.

          In the event that the Buyer has not reported such alleged shortages, overshipments or nonconformance within the above defined period, the Buyer will be deemed to have accepted the deliveries unless the Buyer can prove within a reasonable period of time that it did not receive the Material.

4.5.2 In the event that the Buyer reports overshipments or nonconformance to the specifications within the period defined above in Subparagraph 4.5.1, the Seller will, if accepted, either replace the Material concerned or credit the Buyer for Material returned. In such case, transportation charges will be borne by the Seller.

          The Buyer will endeaveor to minimize such costs, particularly by using its own airfreight system on a space-available basis for transportation at no charge to the Seller.

4.6       Delivery Performance of Material
          --------------------------------

          The Seller hereby agrees to participate in a Material delivery performance incentive.

          Based upon the Material delivery performance criteria for response under Expedite Service as set forth in Subparagraph 4.2.3 and for routine orders in accordance with the Seller's published lead times, and provided all above shipments *** (the "Delivery Criteria"), the Seller commits to an overall delivery performance of eighty-five percent (85%) on an annual basis. In the event that the Seller's performance falls below the eighty-five percent (85%) level, the Seller will provide the Buyer with a credit equal to (i) eighty-five (85%) minus the actual percentage of orders delivered on time, up to a maximum of ten percent (10%), multiplied by (ii) the aggregate value of the orders delivered late according to the Delivery Criteria set forth above. Subparagraph 4.4 above will apply to the Seller's undertakings under this Subparagraph 4.6.

          At the end of each year following delivery of the first Aircraft, the Seller will compute the above-described figures in order to determine a credit or debit for the account of the Buyer.

          In the event the Seller records a credit for the account of the Buyer, the Seller will make available to the Buyer a credit memorandum in the amount described in this Subparagraph 4.6 for the purchase of Material from the Seller.

4.7       Exclusivity of Remedy
          ---------------------

          The remedies provided to the Buyer under Subparagraphs 2.7.2 and 4.6 above are mutually exclusive and not cumulative.

4.8       Cessation of Deliveries
          -----------------------

          The Seller reserves the right to stop or otherwise suspend deliveries of Material if the Buyer fails to meet its obligations under Paragraphs 6 and 7 of this Letter Agreement.

5.        PRICE
          -----

5.1       Point of Shipment
          -----------------

          ***

5.2       Validity of Prices
          ------------------

5.2.1 The prices are the Seller's published prices in effect on the date of receipt of the order (subject to reasonable quantities and delivery time) and will be expressed in US dollars. Payment will be made by the Buyer to the Seller in US dollars as set forth below in Subparagraph 6.1.

5.2.2 Prices of Seller Parts will be in accordance with the then current Seller's Spare Parts Price List. Prices will be firm for each calendar year. The Seller, however, reserves the right to revise the prices of Seller Parts during the course of the calendar year in the event of manifest error in estimation or expression of any price.

          In the event of a significant revision in manufacturing costs or a significant revision in the purchase price to the Manufacturer of Seller Parts (including significant variation in exchange rate) during any particular calendar year, the Seller will notify the Buyer of such revisions, whereupon the Buyer may, within such quantities of affected Seller Parts still available for sale at the former prices, order such quantities of said Seller Parts reasonably required to maintain its customary stock levels of such Seller Parts for the remainder of the calendar year in effect at that time provided the Seller is not thereby required to deplete the Seller's AOG inventory level unless such Seller Parts are required by the Buyer on an AOG basis. In the event the Seller is out of stock of such Seller Parts at the former prices, the Seller will, upon request by the Buyer, reasonably substantiate the price revisions affecting such Seller Parts.

5.2.3     ***

5.2.4 Prices of Material as defined above in Subparagraphs 1.1(b) through 1.1(d) will be the valid list prices of the Vendor or supplier augmented by the Seller's handling charge. The percentage of the handling charge will vary with the Material's value and will be determined item by item.

5.2.5 The Seller warrants that, should the Buyer purchase from the Seller one hundred percent (100%) of the recommended Initial Provisioning of Material defined above in Subparagraphs 1.1(b) through 1.1(d), the average handling charge on the total package will not exceed fifteen percent (15%). This average handling charge will be increased to eighteen percent (18%) in the event that all orders have not been placed nine (9) months prior to delivery of the first Aircraft.

5.2.6 Prices of Material as defined above in Subparagraphs 1.1(e) and 1.1(f) will be the Seller's purchase prices augmented by a variable percentage of handling charge.

6.        PAYMENT PROCEDURES AND CONDITIONS
          ---------------------------------

6.1       Currency
          --------

          Payment will be made in immediately available funds in US dollars.

6.2       Time and Means of Payment
          -------------------------

          Payment will be made by the Buyer to the Seller within thirty (30) days from the date of invoice. It is also agreed that the Seller will provide the Buyer with a credit equal to one percent (1%) of each payment, provided such payment is received within ten (10) days from the date of invoice.

6.3       Bank Accounts
          -------------

          The Buyer will make all payments hereunder in full without setoff or counterclaim, and without deduction of any kind to the accounts listed below, unless otherwise directed by the Seller:

          (a) For wire transfer, in favor of Airbus Service Company:

               CoreStates Bank N.A.
               Account Number 14096-31312
               ABA Number 031000011

          (b) For direct deposit (lockbox), in favor of Airbus Service Company:

               Airbus Service Company
               PO Box 8500-4555
               Philadelphia, PA 19178-4555

6.4       No Setoff
          ---------

          All payments due the Seller hereunder will be made in full without setoff or counterclaim and without deduction or withholding of any kind. Consequently, the Buyer will assure that the sums received by the Seller under this Letter Agreement will be equal to the full amounts expressed to be due the Seller hereunder.

6.5 If any payment due the Seller is not received in accordance with the time period provided above in Subparagraph 6.2, the Seller will have the right to claim from the Buyer and the Buyer will promptly pay to the Seller interest on the unpaid amount at a rate equal to three percent (3%) over LIBOR to be calculated from (and including) the due date to (but excluding) the date payment is received by the

          Seller. The Seller's claim to such interest will not prejudice any other rights the Seller may have under this Letter Agreement.

7.        TITLE
          -----

          Title to any Material purchased under this Letter Agreement will ***


8.        PACKAGING
          ---------

          All material will be packaged in accordance with ATA 300 specification, Category III for consumable/expendable Material and Category II for rotables. Category I containers will be used if requested by the Buyer and the difference between Category I and Category II packaging costs will be paid by the Buyer together with payment for the respective Material.

9.        DATA RETRIEVAL
          --------------

          On the Seller's reasonable request, the Buyer may provide periodically to the Seller, during the Term, a quantitative list of the parts used for maintenance and overhaul of the Aircraft as customarily compiled by the Buyer and pertaining to the operation of the Aircraft to assist the Seller in making an efficient and coordinated survey of spare parts data with a view to improving maintenance and overhaul of the Aircraft. The range and contents of this list will be established by mutual agreement between the Seller and the Buyer.

10.       BUY-BACK
          --------

10.1      Buy-Back of Obsolete Material
          -----------------------------

          The Seller agrees to buy back unused Seller Parts that may become obsolete for the Buyer's fleet *** to the Buyer as a result of mandatory modifications required by the Buyer's or Seller's airworthiness authorities, subject to the following:

          (a) the Seller Parts involved will be those which the Seller directs the Buyer to scrap or dispose of and which cannot be reworked or repaired to satisfy the revised standard;

          (b) the Seller will grant the Buyer a credit equal to the purchase price paid by the Buyer for any such obsolete parts, such credit being limited to quantities ordered in the Initial Provisioning recommendation; and

          (c) the Seller will use its reasonable efforts to obtain for the Buyer the same protection from Vendors.

10.2      Buy-Back of Surplus Material
          ----------------------------

10.2.1 The Seller agrees that at any time within twelve (12) months after the end of the Initial Provisioning Period, the Buyer will have the right to return to the Seller, at a credit of one hundred percent (100%) of the original purchase price paid by the Buyer, unused and undamaged Material set forth above in Subparagraphs 1.1(a) and 1.1(b) originally purchased from the Seller under the terms hereof, provided (i) that the selected protection level for all Material does not exceed ninety-six percent (96%) with a turnaround time of forty-five (45) days, (ii) ***

                         , and (iii) that the Material is returned with the Seller's original documentation and any such documentation (including tags, certificates) required to identify, substantiate the condition of and enable the resale of such Material.

10.2.2 The Seller's agreement in writing is necessary before any Material in excess of the Seller's recommendation may be considered for buy-back.

10.2.3 It is expressly understood and agreed that the rights granted to the Buyer under this Subparagraph 10.2 will not apply to Material that may become obsolete at any time or for any reason other than as set forth in Subparagraph 10.1 above.


10.2.4 Further, it is expressly understood and agreed that all credits referred to above in Subparagraph 10.1(b) will be provided by the Seller to the Buyer exclusively by means of credit notes to be entered into the Buyer's account with the Seller for

          Material.

10.3 All transportation costs for the return of obsolete and surplus Material under this Paragraph 10, including any applicable insurance and customs duties or other related expenditures, will be borne by the Seller, in the case of obsolete Material and by the Buyer, in the case of surplus Material.

11.       WARRANTIES
          ----------

          The Seller in its capacity as "Buyer" under its arrangements with the Manufacturer has negotiated and obtained the following warranties for Seller Parts from the Manufacturer, in its capacity as "Seller", with respect to the Seller Parts, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby guarantees to the Buyer the performance by the Manufacturer of the Manufacturer's obligations and assigns to the Buyer, and the Buyer hereby accepts, all of the rights and obligations of the Seller in the Seller's capacity as "Buyer" as aforesaid under the said warranties for Seller Parts delivered to the Buyer pursuant to this Letter Agreement and the Seller subrogates the Buyer as to all such rights and obligations in respect of such Seller Parts. The Seller hereby warrants to the Buyer that the Seller has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that the Seller will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer. Capitalized terms utilized in the following provisions have the meanings assigned thereto in this Letter Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller. References to clauses and paragraphs in the following provisions refer to clauses in the Agreement and/or to paragraphs in this Letter Agreement.

QUOTE

11.1      Seller Parts
          ------------

          Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts as defined above in Subparagraph 1.1(a) will at the time of delivery to the Buyer:

          (a)  be free from defects in material,

          (b) be free from defects in workmanship, including, without limitation, processes of manufacture,

          (c)  conform to the applicable specification for such part,

          (d) be free from defects in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design,

          (e) permit complete interchangeability among Aircraft and parts of like part-numbered parts, and

          (f) be free and clear of all liens and other encumbrances.

11.2      Warranty Period
          ---------------

          The standard warranty period for defects (i) for Seller Parts defined above in Subparagraphs 1.1(a) is thirty-six (36) months after delivery of such Seller Parts to the Buyer (the "Warranty Period(s)").

11.3      Buyer's Remedy and Seller's Obligation
          --------------------------------------

          The Buyer's remedy and Seller's obligation and liability under this Paragraph 11 are limited to, at the Seller's expense, the repair, replacement or correction of, any defective Seller Part, ***


          The Seller, at its option, may furnish a credit to the Buyer for the future purchase of Seller Parts equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Seller Part.

          The provisions of Subclauses 12.1.5, 12.1.6, 12.1.7 and 12.1.8 of the Agreement will, as applicable, also apply to this Paragraph 11.

11.4      Exclusivity of Warranties and General Limitations of Liability
          --------------------------------------------------------------
          and Duplicate Remedies
          ----------------------

          The Buyer and the Seller recognize and agree that the Exclusivity of Warranties and General Limitations of Liability provisions and the Duplicate Remedies provisions contained in Clause 12 of the Agreement will also apply to the foregoing warranties provided for in this Paragraph 11.

UNQUOTE


          In consideration of the assignment and subrogation by the Seller under this Paragraph 11 in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained.

          EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS
          -------------------------------------------------
          OF LIABILITY AND DUPLICATE REMEDIES
          -----------------------------------

          THIS PARAGRAPH 11 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS LETTER AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY SELLER PART DELIVERED UNDER THIS LETTER AGREEMENT.

          THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS PARAGRAPH 11 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS LETTER AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY SELLER PART DELIVERED UNDER THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO, UNLESS OTHERWISE PROVIDED FOR IN THIS PARAGRAPH 11:

          (1) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE;

          (2)  ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

          (3) ANY RIGHT, CLAIM OR REMEDY FOR TORT, INCLUDING ACTIONS FOR NEGLIGENCE, RECKLESSNESS, INTENTIONAL TORTS, IMPLIED WARRANTY IN TORT AND/OR STRICT LIABILITY;


          (4) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE, OR ANY OTHER STATE OR FEDERAL STATUTE;

          (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

          (6)  ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE

               COMPENSATED FOR:

               (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

               (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

               (c)  LOSS OF PROFITS AND/OR REVENUES;

               (d)  ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

          THE WARRANTIES PROVIDED BY THIS LETTER AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS PARAGRAPH 11 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS PARAGRAPH 11 WILL REMAIN IN FULL FORCE AND EFFECT.

          The remedies provided to the Buyer under this Paragraph 11 as to any defect in respect of the Aircraft or any part thereof are not cumulative. The Buyer will be entitled to the one remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Paragraph 11 for any such particular defect for which remedies are provided under this Paragraph 11; provided, however, that, ***
                         , the Buyer will not be entitled to elect a remedy under one part of this Paragraph 11 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. ***



12.       LEASING
          -------

12.1      Applicable Terms
          ----------------

          The terms and conditions of this Paragraph 12 will apply to the Lessor's (as defined below) stock of Seller Parts listed in Appendix "A" to this Paragraph 12 ("Leased Parts") and will form a part of each lease of any Leased Part by the

          Buyer from the Seller after the date hereof. Except for the description of the Leased Part, the Lease Term, the Leased Part delivery and return locations and the Lease Charges (defined below in Subparagraph 12.4), all other terms and conditions appearing on any order form or other document pertaining to Leased Parts will be deemed inapplicable, and in lieu thereof the terms and conditions of this Paragraph 12 will prevail. For purposes of this Paragraph 12, the term "Lessor" refers to the Seller and the term "Lessee" refers to the Buyer. Parts not included in Appendix "A" to this Paragraph 12 may be supplied under a separate lease agreement between the Seller and the Buyer.

12.2      Lease Procedure: Spare Parts Leased
          -----------------------------------

          At the Lessee's request by telephone (to be confirmed promptly in writing), telegram, letter or other written instrument, the Lessor will lease Leased Parts, which will be made available in accordance with Subparagraph 4.2.3 of this Letter Agreement, to the Lessee as substitutes for parts withdrawn from an Aircraft for repair or overhaul. Each lease of Leased Parts will be evidenced by a lease document ("Lease") issued by the Lessor to the Lessee no later than seven (7) days after delivery of the Leased Part.

12.3      Lease Term: Return
          ------------------

          The term of the lease ("Lease Term") will commence on the date of receipt of the Leased Part by the Lessee or its agent at the Lessee's facility in a serviceable condition and will end on the date of receipt at the Lessor's facility of the Leased Part in a serviceable condition. The Lease Term will not exceed ninety (90) days after the Lessee's receipt of the Leased Part, unless extended by written agreement between Lessor and Lessee within such ninety (90)-day period (such extension not to exceed an additional ninety (90) days). Notwithstanding the foregoing, the Lease Term will end in the event, and upon the date, of exercise of the Lessee's option to purchase the Leased Part, as provided herein.

12.4      Lease Charges and Taxes
          -----------------------

          The Lessee will pay the Lessor (a) a daily rental charge for the Lease Term in respect of each Leased Part equal to one-three-hundred-sixty-fifth (1/365) of the Catalog Price of such Leased Part, as set forth in the Seller's Spare Parts Price List in effect on the date of commencement of the Lease Term, (b) any reasonable additional costs which may be incurred by the Lessor solely and directly as a result of such Lease, such as inspection, test, repair, overhaul and repackaging costs as required to place the Leased Part in serviceable condition,
          (c) all transportation and insurance charges and (d) any taxes (excluding any taxes based on income or gross receipts), charges or customs duties imposed upon the Lessor or its property as a result of the lease, sale, delivery, storage or transfer of any

          Leased Part (the "Lease Charges"). All payments due hereunder will be made in accordance with Paragraph 6 of this Letter Agreement.

          In the event that the Leased Part has not been returned to the Lessor's designated facilities within the time period provided in Subparagraph 12.3 above, the Lessor will be entitled, in addition to any other remedy it may have at law or under this Paragraph 12, to charge to the Lessee, and the Lessee will pay, all of the charges referred to in this Subparagraph 12.4 accruing for each day after the end of the Lease Term and for as long as such Leased Part is not returned to the Lessor and as though the Lease Term were extended to the period of such delay.

          Notwithstanding the foregoing, the Lessor hereby agrees not to charge the Lessee any daily rental charge as referred to above in Subparagraph 12.4(a) from the date that is ninety (90) days after the date of receipt of the Leased Part by the Lessee, provided that (i) the Lessee reasonably demonstrates that the repair station designated by the Lessor and to which the Lessee has sent the damaged item (which is the cause of the lease described in this Paragraph 12) (the "Damaged Item") has failed to perform the repair of the Damaged Item within ninety (90) days, and (ii) the repair station is unable to provide adequate and satisfactory reasons for its nonperformance.

12.5      Title
          -----

          Title to each Leased Part will remain with the Lessor at all times unless the Lessee exercises its option to purchase or exchange it in accordance with Subparagraph 12.8 of this Letter Agreement, in which case title will pass to the Lessee in accordance with Paragraph 7 of this Letter Agreement.

12.6      Risk of Loss
          ------------

          Except for normal wear and tear, each Leased Part will be returned to the Lessor in the same condition as when delivered to the Lessee. However, the Lessee will not without the Lessor's prior written consent repair, modify or alter any Leased Part (other than routine maintenance). Risk of loss or damage to each Leased Part will remain with the Lessee until such Leased Part is redelivered to the Lessor at the return location specified in the applicable Lease. If a Leased
          Part is lost or damaged beyond repair, the Lessee will be deemed to have exercised its option to purchase the part in accordance with Subparagraph 12.8 of this Letter Agreement, as of the date of such loss or damage.

12.7      Record of Flight Hours
          ----------------------

          All flight hours accumulated by the Lessee on each Leased Part during the Lease Term will be documented by the Lessee. Records will be delivered to the Lessor upon return of such Leased Part to the Lessor. In addition, all documentation pertinent to inspection, maintenance and/or rework of the Leased Part to maintain said Leased Part serviceable in accordance with the standards of the Lessor will be delivered to the Lessor upon return of the Leased Part to the Lessor on termination of the Lease.

          Such documentation will include but not be limited to evidence of incidents such as hard landings, abnormalities of operation and corrective action taken by the Lessee as a result of such incidents.

12.8      Option to Purchase
          ------------------

          The Lessee may at its option, exercisable by written notice given to the Lessor, elect during or at the end of the Lease Term to purchase the Leased Part, in which case the then current purchase price for such Leased Part as set forth in the Seller's Spare Parts Price List will be paid by the Lessee to the Lessor. The immediately preceding sentence will apply to new Leased Parts only. In the event the Leased
          Part is not new at commencement of the Lease Term, eighty-five percent (85%) of the then current purchase price for such Leased Part will be paid by the Lessee to the Lessor. Such option will be contingent upon the Lessee providing the Lessor with evidence satisfactory to the Lessor that the original part fitted to the Aircraft is beyond economical repair. Should the Lessee exercise such option, *** (*** ) of the Lease rental charges already invoiced pursuant to Subparagraph
          12.4 (a) will be credited to the Lessee against the said purchase price of the Leased Part.

          Should the Lessee fail to return the Leased Part to the Lessor at the end of the Lease Term, such failure will be deemed to be an election by the Lessee to purchase the Leased Part.

          In the event of purchase, the Leased Part will be warranted in accordance with Clause 11 of this Letter Agreement as though such Leased Part were a Seller Part, provided, however, that (i) the Seller will prorate the full Warranty Period granted to the Buyer according to the actual usage of such Leased Part and (ii) in no event will such Warranty Period be less than six (6) months from the date of purchase of such Leased Part. A warranty granted under this Subparagraph 12.8.3 will be in substitution for the warranty granted under Subparagraph
          12.9 at the commencement of the Lease Term.

12.9      Warranties
          ----------

          The Lessor, in its capacity as "Lessee," under its arrangements with the Manufacturer, in its capacity as "Lessor," has negotiated and obtained the following warranties from the Manufacturer with respect to the Leased Parts, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Lessor hereby assigns to the Lessee, and the Lessee hereby accepts, all of the rights and obligations of the Lessor in the Lessor's capacity as "Lessee" as aforesaid under the said warranties and the Lessor subrogates the Lessee as to all such rights and obligations in respect of Leased Parts during the Lease Term with respect thereto. The Lessor hereby warrants to the Lessee that the Lessor has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Lessee and that the Lessor will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Lessee. Capitalized terms utilized in the following provisions have the meanings assigned thereto in this Letter Agreement, except that the term "Lessor" refers to the Manufacturer and the term "Lessee" refers to the Lessor. References to clauses and paragraphs in the following provisions refer to clauses in the Agreement and/or to paragraphs in this Letter Agreement.

QUOTE

12.9.1 The Lessor warrants that each Leased Part will at the time of delivery thereof:

          (a)  be free from defects in material,

          (b) be free from defects in workmanship, including, without limitation, processes of manufacture,

          (c)  conform to the applicable specification for such part,

          (d) be free from defects in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design,

          (e) permit complete interchangeability among Aircraft and parts of like part-numbered parts, and

          (f) be free and clear of all liens and other encumbrances.

12.9.2    Survival of Warranties
          ----------------------

          With respect to each Leased Part, the warranty set forth above in Subparagraph 12.9.1(a) will not survive delivery, and the warranties set forth above in Subparagraphs 12.9.1(b) through 12.9.1(f) will survive delivery only upon the conditions and subject to the limitations set forth below in Subparagraphs 12.9.3 through 12.9.8.

12.9.3    Warranty and Notice Periods
          ---------------------------

          The Lessee's remedy and the Lessor's obligation and liability under this Subparagraph 12.9, with respect to each defect, are conditioned upon (i) the defect having become apparent within the Lease Term and
          (ii) the Lessor's warranty administrator having received written notice of the defect from the Lessee within ***

12.9.4    Return and Proof
          ----------------

          The Lessee's remedy and the Lessor's obligation and liability under this Subparagraph 12.9, with respect to each defect, are also conditioned upon:

          (a) the return by the Lessee as soon as practicable to the return location specified in the applicable Lease, or such other place as may be mutually agreeable, of the Leased Part claimed to be defective, and

          (b) the submission by the Lessee to the Lessor's warranty administrator of reasonable proof that the claimed defect is due to a matter embraced within the Lessor's warranty under this Subparagraph 12.9 and that such defect did not result from any act or omission of the Lessee, including but not limited to any failure to operate or maintain the Leased Part claimed to be defective or the Aircraft in which it was installed in accordance with the Lessee's FAA-approved maintenance program.

12.9.5    Remedies
          --------

          The Lessee's remedy and the Lessor's obligation and liability under this Subparagraph 12.9 with respect to each defect are limited to the repair of such defect in the Leased Part in which the defect appears, or, as mutually agreed, to the replacement of such Leased Part with a similar part free from defect.

          Any replacement part furnished under this Subparagraph 12.9.5 will for the purposes of this Letter Agreement be deemed to be the Leased Part so replaced.

12.9.6    Suspension and Transportation Costs
          -----------------------------------

12.9.6.1 If a Leased Part is found to be defective and is covered by this warranty, the Lease Term and the Lessee's obligation to pay rental charges as provided in Subparagraph 12.4(a) of this Letter Agreement will be suspended from the date on which the Lessee notifies the Lessor of such defect until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part, provided, however, that the Lessee has withdrawn such defective Leased Part from use, promptly after giving such notice to the Lessor. If the defective Leased Part is replaced, such replacement will be deemed to no longer be a Leased Part under the Lease as of the date on which such part was received by the Lessor at the return location specified in the applicable Lease.

          If a Leased Part is found to be defective on first use by the Lessee and is covered by this warranty, no rental or other charges as provided in Subparagraph 12.4(a) will accrue and be payable by the Lessee until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part in a manner satisfactory to the Lessee.

12.9.6.2 All transportation and insurance costs associated with the return of the defective

          Leased Part to the Lessor and the return of the repaired, corrected or replacement part to the Lessee will be borne by the Lessor.

12.9.7    Wear and Tear
          -------------

          Normal wear and tear and the need for regular maintenance and overhaul will not constitute a defect or nonconformance under this Subparagraph 12.9.

12.9.8    Exclusivity of Warranties and General Limitations of Liability
          --------------------------------------------------------------
          and Duplicate Remedies
          ----------------------

          The Lessee and the Lessor recognize and agree that the Exclusivity of Warranties and General Limitations of Liability provisions and the Duplicate Remedies provisions contained in Clause 12 of the Agreement will also apply to the foregoing warranties provided for in this Subparagraph 12.9.

UNQUOTE


          In consideration of the assignment and subrogation by the Seller under this Subparagraph 12.9 in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained.

          EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS
          -------------------------------------------------
          OF LIABILITY and DUPLICATE REMEDIES
          -----------------------------------

          THIS PARAGRAPH 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS LETTER AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY LEASED PART DELIVERED UNDER THIS LETTER AGREEMENT.

          THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS PARAGRAPH 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS LETTER AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE

          SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY LEASED PART DELIVERED UNDER THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO, UNLESS OTHERWISE PROVIDED FOR IN THIS PARAGRAPH 12:

          (1) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

          (2)  ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

          (3) ANY RIGHT, CLAIM OR REMEDY FOR TORT, INCLUDING ACTIONS FOR NEGLIGENCE, RECKLESSNESS, INTENTIONAL TORTS, IMPLIED WARRANTY IN TORT AND/OR STRICT LIABILITY;


          (4) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE, OR ANY OTHER STATE OR FEDERAL STATUTE;

          (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

          (6) ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

               (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

               (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

               (c)  LOSS OF PROFITS AND/OR REVENUES;

               (d)  ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

          THE WARRANTIES PROVIDED BY THIS LETTER AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN

          INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS PARAGRAPH 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS PARAGRAPH 12 WILL REMAIN IN FULL FORCE AND EFFECT.

          The remedies provided to the Buyer under this Paragraph 12 as to any defect in respect of the Aircraft or any part thereof are not cumulative. The Buyer will be entitled to the one remedy which provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Paragraph 12 for any such particular defect for which remedies are provided under this Paragraph 12; provided, however, that, ***
                            , the Buyer will not be entitled to elect a remedy under one part of this Paragraph 12 which constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. ***

                            APPENDIX "A" TO CLAUSE 12
                                                       -------------------------

                           SELLER PARTS LEASING LIST

                                 (Leased Parts)
                                 --------------


AILERONS

AUXILIARY POWER UNIT (APU) DOORS

CARGO DOORS

PASSENGER DOORS

ELEVATORS

FLAPS

LANDING GEAR DOORS

RUDDER

TAIL CONE

WING SLATS

SPOILERS

AIRBRAKES

WING TIPS

RADOMES

13.       ***
          --------------------------

13.1      ***



13.2      ***



13.3      ***



13.4      ***



14.       TERMINATION
          -----------

          Any termination under Clause 10, 11 or 21 of the Agreement or under the Letter Agreements thereto will discharge all obligations and liabilities of the parties hereunder with respect to such undelivered Material, services, data or other items to be purchased hereunder that are applicable to those undelivered Aircraft as to which the Agreement has been terminated. Termination under this Paragraph 14 notwithstanding new and unused Material in excess of the Buyer's requirements due to such Aircraft cancellation will be repurchased by the Seller as provided in Subparagraph 10.2 of this Letter Agreement.

15.       ASSIGNMENT
          ----------

          This Letter Agreement may be assigned in accordance with Clause 19 of the Agreement.

          If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                              Very truly yours,

                                              AVSA, S.A.R.L.


                                              By:    /s/Christophe Mourey
                                                     ---------------------------
                                              Its:   Chief Executive Officer
                                                     ---------------------------
                                              Date:  October 31, 1997
                                                     ---------------------------

Accepted and Agreed

US Airways Group, Inc.


By:    /s/Thomas A. Fink
       -----------------------
Its:   Treasurer
       -----------------------
Date:  October 31, 1997
       -----------------------

                             LETTER AGREEMENT NO. 2


                                                          As of October 31, 1997


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:  DELIVERIES
     ----------

Ladies and Gentlemen:

     US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

     Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.   ***
     ----------------------

     ***



2.   RECONFIRMABLE AIRCRAFT
     ----------------------

     In order to provide the Buyer with flexibility to meet its future fleet mix requirements, the Seller grants the Buyer the right to reconfirm its order for each and any Reconfirmable Aircraft. The Buyer will notify the Seller in writing by no later than *** (*** ) *** before the scheduled month of delivery of a Reconfirmable Aircraft as to whether it reconfirms the order for the applicable Reconfirmable Aircraft.

     ***



          Upon such nonreconfirmation, the Buyer's rights with respect to the Reconfirmable Aircraft that was not reconfirmed will expire and the parties will have no further obligations to one another with respect to such Reconfirmable Aircraft.



3.   ***
     ---------------------------

3.1  ***

3.2  ***



4.   ***
     ----------------

4.1  ***



4.2  ***

5.   LEASED AIRCRAFT
     ---------------

     If the Buyer wishes to lease A319, A320 or A321 aircraft, the Seller will assist the Buyer in locating such aircraft (the "Leased Aircraft") from leasing companies. In the event that the Leased Aircraft need to have a ***



6.   ***
     --------

6.1  ***

6.2  ***





     ***





7.   EXCUSABLE DELAYS
     ----------------

7.1  Unanticipated Delay
     -------------------

     Subclause 10.2 of the Agreement is hereby amended as follows:

7.2  Anticipated Delay
     -----------------

     ***



8.   INEXCUSABLE DELAYS
     ------------------

8.1  Subclause 11.1 of the Agreement is hereby amended as follows:

     ***



8.2  Subclause 11.4 of the Agreement is hereby amended as follows:

     ***



9.   ***
     -----------------

     ***



10.  BUYER FURNISHED EQUIPMENT
     -------------------------

11.  ASSIGNMENT
     ----------

     This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 11 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.

     If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.


                              Very truly yours,

                              AVSA, S.A.R.L.


                              By:   /s/Christophe Mourey
                                    --------------------------
                              Its:  Chief Executive Officer
                                    --------------------------
                              Date:  October 31, 1997
                                    --------------------------

Accepted and Agreed

US Airways Group, Inc.



By:   /s/Thomas A. Fink
     ---------------------------
Its:    Treasurer
     ---------------------------
Date:  October 31, 1997
     ---------------------------

                             LETTER AGREEMENT NO. 3


                                                          As of October 31, 1997


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:  ADDITIONAL AIRCRAFT
     -------------------

Ladies and Gentlemen:

     US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

     Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.   SCOPE
     -----

     ***



2.   DELIVERIES
     ----------

     Upon the Buyer's written request from time to time, the Seller will offer the Buyer delivery positions for Additional Aircraft by month and year subject to the Manufacturer's Commercial Constraints and Industrial Constraints at the time of request. ***



     Delivery positions offered by the Seller for Additional Aircraft will be held for the Buyer during the five (5) Working Day period following the Seller's offer. The Buyer may exercise its option to purchase each such Additional Aircraft by written notice to the Seller and by making any Predelivery Payment then due as set forth in Subclause 6.2.2.2 of the Agreement. ***



3.   ***
     ----------------------

3.1  ***

3.2  ***



3.3  ***



4.   ASSIGNMENT
     ----------

     This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.

     If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.


                              Very truly yours,

                              AVSA, S.A.R.L.


                              By:   /s/Christophe Mourey
                                    --------------------------
                              Its:  Chief Executive Officer
                                    --------------------------
                              Date: October 31, 1997
                                    --------------------------

Accepted and Agreed

US Airways Group, Inc.



By:   /s/Thomas A. Fink
     ---------------------------
Its:  Treasurer
     ---------------------------
Date: October 31, 1997
     ---------------------------

                             LETTER AGREEMENT NO. 4


                                                          As of October 31, 1997


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:  CONVERSION RIGHTS
     -----------------

Ladies and Gentlemen:

     US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

     Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.   CONVERSION RIGHT
     ----------------

1.1 In order to provide the Buyer with additional flexibility to meet its future fleet mix requirements, the Seller grants the Buyer aircraft type conversion rights under the terms and conditions contained in this Paragraph 1 (the "Conversion Right").

     ***

     (iii) The Conversion Right will be subject to the Manufacturer's Commercial Constraints and Industrial Constraints at the time the Buyer elects to exercise its Conversion Right.

1.2 The Buyer's exercise of its Conversion Right with respect to a particular Aircraft will result in an adjustment to the Predelivery Payment Reference Price and Predelivery Payments due in respect of the converted Aircraft (a "Converted Aircraft").

     If the Predelivery Payment Reference Price for a Converted Aircraft is higher than it was for the Aircraft from which it was converted (the "Original Aircraft"), then the difference between the Predelivery Payments the Buyer has paid and what it would have paid had the Converted Aircraft been an Original Aircraft will be due within three (3) Working Days of conversion, and conversion will be effective when the Buyer pays such difference.


     ***



2.   ***
     -----------------------------

     ***

3.   ASSIGNMENT
     ----------

     This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.

     If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.



                              Very truly yours,

                              AVSA, S.A.R.L.


                              By:   /s/ Christophe Mourey
                                    --------------------------

                              Its:  Chief Executive Officer
                                    --------------------------

                              Date: October 31, 1997
                                    --------------------------

Accepted and Agreed

US Airways Group, Inc.



By:   /s/ Thomas A. Fink
      --------------------------

Its:  Treasurer
      --------------------------

Date: October 31, 1997
      --------------------------

                             LETTER AGREEMENT NO. 5



                                                          As of October 31, 1997


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:   PURCHASE INCENTIVES
     --------------------

Ladies and Gentlemen:

     US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

     Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.   ***
     ------------------------

1.1  ***
     -------------------------



1.2  ***
     ----------------------

     ***



1.3  ***
     ----------------------

     ***

1.4. ***
     ----------------------

     ***



1.5  ***
     -------------------------

     ***



1.6  ***
     -----------------------

     ***

1.7    ***
       ---------------------

1.7.1  ***

1.7.2  ***



1.8    ***
       ------------------------



2.     ***
       ----------------------

2.1    ***
       ----------------------

2.1.1  ***



2.1.2  ***

2.1.3 ***



2.2   ***
      ---------------------------

      ***



3.    PROPULSION SYSTEMS INCENTIVES
      -----------------------------

      Except as otherwise agreed to by the Buyer and the manufacturer of the Propulsion Systems and notified to the Seller, the Propulsion Systems Reference Prices for the engines and the CFM Credit are subject to escalation to the date of delivery of the applicable Aircraft by applying the Propulsion Systems' manufacturers' price revision formulas (set forth in Exhibit "H" to the Agreement) and to changes imposed by the Propulsion Systems' manufacturers.

      The Buyer will negotiate directly with the Propulsion Systems' manufacturers engine pricing, credits, escalation, and other commercial issues. As a result of such negotiation, the Propulsion Systems' manufacturer's price revision formula in Exhibit "H" to this Agreement may be revised.

4.    ASSIGNMENT
      ----------

      This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.

     If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.



                              Very truly yours,

                              AVSA, S.A.R.L.


                              By:   /s/ Christophe Mourey
                                    --------------------------
                              Its:  Chief Executive Officer
                                    --------------------------
                              Date: October 31, 1997
                                    --------------------------

Accepted and Agreed

US Airways Group, Inc.



By:   /s/ Thomas A. Fink
      ---------------------------
Its:  Treasurer
      ---------------------------
Date: October 31, 1997
      ---------------------------

                            LETTER AGREEMENT NO. 6


                                                          As of October 31, 1997


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:   SPECIFICATION MATTERS
      ---------------------

Ladies and Gentlemen:

     US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

     Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.   ***
     -------------------------

     ***



2.   ***
     ------------------------------

2.1  ***












2.2  ***



3.   ***
     -------------------------------

3.1  ***



3.2  ***

3.3  ***




4.   ***
     ------------------------

4.1  ***



4.2  ***



5.   ***
     ------------------



6.   ***
     --------------------

     ***

7.   ***
     --------------------

     ***










8.   ***
     ------------------

8.1  ***







8.2  ***








8.3  ***

9.   ASSIGNMENT
     ----------

     This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 8 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.

     If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.



                              Very truly yours,

                              AVSA, S.A.R.L.


                              By:   /s/ Christophe Mourey
                                    --------------------------
                              Its:  Chief Executive Officer
                                    --------------------------
                              Date: October 31, 1997
                                    --------------------------


Accepted and Agreed

US Airways Group, Inc.



By:   /s/ Thomas A. Fink
      ---------------------------
Its:  Treasurer
      ---------------------------
Date: October 31, 1997
      ---------------------------

                            LETTER AGREEMENT NO. 7


                                                          As of October 31, 1997


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re: PRODUCT SUPPORT
    ---------------

Ladies and Gentlemen:

     US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

     Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.   PRODUCT SUPPORT RESPONSIVENESS
     ------------------------------

1.1 The Seller and the Manufacturer will promptly respond to, and deal with, any correspondence or request from the Buyer with respect to product support issues.

1.2 The precise contents of the product support package may be adjusted over time, by way of exchanges within the envelope of such package, to better match the Buyer's product support needs.

2.   ***
     ----------------

2.1  ***
     ----------------

     ***



2.2  ***
     ----------------

     ***



2.3  ***
     -------------------------

     ***

2.4    ***
       -------------------------

2.4.1  ***





2.4.2  ***

2.5  No Fault-Found Policy
     ---------------------

     The Seller has developed a "No Fault Found Policy" covering Vendor Parts and Seller Parts, as specified in the booklet SG-S/921.0067/96. Such policy will not be changed in a manner adverse to the Buyer.



3.   ***
     ---------------------

3.1  ***



3.2  ***








4.   TECHNICAL PUBLICATIONS
     ----------------------

4.1 The Buyer and the Seller agree that an integral portion of the Technical Publications product support is the implementation of a functioning "E-Pubs" system by the Buyer prior to delivery of the first Aircraft. Accordingly, the Buyer and the Seller will together devise a plan to (a) make available to the Buyer on such "E-Pubs" system all Technical Publications now only available on CD-ROM, (b) the Buyer and the Seller will commit to implement "E-Pubs" as soon as practicable, and (c) agree on the allocation of the costs of any necessary interim implementation.


4.2 Aircraft MSG-3 analysis will be provided to the Buyer as part of the Technical Publications package.

4.3 The Seller will provide the Buyer an interior and exterior aircraft placards manual specifying which placards are required for aircraft dispatch.

4.4  ***



4.5 On the Buyer's request, the Seller will provide the Buyer certification data for specific material, including flammability coupons, when such data is available to the Seller.

4.6  ***



5.   TRAINING
     --------

5.1  ***



5.2  ***

5.3    ***



5.4.1  ***



5.4.2  ***



5.5    ***

6.   MAINTENANCE PLANNING
     --------------------

6.1  ***





6.2  ***





7.   ENTRY-INTO-SERVICE
     ------------------

7.1  ***



7.2  ***

8.   TOOLING
     -------

8.1  ***




8.2  ***




8.3  ***



8.4  ***








9.   ***
     --------------------------

9.1  ***



9.2  ***

9.3  ***



9.4  ***



9.5  ***



10.  ASSIGNMENT
     ----------

     This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 10 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.

     If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                              Very truly yours,

                              AVSA, S.A.R.L.


                              By:   /s/ Christophe Mourey
                                    --------------------------
                              Its:  Chief Executive Officer
                                    --------------------------
                              Date: October 31, 1997
                                    --------------------------


Accepted and Agreed

US Airways Group, Inc.



By:   /s/ Thomas A. Fink
      ---------------------------
Its:  Treasurer
      ---------------------------
Date: October 31, 1997
      ---------------------------

A319-112
CFM 56-5B-6 ENGINES


       2) Diversion consisting of climb and cruise in ISA+10 (degrees) C conditions over a still air distance of 150 nautical miles starting at 1,500 ft pressure altitude above the destination airport.
       3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10 (degrees) C conditions.

2.4 The A319 Aircraft will be capable of carrying a fixed payload of *** over a guaranteed still air stage distance of not less than *** when operated under the conditions defined below:

2.4.1 The departure airport conditions are such as to allow the required takeoff weight to be used without restriction.

       The destination airport conditions are such as to allow the required landing weight to be used without restriction.

2.4.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.4.3 An allowance of 490 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed in ISA+10 (degrees) C conditions.

2.4.4 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10 (degrees) C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.4.5 An allowance of 200 lb of fuel is included for approach and landing at the destination airport.

2.4.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.4.4 above.

2.4.7 At the end of approach and landing 7,080 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

       1)  Missed approach
       2) Diversion consisting of climb and cruise in ISA+10 (degrees) C conditions over a still air distance of 150 nautical miles starting at 1,500 ft pressure altitude above the destination airport.
       3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10 (degrees) C conditions.

A319-112
CFM 56-5B-6 ENGINES


2.5 The A319 Aircraft will be capable of carrying a fixed payload of *** a guaranteed still air stage distance of not less than 2,845 nautical miles when operated under the conditions defined below:

2.5.1 The departure airport conditions are such as to allow the required takeoff weight to be used without restriction.

       The destination airport conditions are such as to allow the required landing weight to be used without restriction.

2.5.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.5.3 An allowance of 470 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed in ISA+10 (degrees) C conditions.

2.5.4 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10 (degrees) C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.5.5 An allowance of 200 lb of fuel is included for approach and landing at the destination airport.

2.5.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.5.4 above.
2.5.7 At the end of approach and landing 6,890 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

       1)  Missed approach
       2) Diversion consisting of climb and cruise in ISA+10 (degrees) C conditions over a still air distance of 150 nautical miles starting at 1,500 ft pressure altitude above the destination airport.
       3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10 (degrees) C conditions.

2.6 The mission payload guarantee defined in Subparagraph 2.1 and the mission fuel burn guarantee defined in Subparagraph 2.3 and the mission ranges defined in Subparagraphs 2.4 and 2.5 are based on the Buyer's Manufacturer's Weight Empty as defined in Subparagraph 3.3 below plus a fixed allowance of 10,730 lb for Customer Changes and Operators Items.

                           LETTER AGREEMENT NO. 8A


                                                        As of October 31, 1997

US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re: A319-112 PERFORMANCE GUARANTEES
    -------------------------------

Ladies and Gentlemen:

         US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8A (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

         The Seller, in its capacity as "Buyer" under its arrangement with the Manufacturer, has negotiated and obtained the following performance and weight guarantees (the "Guarantees") from the Manufacturer, in its capacity as "Seller" with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby guarantees to the Buyer the performance by the Manufacturer of the Manufacturer's obligations and assigns to the Buyer and the Buyer hereby accepts, as to each A319 Aircraft delivered to the Buyer under the Agreement, all of the rights and obligations of the Seller with respect to such A319 Aircraft in the Seller's capacity as "Buyer" as aforesaid under the said Guarantees and the Seller



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subrogates the Buyer into all such rights and obligations in respect of such
A319 Aircraft. The Seller hereby warrants to the Buyer that it has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer.

     Capitalized terms used in the following quoted provisions and not otherwise defined herein will have the meanings assigned thereto in the Agreement except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller (as defined in the Agreement).

QUOTE
-----

       PREAMBLE
       --------

       The guarantees defined below (the "Guarantees") are applicable to the A319 Aircraft as described in the Technical Specification J.000.02000 Issue 3 dated 29 March 1995 amended by Specification Change Notices for:

       i)   the fitting CFM International CFM 56-5B-6 propulsion systems

       ii)  the increase in the Maximum Take-Off Weight to 166,450 lb (75,500
            kg)

       without taking into account any further changes thereto as provided in the Agreement.

       Notwithstanding the foregoing the Seller reserves the right to increase the Design Weights above the weights shown in the Specification in order to satisfy the Guarantees.

1      GUARANTEED PERFORMANCE
       ----------------------

1.1    Take-off
       --------

1.1.1 FAR take-off field length at an A319 Aircraft gross weight of 166,450 lb (75,500 kg) at the start of ground run at sea level pressure altitude at a temperature of 84 (degrees) F will be not more than a guaranteed value of 8,980 feet.

1.1.2  When operated under the following conditions (representative of PHX 08R):


       Pressure altitude        : 1,133 ft
       Ambient temperature      : 100 (degrees) F



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       Take-off run available ("TOR")           : 10,300 feet
       Take-off distance available              : 10,300 feet
       Accelerate-stop distance available       : 10,300 feet
       Slope                                    : 0.20% uphill
       Wind                                     : Zero
       Obstacles (height and distance           : 15 feet/1,438 feet
                 from end of TOR)               : 418 feet/17,285 feet

       the maximum permissible weight at the start of ground run will be not less than a guaranteed value of 158,250 lb.

1.1.3 When operated under the following conditions (representative of DEN 09):



       Pressure altitude                        : 5,431 ft
       Ambient temperature                      : 84 (degrees) F
       Take-off run available ("TOR")           : 12,000 feet
       Take-off distance available              : 12,000 feet
       Accelerate-stop distance available       : 12,000 feet
       Slope                                    : 0.01% uphill
       Wind                                     : Zero
       Obstacles                                : None

       the maximum permissible weight at the start of ground run will be not less than a guaranteed value of 158,700 lb.

1.2    Second Segment
       --------------

       The A319 Aircraft will meet FAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in Subparagraph 1.1.


1.3    Initial Cruise Altitude
       -----------------------

       At an A319 Aircraft gross weight of 145,000 lb in ISA+10 (degrees) C conditions the pressure altitude for :

       1) Level flight at a true Mach number of 0.78 using a thrust not exceeding maximum



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           cruise thrust

       2)  A rate of climb of not less than 300 ft/min at a true Mach number of
           0.78 using a thrust not exceeding maximum climb thrust
       3) A buffet maneuver margin of not less than 0.3g at a true Mach number of 0.78 will be not less than a guaranteed value of 37,000 ft.

1.4    Speed
       -----

       Level flight speed at an A319 Aircraft gross weight of 145,000 lb at a pressure altitude of 35,000 ft in ISA+10 (degrees) C conditions using a thrust not exceeding maximum cruise thrust will be not less than a guaranteed true Mach number of 0.805.

1.5    Specific Range
       --------------

1.5.1 The nautical miles per pound of fuel at an A319 Aircraft gross weight of 145,000 lb at a pressure altitude of 35,000 ft in ISA+10 (degrees) C conditions at a true Mach number of 0.78 will be not less than a guaranteed value of 0.0833 nm/lb.

1.5.2 The nautical miles per pound of fuel at an A319 Aircraft gross weight of 140,000 lb at a pressure altitude of 37,000 ft in ISA+10 (degrees) C conditions at a true Mach number of 0.78 will be not less than a guaranteed value of 0.0867 nm/lb.

1.6    En-route One Engine Inoperative
       -------------------------------

       The A319 Aircraft will meet FAR regulations minimum en-route climb one engine inoperative and the other operating at the maximum continuous thrust with anti-icing off at an A319 Aircraft gross weight of 145,000 lb in the cruise configuration in ISA+10 (degrees) C conditions at a guaranteed pressure altitude of not less than 16,000 ft.

1.7    Landing Field Length
       --------------------

1.7.1 FAR certified wet landing field length at an A319 Aircraft gross weight of 134,480 lb (61,000 kg) at sea level pressure altitude will be not greater than 5,720 feet.

1.7.2 FAR certified wet landing field length at an A319 Aircraft gross weight of 134,480 lb (61,000 kg) at a pressure altitude of 5,431 ft will be not greater than 6,500 feet.

2      MISSION GUARANTEES
       ------------------



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2.1    The A319 Aircraft will be capable of carrying a guaranteed payload of not less than *** over a still air stage distance of 2,610 nautical miles (representative of PHL to SFO with a 65 knot headwind) when operated under the conditions defined below:

2.1.1 The departure airport conditions (representative of PHL 09R) are as follows:



       Pressure altitude                        : 21 ft
       Ambient temperature                      : 84 (degrees) F
       Take-off run available ("TOR")           : 10,499 feet
       Take-off distance available              : 10,499 feet
       Accelerate-stop distance available       : 10,499 feet
       Slope                                    : 0.10% downhill
       Wind                                     : Zero
       Obstacles (height and distance           : 17 feet/1,090 feet
                 from end of TOR)               : 57 feet/4,306 feet
                                                : 178 feet/9,500 feet

       The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is 11 feet.

2.1.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.1.3 An allowance of 505 lb of fuel is included for take-off and climb to 1,500 ft above the departure airport at 84 (degrees) F with acceleration to climb speed.

2.1.4 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft above the destination airport are conducted in ISA+10 (degrees) C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.1.5 An allowance of 190 lb of fuel is included for approach and land at the destination airport.

2.1.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.1.4 above.

2.1.7 At the end of approach and land 7,110 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

       1)  Missed approach



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       2)  Diversion consisting of climb and cruise in ISA+10 (degrees) C conditions over a still air distance of 150 nautical miles starting at 1,500 ft above the destination airport.
       3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10 (degrees) C conditions.

2.2 The A319 Aircraft will be capable of carrying a guaranteed payload of not less than *** over a still air stage distance of 1,545 nautical miles (representative of STT to PHL with a 37 knot headwind) when operated under the conditions defined below:

2.2.1 The departure airport conditions (representative of STT 10) are as follows:



       Pressure altitude                        : 24 ft
       Ambient temperature                      : 84 (degrees) F
       Take-off run available ("TOR")           : 7,000 feet
       Take-off distance available              : 7,000 feet
       Accelerate-stop distance available       : 7,000 feet
       Slope                                    : 0.20% downhill
       Wind                                     : Zero
       Obstacle (height and distance            : 17 feet/2,083 feet
              from end of TOR)

       The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is 21 feet.

2.2.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.2.3 An allowance of 445 lb of fuel is included for take-off and climb to 1,500 ft above the departure airport at 84 (degrees) F with acceleration to climb speed.

2.2.4 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft above the destination airport are conducted in ISA+10 (degrees) C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.


2.2.5 An allowance of 200 lb of fuel is included for approach and land at the destination airport.

2.2.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.2.4 above.

2.2.7 At the end of approach and land 7,140 lb of fuel will remain in the tanks. This



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       represents the estimated fuel required for:

       1)  Missed approach
       2) Diversion consisting of climb and cruise in ISA+10 (degrees) C conditions over a still air distance of 150 nautical miles starting at 1,500 ft above the destination airport.
       3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10 (degrees) C conditions.

2.3 In carrying a fixed payload of 26,760 lb over a still air stage distance of 2,000 nautical miles when operated under the conditions defined below the Block Fuel will be not more than a guaranteed value of *** .

2.3.1 The departure airport conditions are such as to allow the required take-off weight to be used without restriction.

       The destination airport conditions are such as to allow the required landing weight to be used without restriction.

2.3.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.3.3 An allowance of 430 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed at a temperature of 84 (degrees) F.

2.3.4 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10 (degrees) C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.3.5 An allowance of 200 lb of fuel is included for approach and landing at the destination airport.

2.3.6 An allowance of 70 lb of fuel is included for taxi at the destination airport.

2.3.7 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.3.4 above.

       Block Fuel is defined as the fuel burnt during taxi, take-off, climb, cruise, descent and approach and landing as described in Subparagraphs
       2.3.2 to 2.3.6 inclusive.

2.3.8 At the end of approach and landing 6,890 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

       1)  Missed approach



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       2) Diversion consisting of climb and cruise in ISA+10 (degrees) C conditions over a still air distance of 150 nautical miles starting at 1,500 ft pressure altitude above the destination airport.
       3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10 (degrees) C conditions.

2.4 The A319 Aircraft will be capable of carrying a fixed payload of 31,960 lb over a guaranteed still air stage distance of not less than *** when operated under the conditions defined below:

2.4.1 The departure airport conditions are such as to allow the required takeoff weight to be used without restriction.

       The destination airport conditions are such as to allow the required landing weight to be used without restriction.

2.4.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.4.3 An allowance of 490 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed in ISA+10 (degrees) C conditions.

2.4.4 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10 (degrees) C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.4.5 An allowance of 200 lb of fuel is included for approach and landing at the destination airport.

2.4.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.4.4 above.

2.4.7 At the end of approach and landing 7,080 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

       1)  Missed approach
       2) Diversion consisting of climb and cruise in ISA+10 (degrees) C conditions over a still air distance of 150 nautical miles starting at 1,500 ft pressure altitude above the destination airport.
       3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10 (degrees) C conditions.




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2.5    The A319 Aircraft will be capable of carrying a fixed payload of 26,760 lb over a guaranteed still air stage distance of not less than *** when operated under the conditions defined below:

2.5.1 The departure airport conditions are such as to allow the required takeoff weight to be used without restriction.

       The destination airport conditions are such as to allow the required landing weight to be used without restriction.

2.5.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.5.3 An allowance of 470 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed in ISA+10 (degrees) C conditions.

2.5.4 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10 (degrees) C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.5.5 An allowance of 200 lb of fuel is included for approach and landing at the destination airport.

2.5.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.5.4 above.
2.5.7 At the end of approach and landing 6,890 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

       1)  Missed approach
       2) Diversion consisting of climb and cruise in ISA+10 (degrees) C conditions over a still air distance of 150 nautical miles starting at 1,500 ft pressure altitude above the destination airport.
       3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10 (degrees) C conditions.

2.6 The mission payload guarantee defined in Subparagraph 2.1 and the mission fuel burn guarantee defined in Subparagraph 2.3 and the mission ranges defined in Subparagraphs 2.4 and 2.5 are based on the Buyer's Manufacturer's Weight Empty as defined in Subparagraph 3.3 below plus a fixed allowance of 10,730 lb for Customer Changes and Operators Items.



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       The mission payload guarantee defined in Subparagraph 2.2 is based on the
       Buyer's Manufacturer's Weight Empty as defined in Subparagraph 3.3 below plus a fixed allowance of 12,230 lb for Customer Changes and Operators Items.

3      MANUFACTURER'S WEIGHT EMPTY AND USABLE LOAD
       --------------------------------------------

3.1 The Seller guarantees a Buyer's Manufacturer's Weight Empty of *** .

3.2 The Seller guarantees that the difference between the Buyer's Manufacturer's Weight Empty and the Maximum Zero Fuel Weight will be not less than ***

3.3 For the purposes of this Paragraph 3 and of Subparagraph 2.6 above the Buyer's Manufacturer's Weight Empty is the Manufacturer's Weight Empty defined in Section 13-10.00.00 of the Specification amended by the Specification Changes defined in the Preamble to this Letter Agreement and is subject to adjustment as defined in Subparagraph 7.2.

       For information only an analysis of the Buyer's Manufacturer's Weight Empty, Customer Changes, Operators Items and Operating Weight Empty is shown in Appendix A to this Letter Agreement.



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4      NOISE
       -----

4.1    External
       --------

4.1.1 The Seller guarantees that the A319 Aircraft will be certified in accordance with FAR Part 36 Noise Standards, issue 1988, including Amendment 36-15, Stage 3. The applicable noise limits are as defined in paragraphs 36.201 and c36.5 (3).

4.1.2  ***
       ----------------------------------

       ***



4.1.3  ***
       --------------------------------

       ***



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4.2    Internal
       --------

4.2.1  Cockpit noise
       -------------

       At a pressure altitude of 35,000 ft and a Mach number of M=0.78 in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level
       (SPL) will not exceed *** and the Speech Interference level (SIL) will not exceed ***.


4.2.2  Cabin noise
       -----------

       At a pressure altitude of 35,000 ft and a Mach number of M=0.78 in still air under ISA conditions, the guaranteed A-Weighted Sound Pressure Level
       (SPL) and the Speech Interference Level (SIL) will be as follows:

       -  the A-Weighted SPL will not exceed ***      over the whole seating
          area.

       - the SIL will not exceed *** along the front 40% of the passenger compartment and will not exceed *** along the remaining 60% of the passenger compartment length.

4.2.3 On the ground and under the conditions defined in Subparagraph 5.9 below the noise levels in the passenger compartment with passenger doors open or closed the A-weighted Sound Pressure Level ("SPL") will not exceed *** and the Speech Interference Level ("SIL") will not exceed *** .


5      GUARANTEE CONDITIONS
       --------------------

5.1 The performance and noise certification requirements for the A319 Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

5.2 For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted and the use of speedbrakes,



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       flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

       When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

5.3 The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in Section 21-30.32 of the Specification and an average ventilation rate not less than the amount defined in the Specification but no air will be bled from the engines for anti-icing.

5.4 Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 6.3 below may be such as to optimize the A319 Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

5.5 The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

5.6 Where applicable the Guarantees assume the use of an approved fuel having a density of 6.7 lb/US gallon and a lower heating value of 18,590 BTU/lb.

5.7 Speech interference level (SIL) is defined as the arithmetic average of the sound pressure levels in the 1,000, 2,000, and 4,000 Hz octave bands. A-weighted sound level (dBA) is as defined in the American National Standard Specification ANSI.4-1971. ***




5.8    The sound levels guaranteed in Subparagraph 4.2

       i) will be measured at the positions defined in Section 03-83.10 of the Specification
       ii) refer to an A319 Aircraft with standard acoustic insulation and an interior completely furnished. The effect on noise of Buyer Furnished Equipment other than passenger seats will be the responsibility of the Buyer.



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5.9    For the purposes of the sound levels guaranteed in Subparagraph 4.2.3 the
       APU and air conditioning system will be operating. Sound level measurements may be made at the prevailing ambient temperature with the air conditioning packs controlled to approximate air conditioning machinery rotational speed appropriate to an ambient temperature of 25(degrees)C.

6      GUARANTEE COMPLIANCE
       --------------------

6.1 Compliance with the Guarantees will be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

6.2 Compliance with the take-off, second segment, en-route one engine inoperative, landing and certified noise elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3 Compliance with those parts of the Guarantees defined in Paragraphs 1 and 2 above not covered by the requirements of the certifying Airworthiness Authority will be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, as agreed between the Buyer and the Seller) A319 aircraft of the same aerodynamic configuration as those A319 Aircraft purchased by the Buyer.

6.4 Compliance with the Manufacturer's Weight Empty and Usable Load guarantees defined in Paragraph 3 will be demonstrated with reference to a weight compliance report.

6.5 Compliance with the mission guarantees defined in Paragraph 2 will be demonstrated with reference to the weight compliance report described in Subparagraph 6.4.

6.6 Compliance with the guarantees defined in Subparagraphs 4.1.2 and 4.1.3 will be based on data collected for noise certification purposes. ***



6.7 Compliance with the noise guarantees defined in Subparagraph 4.2 will be demonstrated with reference to noise surveys conducted on one (or more, at the Seller's discretion) A319 aircraft of an acoustically similar standard as the A319 Aircraft.



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6.8    Data derived from tests and noise surveys will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.9 Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

6.10 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the A319 Aircraft.

7      ADJUSTMENT OF GUARANTEES
       ------------------------

7.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the A319 Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

7.2 The Guarantees apply to the A319 Aircraft as described in the Preamble to this Letter Agreement and may be adjusted in the event of:

       a) Any further configuration change which is the subject of a SCN b) Variation in actual weights of items defined in Section 13-10 of the
           Specification
       c) Changes required to obtain certification which cause changes to the performance or weight of the A319 Aircraft

8      EXCLUSIVE GUARANTEES
       --------------------

       The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

9      UNDERTAKING; REMEDIES
       ---------------------

       ***



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***







UNQUOTE
-------

       In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that, except as otherwise expressly provided in Paragraph 8 of this Letter Agreement, all the provisions of Clause 12 of the Agreement, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies therein contained, will apply to the foregoing performance guarantees.

A319-112
CFM 56-5B-6 ENGINES

       ASSIGNMENT
       ----------

       This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this paragraph will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.

A319-112
CFM 56-5B-6 ENGINES

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.


                                       Very truly yours,

                                       AVSA, S.A.R.L.


                                       By:   /s/ Christophe Mourey
                                             --------------------------
                                       Its:  Chief Executive Officer
                                             --------------------------
                                       Date: October 31, 1997
                                             --------------------------

Accepted and Agreed

US Airways Group, Inc.



By:   /s/ Thomas A. Fink
      ---------------------------
Its:  Treasurer
      ---------------------------
Date: October 31, 1997
      ---------------------------

A319-112                                                              APPENDIX A
CFM 56-5B-6 ENGINES                                                   ----------

1    Manufacturer's Weight Empty and Operating Weight Empty
     ------------------------------------------------------

     At the time of this Agreement the Buyer's Manufacturer's Weight Empty and the Operating Weight Empty for the purposes of Subparagraphs 2.6 and Paragraph 3 of this Letter Agreement are defined as follows:



     Manufacturer's Weight Empty as defined in the Specification
     Reference J 000.02000 Issue 3                                   : 79,642 lb

     Specification Change for the fitting of CFM56-5B6 engines       :    611 lb

     Specification Change for the increase in Design Weights         :      0 lb
                                                                     -----------

     Buyer's Manufacturer's Weight Empty according to the Preamble
     -------------------------------------------------------------
     of this Letter Agreement and for the purposes of Subparagraph
     -------------------------------------------------------------
     2.6 and Paragraph 3 of this Letter Agreement                    : ***
     --------------------------------------------

     Specification changes as defined in Subparagraph 2.1 of
     this Appendix A (including USAir livery)                        :  1,165 lb

     Operators Items as defined in Subparagraph 2.2.1 of
     this Appendix A                                                 :  9,566 lb
                                                                     -----------
     Operating Weight Empty of  the A319 Aircraft for the purposes
     -------------------------------------------------------------
     of Subparagraphs 2.1 and 2.3 to 2.5 inclusive of this Letter
     ------------------------------------------------------------
     Agreement                                                       : 90,984 lb
     ---------

     Operators items as defined in Subparagraph 2.2.2 of
     this Appendix A                                                 : 11,066 lb
                                                                     -----------
     Operating Weight Empty of the A319 Aircraft for the purposes
     ------------------------------------------------------------
     of Subparagraphs 2.2 of this Letter Agreement                   : 92,484 lb
     ---------------------------------------------

*Note As of the date hereof the Operating Weight Empty has not been completely defined. The payloads, fuel burn and ranges guaranteed in Paragraph 2 are based on the estimated Operating Weight Empty as shown above.

A319-112                                                              APPENDIX A
CFM 56-5B-6 ENGINES                                                   ----------

2     Specification Changes and Operators Items
      -----------------------------------------

2.1   Weight of Specification Changes
      -------------------------------

      As of the date of this draft the complete list of USAir Specification Changes is unknown.



      It is estimated that the weight of such
      Specification Changes is:                                 :1,105 lb
      USAir livery                                              :   60 lb

2.2   Weights of Operators Items
      --------------------------



      Oil for engines and APU                                   :  117 lb
      Unusable fuel                                             :  143 lb
      Water for galleys and toilets                             :  441 lb
      Waste tank pre-charge                                     :   29 lb
      A319 Aircraft documents and tool kits                     :   42 lb
      Passenger seats and life jackets                          :3,504 lb
      Phone equipment                                           :  170 lb
      Galley structure and fixed equipment                      :1,225 lb
      Chillers                                                  :  195 lb
      Catering and service equipment                            :1,938 lb
      Cabin supplies                                            :  180 lb
      Emergency equipment                                       :  542 lb
      Crew and bags                                             :1,040 lb
                                                                ---------



2.2.1 Total Operators Items for the purposes of
      Subparagraphs and 2.3 to 2.5 inclusive of
      this Letter Agreement                                     : 9,566 lb

      Additional items for over water operation                 : 1,500 lb
                                                                ----------
2.2.2 Total Operators Items for the purposes of
      Subparagraph 2.2 of this Letter Agreement                 :11,066 lb

                            LETTER AGREEMENT NO. 8B


                                                          As of October 31, 1997

US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:  A320-214 PERFORMANCE GUARANTEES
     -------------------------------

Ladies and Gentlemen:

     US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8B (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

     Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

     The Seller, in its capacity as "Buyer" under its arrangement with the Manufacturer, has negotiated and obtained the following performance and weight guarantees (the "Guarantees") from the Manufacturer, in its capacity as "Seller" with respect to the A320 Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby guarantees to the Buyer the performance by the Manufacturer of the Manufacturer's obligations and assigns to the Buyer and the Buyer hereby accepts, as to each A320 Aircraft delivered to the Buyer under the Agreement, all of the rights and obligations of the Seller with respect to such A320 Aircraft in the Seller's capacity as "Buyer" as aforesaid under the said Guarantees and the Seller subrogates the Buyer into all such rights and obligations in respect of such A320 Aircraft. The Seller hereby warrants to the Buyer that it has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer.

     Capitalized terms used in the following quoted provisions and not otherwise defined herein will have the meanings assigned thereto in the Agreement except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller (as defined in the Agreement).

QUOTE
-----

       PREAMBLE
       --------

       The guarantees defined below (the "Guarantees") are applicable to the A320 Aircraft as described in the Technical Specification D.000.02000 Issue 4 dated 30 March 1995 amended by Specification Change Notices for:

       i) the fitting CFM International CFM 56-5B-4 (with Enhanced Take-Off rating) propulsion systems

       ii)  the increase in the Maximum Take-Off Weight to 169,750 lb
            (77,000 kg)

       without taking into account any further changes thereto as provided in the Agreement.

       Notwithstanding the foregoing the Seller reserves the right to increase the Design Weights above the weights shown in the Specification in order to satisfy the Guarantees.

1      GUARANTEED PERFORMANCE
       ----------------------

1.1    Take-off
       --------

1.1.1 FAR take-off field length at an A320 Aircraft gross weight of 169,750 lb (77,000 kg) at the start of ground run at sea level pressure altitude at a temperature of 84(degrees)F will be not more than a guaranteed value of 7,420 feet.

1.1.2  When operated under the following conditions (representative of PHX 08R):

       Pressure altitude                     : 1,133 ft
       Ambient temperature                   : 100(degrees)F
       Take-off run available ("TOR")        : 10,300 feet
       Take-off distance available           : 10,300 feet

       Accelerate-stop distance available    : 10,300 feet
       Slope                                 : 0.20% uphill
       Wind                                  : Zero
       Obstacles (height and distance        : 15 feet/1,438 feet
                 from end of TOR)            : 418 feet/17,285 feet

       the maximum permissible weight at the start of ground run will be not less than a guaranteed value of 166,850 lb.

1.1.3  When operated under the following conditions (representative of DEN 09):

       Pressure altitude                     : 5,431 ft
       Ambient temperature                   : 84(degrees)F
       Take-off run available ("TOR")        : 12,000 feet
       Take-off distance available           : 12,000 feet
       Accelerate-stop distance available    : 12,000 feet
       Slope                                 : 0.01% uphill
       Wind                                  : Zero
       Obstacles                                   : None

       the maximum permissible weight at the start of ground run will be not less than a guaranteed value of 165,900 lb.

1.2    Second Segment
       --------------

       The A320 Aircraft will meet FAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in Subparagraph 1.1.

1.3    Initial Cruise Altitude
       -----------------------

       At an A320 Aircraft gross weight of 160,000 lb in ISA+10(degrees)C conditions the pressure altitude for:

       1) Level flight at a true Mach number of 0.78 using a thrust not exceeding maximum cruise thrust

       2)  A rate of climb of not less than 300 ft/min at a true Mach number of
           0.78 using
           a thrust not exceeding maximum climb thrust

       3) A buffet maneuver margin of not less than 0.3g at a true Mach number of 0.78 will be not less than a guaranteed value of 35,000 ft.

1.4    Speed
       -----

       Level flight speed at an A320 Aircraft gross weight of 160,000 lb at a pressure altitude of 35,000 at in ISA+10(degrees)C conditions using a thrust not exceeding maximum cruise thrust will be not less than a guaranteed true Mach number of 0.790.

1.5    Specific Range
       --------------

1.5.1 The nautical miles per pound of fuel at an A320 Aircraft gross weight of 155,000 lb at a pressure altitude of 35,000 ft in ISA+10(degrees)C conditions at a true Mach number of 0.78 will be not less than a guaranteed value of 0.0783 nm/lb.

1.5.2 The nautical miles per pound of fuel at an A320 Aircraft gross weight of 145,000 lb at a pressure altitude of 37,000 ft in ISA+10(degrees)C conditions at a true Mach number of 0.78 will be not less than a guaranteed value of 0.0839 nm/lb.

1.6    En-route One Engine Inoperative
       -------------------------------

       The A320 Aircraft will meet FAR regulations minimum en-route climb one engine inoperative and the other operating at the maximum continuous thrust with anti-icing off at an A320 Aircraft gross weight of 155,000 lb in the cruise configuration in ISA+10(degrees)C conditions at a guaranteed pressure altitude of not less than 14,500 ft.

1.7    Landing Field Length
       --------------------

1.7.1 FAR certified wet landing field length at an A320 Aircraft gross weight of 142,200 lb (64,500 kg) at sea level pressure altitude will be not greater than 6,040 feet.

1.7.2 FAR certified wet landing field length at an A320 Aircraft gross weight of 142,200 lb (64,500 kg) at a pressure altitude of 5,431 ft will be not greater than 6,800 feet.

2      MISSION GUARANTEES
       ------------------

2.1 The A320 Aircraft will be capable of carrying a guaranteed payload of not less than *** over a still air stage distance of 2,610 nautical miles (representative of PHL to SFO with a 65 knot headwind) when operated under the conditions defined below:

2.1.1 The departure airport conditions (representative of PHL 09R) are as follows:

       Pressure altitude                     : 21 ft
       Ambient temperature                   : 84(degrees)F
       Take-off run available ("TOR")        : 10,499 feet
       Take-off distance available           : 10,499 feet
       Accelerate-stop distance available    : 10,499 feet
       Slope                                 : 0.10% downhill
       Wind                                  : Zero
       Obstacles (height and distance        : 17 feet/1,090 feet
                 from end of TOR)            : 57 feet/4,306 feet
                                             : 178 feet/9,500 feet

       The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is 11 feet.

2.1.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.1.3 An allowance of 520 lb of fuel is included for take-off and climb to 1,500 ft above the departure airport at 84(degrees)F with acceleration to climb speed.

2.1.4 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft above the destination airport are conducted in ISA+10(degrees)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.1.5 An allowance of 180 lb of fuel is included for approach and land at the destination airport.

2.1.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.1.4 above.

2.1.7 At the end of approach and land 7,210 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

       1)  Missed approach
       2) Diversion consisting of climb and cruise in ISA+10(degrees)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft above the destination airport.
       3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degrees)C conditions.

2.2 The A320 Aircraft will be capable of carrying a guaranteed payload of not less than *** over a still air stage distance of 1,545 nautical miles (representative of STT to PHL with a 37 knot headwind) when operated under the conditions defined below:

2.2.1 The departure airport conditions (representative of STT 10) are as follows:

       Pressure altitude                     : 24 ft
       Ambient temperature                   : 84(degrees)F
       Take-off run available ("TOR")        : 7,000 feet
       Take-off distance available           : 7,000 feet
       Accelerate-stop distance available    :  7,000 feet
       Slope                                 : 0.20% downhill
       Wind                                  : Zero
       Obstacle (height and distance         : 17 feet/2,083 feet
                 from end of TOR)

       The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is 21 feet.

2.2.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.2.3 An allowance of 500 lb of fuel is included for take-off and climb to 1,500 ft above the departure airport at 84(degrees)F with acceleration to climb speed.

2.2.4 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at a pressure altitude of 35,000 ft and descent to 1,500 ft above the destination airport are conducted in ISA+10(degrees)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.2.5 An allowance of 190 lb of fuel is included for approach and land at the destination airport.

2.2.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.2.4 above.

2.2.7 At the end of approach and land 7,500 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

       1)  Missed approach
       2) Diversion consisting of climb and cruise in ISA+10(degrees)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft above the destination airport.
       3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degrees)C conditions.

2.3 In carrying a fixed payload of 31,665 lb over a still air stage distance of 2,000 nautical miles when operated under the conditions defined below the Block Fuel will be not more than a guaranteed value of *** .

2.3.1 The departure airport conditions are such as to allow the required takeoff weight to be used without restriction.

       The destination airport conditions are such as to allow the required landing weight to be used without restriction.

2.3.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.3.3 An allowance of 470 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed at a temperature of 84(degrees)F.

2.3.4 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at a pressure altitude of 35,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10(degrees)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.3.5 An allowance of 190 lb of fuel is included for approach and landing at the destination airport.

2.3.6 An allowance of 70 lb of fuel is included for taxi at the destination airport.

2.3.7 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.3.4 above.

       Block Fuel is defined as the fuel burnt during taxi, take-off, climb, cruise, descent and approach and landing as described in Subparagraphs
       2.3.2 to 2.3.6 inclusive.

2.3.8 At the end of approach and landing 7,190 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

       1)  Missed approach
       2) Diversion consisting of climb and cruise in ISA+10(degrees)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft pressure altitude.

       3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degrees)C conditions.

2.4 The A320 Aircraft will be capable of carrying a fixed payload of 38,700 lb over a guaranteed still air stage distance of not less than *** when operated under the conditions defined below:

2.4.1 The departure airport conditions are such as to allow the required takeoff weight to be used without restriction.

       The destination airport conditions are such as to allow the required landing weight to be used without restriction.

2.4.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.4.3 An allowance of 510 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed in ISA+10(degrees)C conditions.

2.4.4 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at a pressure altitudes of 35,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10(degrees)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.4.5 An allowance of 190 lb of fuel is included for approach and landing at the destination airport.

2.4.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.4.4 above.

2.4.7 At the end of approach and landing 7,490 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

       1)  Missed approach

       2) Diversion consisting of climb and cruise in ISA+10(degrees)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft pressure altitude above the destination airport.

       3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degrees)C conditions.

2.5 The A320 Aircraft will be capable of carrying a fixed payload of 31,665 lb over a guaranteed still air stage distance of not less than *** when operated under the conditions defined below:

2.5.1 The departure airport conditions are such as to allow the required takeoff weight to be used without restriction.

       The destination airport conditions are such as to allow the required landing weight to be used without restriction.

2.5.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.5.3 An allowance of 500 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed in ISA+10(degrees)C conditions.

2.5.4 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at a pressure altitude of 35,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10(degrees)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.5.5 An allowance of 190 lb of fuel is included for approach and landing at the destination airport.

2.5.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.5.4 above.

2.5.7 At the end of approach and landing 7,190 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

       1)  Missed approach

       2) Diversion consisting of climb and cruise in ISA+10(degrees)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft pressure altitude above the destination airport.

       3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degrees)C conditions.

2.6 The mission payload guarantee defined in Subparagraph 2.1 and the mission fuel burn guarantee defined in Subparagraph 2.3 and the mission range guarantees defined in Subparagraphs 2.4 and 2.5 are based on the Buyer's Manufacturer's Weight Empty as defined in Subparagraph 3.3 below plus a fixed allowance of 11,970 lb for Customer Changes and Operators Items.

       The mission payload guarantee defined in Subparagraph 2.2 is based on the Buyer's Manufacturer's Weight Empty as defined in Subparagraph 3.3 below plus a fixed allowance of 13,470 lb for Customer Changes and Operators Items.

3      MANUFACTURER'S WEIGHT EMPTY AND USABLE LOAD
       --------------------------------------------

3.1    The Seller guarantees a Buyer's Manufacturer's Weight Empty of *** .

3.2 The Seller guarantees that the difference between the Buyer's Manufacturer's Weight Empty and the Maximum Zero Fuel Weight will be not less than ***.

3.3 For the purposes of this Paragraph 3 and of Subparagraph 2.6 above the Buyer's Manufacturer's Weight Empty is the Manufacturer's Weight Empty defined in Section 13-10.00.00 of the Specification amended by the Specification Changes defined in the Preamble to this Letter Agreement and is subject to adjustment as defined in Subparagraph 7.2.

       For information only an analysis of the Buyer's Manufacturer's Weight Empty, Customer Changes, Operators Items and Operating Weight Empty is shown in Appendix A to this Letter Agreement.


4      NOISE
       -----

4.1    External
       --------

4.1.1 The Seller guarantees that the A320 Aircraft will be certified in accordance with FAR Part 36 Noise Standards, issue 1978, including Amendment 36-15, Stage 3. The applicable noise limits are as defined in paragraphs 36.201 and c36.5 (3).

4.1.2  ***
       --------------------------------

       ***

4.1.3  ***
       --------------------------------

       ***



4.2    Internal
       --------

4.2.1  Cockpit noise
       -------------

       At a pressure altitude of 35,000 ft and a Mach number of M=0.78 in still air under ISA conditions, the guaranteed A-Weighted Sound Pressure Level
       (SPL) will not exceed *** and the Speech Interference Level (SIL) will not exceed *** .

4.2.2  Cabin noise
       -----------

       At a pressure altitude of 35,000 ft and a Mach number of M=0.78 in still air under ISA conditions, the guaranteed A-Weighted Sound Pressure Level
       (SPL) and the Speech Interference Level (SIL) will be as follows:

       -  the A-Weighted SPL will not exceed ***      over the whole seating
          area.

       - the SIL will not exceed *** along the front 40% of the passenger compartment and will not exceed *** along the remaining 60% of the passenger compartment length.

4.2.3 On the ground and under the conditions defined in Subparagraph 5.9 below the noise levels in the passenger compartment with passenger doors open or closed the A-weighted Sound Pressure Level ("SPL") will not exceed *** and the Speech Interference Level ("SIL") will not exceed *** .

5      GUARANTEE CONDITIONS
       --------------------

5.1 The performance and noise certification requirements for the A320 Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

5.2 For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

5.2.1 When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

5.3 The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in Section 21-30.32 of the Specification and an average ventilation rate not less than the amount defined in the Specification but no air will be bled from the engines for anti-icing.

5.4 Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 6.3 below may be such as to optimize the A320 Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

5.5 The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

5.6 Where applicable the Guarantees assume the use of an approved fuel having a density of 6.7 lb/US gallon and a lower heating value of 18,590 BTU/lb.

5.7 Speech interference level (SIL) is defined as the arithmetic average of the sound pressure levels in the 1,000, 2,000, and 4,000 Hz octave bands. A-weighted sound level (dBA) is as defined in the American National Standard Specification ANSI.4-1971. ***

5.8 The sound levels guaranteed in Subparagraph 4.2:

       i) will be measured at the positions defined in Section 03-83.10 of the Specification

       ii) refer to an A320 Aircraft with standard acoustic insulation and an interior completely furnished. The effect on noise of Buyer Furnished Equipment other than passenger seats will be the responsibility of the Buyer.

5.9 For the purposes of the sound levels guaranteed in Subparagraph 4.2.3 the APU and air conditioning system will be operating. Sound level measurements may be made at the prevailing ambient temperature with the air conditioning packs controlled to approximate air conditioning machinery rotational speed appropriate to an ambient temperature of 25(degrees)C.

6      GUARANTEE COMPLIANCE
       --------------------

6.1 Compliance with the Guarantees will be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

6.2 Compliance with the take-off, second segment, en-route one engine inoperative, landing and certified noise elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3 Compliance with those parts of the Guarantees defined in Paragraphs 1 and 2 above not covered by the requirements of the certifying Airworthiness Authority will be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, as agreed between the buyer and the Seller) A320 aircraft of the same aerodynamic configuration as those A320 Aircraft purchased by the Buyer.

6.4 Compliance with the Manufacturer's Weight Empty and Usable Load guarantees defined in Paragraph 3 will be demonstrated with reference to a weight compliance report.

6.5 Compliance with the mission guarantees defined in Paragraph 2 will be demonstrated with reference to the weight compliance report described in Subparagraph 6.4.

6.6 Compliance with the guarantees defined in Subparagraphs 4.1.2 and 4.1.3 will be based on data collected for noise certification purposes. ***

6.7 Compliance with the noise guarantees defined in Subparagraph 4.2 will be demonstrated with reference to noise surveys conducted on one (or more, at the Seller's discretion) A320 aircraft of an acoustically similar standard as the A320 Aircraft.

6.8 Data derived from tests and noise surveys will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.9 Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

6.10 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the A320 Aircraft.

7      ADJUSTMENT OF GUARANTEES
       ------------------------

7.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the A320 Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

7.2 The Guarantees apply to the A320 Aircraft as described in the Preamble to this Letter Agreement and may be adjusted in the event of:

       a) Any further configuration change which is the subject of a SCN

       b) Variation in actual weights of items defined in Section 13-10 of the Specification

       c) Changes required to obtain certification which cause changes to the performance or weight of the A320 Aircraft

8      EXCLUSIVE GUARANTEES
       --------------------

       The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

9      UNDERTAKING; REMEDIES
       ---------------------

       ***



UNQUOTE
-------

       In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that, except as otherwise expressly provided in Paragraph 8 of this Letter Agreement, all the provisions of Clause 12 of the Agreement, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies therein contained, will apply to the foregoing performance guarantees.

       ASSIGNMENT
       ----------

       This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this paragraph will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.


                              Very truly yours,

                              AVSA, S.A.R.L.


                              By:   /s/ Christophe Mourey
                                    --------------------------
                              Its:  Chief Executive Officer
                                    --------------------------
                              Date: October 31, 1997
                                    --------------------------

Accepted and Agreed

US Airways Group, Inc.



By:   /s/ Thomas A. Fink
      ---------------------------
Its:  Treasurer
     ----------------------------
Date: October 31, 1997
      ---------------------------

                                                                      APPENDIX A
                                                                      ----------

1      Manufacturer's Weight Empty and Operating Weight Empty
       ------------------------------------------------------

       At the time of this Agreement the Buyer's Manufacturer's Weight Empty and the Operating Weight Empty for the purposes of Subparagraph 2.6 and Paragraph 3 of this Letter Agreement are defined as follows:

       Manufacturer's Weight Empty as defined in the Specification
       Reference D 000.02000 Issue 4                                  :81,966 lb

       Specification Change for the fitting of CFM56-5B4 engines      :   582 lb

       Specification Change for the increase in Design Weights        :   220 lb
                                                                      ----------

       Buyer's Manufacturer's Weight Empty according to the Preamble
       -------------------------------------------------------------
       of this Letter Agreement and for the purposes of Subparagraph
       -------------------------------------------------------------
       2.6 and Paragraph 3 of this Letter Agreement                   : ***
       --------------------------------------------

       Specification changes as defined in Subparagraph 2.1 of
       this Appendix A (including USAir livery)                       : 1,197 lb

       Operators Items as defined in Subparagraph 2.2.1 of
       this Appendix A                                                :10,776 lb
                                                                      ----------
       Operating Weight Empty of the A320 Aircraft for the purposes
       ------------------------------------------------------------
       of Subparagraphs 2.1 and 2.3 to 2.5 inclusive of this Letter
       ------------------------------------------------------------
       Agreement                                                      :94,741 lb
       ---------


       Operators items as defined in Subparagraph 2.2.2 of
       this Appendix A                                                :11,276 lb
                                                                      ----------
       Operating Weight Empty of the A320 Aircraft for the purposes
       ------------------------------------------------------------
       of Subparagraphs 2.2 of this Letter Agreement                  :96,241 lb
       ---------------------------------------------


*Note As of the date hereof the Operating Weight Empty has not been completely defined. The payloads, fuel burn and ranges guaranteed in Paragraph 2 are based on the estimated Operating Weight Empty as shown above.

A320-214                                                           APPENDIX A
CFM 56-5B-4 ENGINES                                                ----------



2       Specification Changes and Operators Items
        -----------------------------------------

2.1     Weight of Specification Changes
        -------------------------------

        As of the date of this draft the complete list of USAir Specification Changes is unknown.

        It is estimated that the weight of such
        Specification Changes is:                                    :1,137 lb
        USAir livery                                                 :   60 lb

2.2     Weights of Operators Items
        --------------------------

        Oil for engines and APU                                      :  117 lb
        Unusable fuel                                                :  143 lb
        Water for galleys and toilets                                :  441 lb
        Waste tank pre-charge                                        :   29 lb
        A320 Aircraft documents and tool kits                        :   42 lb
        Passenger seats and life jackets                             :4,216 lb
        Phone equipment                                              :  170 lb
        Galley structure and fixed equipment                         :1,265 lb
        Chillers                                                     :  195 lb
        Catering and service equipment                               :2,354 lb
        Cabin supplies                                               :  213 lb
        Emergency equipment                                          :  551 lb
        Crew and bags                                                :1,040 lb
                                                                     ---------

2.2.1   Total Operators Items for the purposes of Subparagraphs 2.1 and 2.3 to
        2.5 inclusive
        of this Letter Agreement                                     :10,776 lb

        Additional items for over water operation                    : 1,500 lb
                                                                     ---------

2.2.2   Total Operators Items for the purposes of
        Subparagraph 2.2 of this Letter Agreement                    :12,276 lb

A321-211
CFM 56-5B-3 ENGINES

                            LETTER AGREEMENT NO. 8C



                                                          As of October 31, 1997


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:  A321-211 PERFORMANCE GUARANTEES
     -------------------------------

Ladies and Gentlemen:

     US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8C (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

     Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

     The Seller, in its capacity as "Buyer" under its arrangement with the Manufacturer, has negotiated and obtained the following performance and weight guarantees (the "Guarantees") from the Manufacturer, in its capacity as "Seller" with respect to the A321 Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby guarantees to the Buyer the performance by the Manufacturer of the Manufacturer's obligations and assigns to the Buyer and the Buyer hereby accepts, as to each A321 Aircraft delivered to the Buyer under the Agreement, all of the rights and obligations of the Seller with respect to such A321 Aircraft in the Seller's capacity as "Buyer" as aforesaid under the said Guarantees and the

A321-211
CFM 56-5B-3 ENGINES

Seller subrogates the Buyer into all such rights and obligations in respect of such A321 Aircraft. The Seller hereby warrants to the Buyer that it has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer.

       Capitalized terms used in the following quoted provisions and not otherwise defined herein will have the meanings assigned thereto in the Agreement except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller (as defined in the Agreement).

QUOTE
-----

       PREAMBLE
       --------

       The guarantees defined below (the "Guarantees") are applicable to the A321 Aircraft as described in the Technical Specification E.000.02000 Issue 1 dated 30 June 1995 and fitted with CFM International CFM 56-5B-3 propulsion systems without taking into account any further changes thereto as provided in the Agreement.

       Notwithstanding the foregoing the Seller reserves the right to increase the Design Weights above the weights shown in the Specification in order to satisfy the Guarantees.

1      GUARANTEED PERFORMANCE
       ----------------------

1.1    Take-off
       --------

1.1.1 FAR take-off field length at an A321 Aircraft gross weight of 196,210 lb (89,000 kg) at the start of ground run at sea level pressure altitude at a temperature of 84(degrees)F will be not more than a guaranteed value of 8,090 feet.

1.1.2 When operated under the following conditions (representative of PHX 08R):

       Pressure altitude                        : 1,133 ft
       Ambient temperature                      : 100 degrees F
       Take-off run available ("TOR")           : 10,300 feet
       Take-off distance available              : 10,300 feet
       Accelerate-stop distance available       : 10,300 feet
       Slope                                    : 0.20% uphill
       Wind                                     : Zero

A321-211
CFM 56-5B-3 ENGINES

       Obstacles (height and distance           : 15 feet/1,438 feet
                from end of TOR)                : 418 feet/17,285 feet

       the maximum permissible weight at the start of ground run will be not less than a guaranteed value of 180,300 lb.

1.1.3 When operated under the following conditions (representative of DEN 09):

       Pressure altitude                        : 5,431 ft
       Ambient temperature                      : 84(degrees)F
       Take-off run available ("TOR")           : 12,000 feet
       Take-off distance available              : 12,000 feet
       Accelerate-stop distance available       : 12,000 feet
       Slope                                    : 0.01% uphill
       Wind                                     : Zero
       Obstacles                                : None

       the maximum permissible weight at the start of ground run will be not less than a guaranteed value of 176,400 lb.

1.2    Second Segment
       --------------

       The A321 Aircraft will meet FAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in Subparagraph 1.1.

1.3    Initial Cruise Altitude
       -----------------------

       At an A321 Aircraft gross weight of 185,000 lb in ISA+10(degrees)C conditions the pressure altitude for:

       1) Level flight at a true Mach number of 0.78 using a thrust not exceeding maximum cruise thrust

       2)  A rate of climb of not less than 300 ft/min at a true Mach number of
           0.78 using a thrust not exceeding maximum climb thrust

       3) A buffet maneuver margin of not less than 0.3g at a true Mach number of 0.78

A321-211
CFM 56-5B-3 ENGINES

       will be not less than a guaranteed value of 33,000 ft.

1.4    Speed
       -----

       Level flight speed at an A321 Aircraft gross weight of 185,000 lb at a pressure altitude of 33,000 ft in ISA+10(degrees)C conditions using a thrust not exceeding maximum cruise thrust will be not less than a guaranteed true Mach number of 0.790.

1.5    Specific Range
       --------------

1.5.1 The nautical miles per pound of fuel at an A321 Aircraft gross weight of 170,000 lb at a pressure altitude of 35,000 ft in ISA+10(degrees)C conditions at a true Mach number of 0.78 will be not less than a guaranteed value of 0.0702 nm/lb.

1.5.2 The nautical miles per pound of fuel at an A321 Aircraft gross weight of 160,000 lb at a pressure altitude of 37,000 ft in ISA+10(degrees)C conditions at a true Mach number of 0.78 will be not less than a guaranteed value of 0.0741 nm/lb.

1.6    En-route One Engine Inoperative
       -------------------------------

       The A321 Aircraft will meet FAR regulations minimum en-route climb one engine inoperative and the other operating at the maximum continuous thrust with anti-icing off at an A321 Aircraft gross weight of 170,000 lb in the cruise configuration in ISA+10(degrees)C conditions at a guaranteed pressure altitude of not less than 15,000 ft.

1.7    Landing Field Length
       --------------------

1.7.1 FAR certified wet landing field length at an A321 Aircraft gross weight of 166,450 lb (75,500 kg) at sea level pressure altitude will be not greater than 6,270 feet.

1.7.2 FAR certified wet landing field length at an A321 Aircraft gross weight of 166,450 lb (75,500 kg) at a pressure altitude of 5,431 ft will be not greater than 7,100 feet.


2      MISSION GUARANTEES
       ------------------

2.1 The A321 Aircraft will be capable of carrying a guaranteed payload of not less than *** over a still air stage distance of 2,610 nautical miles
       (representative of PHL to SFO with a 65 knot headwind) when operated under the conditions defined below:

A321-211
CFM 56-5B-3 ENGINES

2.1.1 The departure airport conditions (representative of PHL 09R) are as follows:

       Pressure altitude                        : 21 ft
       Ambient temperature                      : 84(degrees)F
       Take-off run available ("TOR")           : 10,499 feet
       Take-off distance available              : 10,499 feet
       Accelerate-stop distance available       : 10,499 feet
       Slope                                    : 0.10% downhill
       Wind                                     : Zero
       Obstacles (height and distance           : 17 feet/1,090 feet
                from end of TOR)                : 57 feet/4,306 feet
                                                : 178 feet/9,500 feet

       The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is 11 feet.

2.1.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.1.3 An allowance of 530 lb of fuel is included for take-off and climb to 1,500 ft above the departure airport at 84(degrees)F with acceleration to climb speed.

2.1.4 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft above the destination airport are conducted in ISA+10(degrees)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.1.5 An allowance of 230 lb of fuel is included for approach and land at the destination airport.

2.1.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.1.4 above.

2.1.7 At the end of approach and land 7,370 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

       1)  Missed approach
       2) Diversion consisting of climb and cruise in ISA+10(degrees)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft above the destination airport.
       3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degrees)C conditions.

A321-211
CFM 56-5B-3 ENGINES

2.2 The A321 Aircraft will be capable of carrying a guaranteed payload of not less than *** over a still air stage distance of 1,545 nautical miles
       (representative of STT to PHL with a 37 knot headwind) when operated under the conditions defined below:

2.2.1 The departure airport conditions (representative of STT 10) are as follows:

       Pressure altitude                        : 24 ft
       Ambient temperature                      : 84(degrees)F
       Take-off run available ("TOR")           : 7,000 feet
       Take-off distance available              : 7,000 feet
       Accelerate-stop distance available       : 7,000 feet
       Slope                                    : 0.20% downhill
       Wind                                     : Zero
       Obstacle (height and distance            : 17 feet/2,083 feet
                from end of TOR)

       The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is 21 feet.

2.2.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.2.3 An allowance of 670 lb of fuel is included for take-off and climb to 1,500 ft above the departure airport at 84(degrees)F with acceleration to climb speed.

2.2.4 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitudes of 31,000 ft and 35,000 ft and descent to 1,500 ft above the destination airport are conducted in ISA+10(degrees)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.2.5 An allowance of 270 lb of fuel is included for approach and land at the destination airport.

2.2.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.2.4 above.

2.2.7 At the end of approach and land 8,760 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

       1)  Missed approach



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A321-211
CFM 56-5B-3 ENGINES

       2) Diversion consisting of climb and cruise in ISA+10(degrees)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft above the destination airport.
       3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degrees)C conditions.

2.3 In carrying a fixed payload of 37,690 lb over a still air stage distance of 2,000 nautical miles when operated under the conditions defined below the Block Fuel will be not more than a guaranteed value of ***

2.3.1 The departure airport conditions are such as to allow the required takeoff weight to be used without restriction.

       The destination airport conditions are such as to allow the required landing weight to be used without restriction.

2.3.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.3.3 An allowance of 630 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed at a temperature of 84(degrees)F.

2.3.4 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at a pressure altitude of 35,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10(degrees)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.3.5 An allowance of 260 lb of fuel is included for approach and landing at the destination airport.

2.3.6 An allowance of 70 lb of fuel is included for taxi at the destination airport.

2.3.7 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.3.4 above.

       Block Fuel is defined as the fuel burnt during taxi, take-off, climb, cruise, descent and approach and landing as described in Subparagraphs
       2.3.2 to 2.3.6 inclusive.

2.3.8 At the end of approach and landing 8,300 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

       1)  Missed approach

A321-211
CFM 56-5B-3 ENGINES

       2) Diversion consisting of climb and cruise in ISA+10(degrees)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft pressure altitude.
       3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degrees)C conditions.

2.4 The A321 Aircraft will be capable of carrying a fixed payload of 48,750 lb over a guaranteed still air stage distance of not less than *** when operated under the conditions defined below:

2.4.1 The departure airport conditions are such as to allow the required takeoff weight to be used without restriction.

       The destination airport conditions are such as to allow the required landing weight to be used without restriction.

2.4.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.4.3 An allowance of 680 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed in ISA+10(degrees)C conditions.

2.4.4 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitudes of 31,000 ft and 35,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10(degrees)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.4.5 An allowance of 260 lb of fuel is included for approach and landing at the destination airport.

2.4.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.4.4 above.

2.4.7 At the end of approach and landing 8,790 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

       1)  Missed approach

       2) Diversion consisting of climb and cruise in ISA+10(degrees)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft pressure altitude above the destination airport.

       3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degrees)C conditions.

2.5 The A321 Aircraft will be capable of carrying a fixed payload of 37,690 lb over a

A321-211
CFM 56-5B-3 ENGINES

       guaranteed still air stage distance of not less than *** when operated under the conditions defined below:

2.5.1 The departure airport conditions are such as to allow the required takeoff weight to be used without restriction.

       The destination airport conditions are such as to allow the required landing weight to be used without restriction.

2.5.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.5.3 An allowance of 640 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed in ISA+10(degrees)C conditions.

2.5.4 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at a pressure altitude of 35,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10(degrees)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.5.5 An allowance of 260 lb of fuel is included for approach and landing at the destination airport.

2.5.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.5.4 above.

2.5.7 At the end of approach and landing 8,300 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

       1)  Missed approach
       2) Diversion consisting of climb and cruise in ISA+10(degrees)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft pressure altitude above the destination airport.
       3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degrees)C conditions.

2.6 The mission payload guarantee defined in Subparagraph 2.1 and the mission fuel burn guarantee defined in Subparagraph 2.3 and the mission range guarantees defined in Subparagraphs 2.3 and 2.4 are based on the Buyer's Manufacturer's Weight Empty as defined in Subparagraph 3.3 below plus a fixed allowance of 14,370 lb for Customer Changes and Operators Items.

       The mission payload guarantee defined in Subparagraph 2.2 is based on the Buyer's Manufacturer's Weight Empty as defined in Subparagraph 3.3 below plus a fixed

A321-211
CFM 56-5B-3 ENGINES

       allowance of 15,870 lb for Customer Changes and Operators Items.

3      MANUFACTURER'S WEIGHT EMPTY AND USABLE LOAD
       --------------------------------------------

3.1              The Seller guarantees a Buyer's Manufacturer's Weight Empty of
                 *** .

3.2 The Seller guarantees that the difference between the Buyer's Manufacturer's Weight Empty and the Maximum Zero Fuel Weight will be not less than ***
                 .

3.3 For the purposes of this Paragraph 3 and of Subparagraph 2.6 above the Buyer's Manufacturer's Weight Empty is the Manufacturer's Weight Empty defined in Section 13-10.00.00 of the Specification and is subject to adjustment as defined in Subparagraph 7.2.

       For information only an analysis of the Buyer's Manufacturer's Weight Empty, Customer Changes, Operators Items and Operating Weight Empty is shown in Appendix A to this Letter Agreement.

4      NOISE
       -----

4.1    External
       --------

4.1.1 The Seller guarantees that the A321 Aircraft will be certified in accordance with FAR Part 36 Noise Standards, issue 1978, including Amendment 36-15 Stage 3. The applicable noise limits are as defined in paragraphs 36.201 and c36.5 (3).

A321-211
CFM 56-5B-3 ENGINES

4.1.2  ***
       -------------------------------

       ***

4.1.3  ***
       -------------------------------

       ***

4.1.4  John Wayne - Orange County (SNA)
       --------------------------------

       The Seller guarantees that the noise levels of the A321 Aircraft taking off at John Wayne - Orange County ("SNA"):

       i) at take-off weights of 152,110 lb (69,000 kg) or less will not exceed the AA-SLOT noise level limit and
       ii) at take-off weights of 143,300 lb (65,000 kg) or less will not exceed the E-SLOT noise level limit.

4.2    Internal
       --------

4.2.1  Cockpit noise
       -------------

       At a pressure altitude of 35,000 ft and a Mach number of M=0.78 in still air under ISA conditions, the guaranteed A-Weighted Sound Pressure Level
       (SPL) will not exceed *** and the Speech Interference Level (SIL) will not exceed ***.

4.2.2  Cabin noise
       -----------

       At a pressure altitude of 35,000 ft and a Mach number of M=0.78 in still air under ISA conditions, the guaranteed A-Weighted Sound Pressure Level
       (SPL) and the Speech

A321-211
CFM 56-5B-3 ENGINES

       Interference Level (SIL) will be as follows:

       - the A-Weighted SPL will *** over the whole seating area.

       - the SIL will not exceed *** along the front 40% of the passenger compartment and will not exceed *** along the remaining 60% of the passenger compartment length.

4.2.3 On the ground and under the conditions defined in Subparagraph 5.9 below the noise levels in the passenger compartment with passenger doors open or closed the A-weighted Sound Pressure Level ("SPL") will not exceed ***
                            and the Speech Interference Level ("SIL") will not exceed ***.

5      GUARANTEE CONDITIONS
       --------------------

5.1 The performance and noise certification requirements for the A321 Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

5.2 For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

       When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

5.3 The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in Section 21-30.32 of the Specification and an average ventilation rate not less than the amount defined in the Specification but no air will be bled from the engines for anti-icing.

5.4 Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 6.3 below may be such as to optimize the A321 Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

A321-211
CFM 56-5B-3 ENGINES

5.5 The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

5.6 Where applicable the Guarantees assume the use of an approved fuel having a density of 6.7 lb/US gallon and a lower heating value of 18,590 BTU/lb.

5.7 Speech interference level (SIL) is defined as the arithmetic average of the sound pressure levels in the 1,000, 2,000, and 4,000 Hz octave bands. A-weighted sound level (dBA) is as defined in the American National Standard Specification ANSI.4-1971. ***

5.8 The sound levels guaranteed in Subparagraph 4.2:

       i) will be measured at the positions defined in Section 03-83.10 of the Specification
       ii) refer to an A321 Aircraft with standard acoustic insulation and an interior completely furnished. The effect on noise of Buyer Furnished Equipment other than passenger seats will be the responsibility of the Buyer.

5.9 For the purposes of the sound levels guaranteed in Subparagraph 4.2.3 the APU and air conditioning system will be operating. Sound level measurements may be made at the prevailing ambient temperature with the air conditioning packs controlled to approximate air conditioning machinery rotational speed appropriate to an ambient temperature of 25(degrees)C.

6      GUARANTEE COMPLIANCE
       --------------------

6.1 Compliance with the Guarantees will be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

6.2 Compliance with the take-off, second segment, en-route one engine inoperative, landing abd certified noise elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3 Compliance with those parts of the Guarantees defined in Paragraphs 1 and 2 above not covered by the requirements of the certifying Airworthiness Authority will be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, as agreed between the Buyer and the Seller) A321 aircraft of the same aerodynamic configuration as those A321 Aircraft purchased by the Buyer.

A321-211
CFM 56-5B-3 ENGINES

6.4 Compliance with the Manufacturer's Weight Empty and Usable Load guarantees defined in Paragraph 3 will be demonstrated with reference to a weight compliance report.

6.5 Compliance with the mission guarantees defined in Paragraph 2 will be demonstrated with reference to the weight compliance report described in Subparagraph 6.4.

6.6 Compliance with the guarantees defined in Subparagraphs 4.1.2 and 4.1.3 will be based on data collected for noise certification purposes. ***.

6.7 Compliance with the noise guarantees defined in Subparagraph 4.2 will be demonstrated with reference to noise surveys conducted on one (or more, at the Seller's discretion) A321 aircraft of an acoustically similar standard as the A321 Aircraft.

6.8 Data derived from tests and noise surveys will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.9 Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

6.10 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the A321 Aircraft.

7      ADJUSTMENT OF GUARANTEES
       ------------------------

7.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the A321 Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

7.2 The Guarantees apply to the A321 Aircraft as described in the Preamble to this Letter Agreement and may be adjusted in the event of:

       a) Any further configuration change which is the subject of a SCN

       b) Variation in actual weights of items defined in Section 13-10 of the Specification

       c) Changes required to obtain certification which cause changes to the performance or weight of the A321 Aircraft

A321-211
CFM 56-5B-3 ENGINES

8      EXCLUSIVE GUARANTEES
       --------------------

       The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

9      UNDERTAKING; REMEDIES
       ---------------------

       ***

A321-211
CFM 56-5B-3 ENGINES

       UNQUOTE
       -------

       In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that, except as otherwise expressly provided in Paragraph 8 of this Letter Agreement, all the provisions of Clause 12 of the Agreement, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies therein contained, will apply to the foregoing ***.

       ASSIGNMENT
       ----------

       This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this paragraph will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.

A321-211
CFM 56-5B-3 ENGINES

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                         Very truly yours,

                         AVSA, S.A.R.L.


                         By:     /s/ Christophe Mourey
                              --------------------------
                         Its: Chief Executive Officer
                              --------------------------
                         Date:  October 31, 1997
                              --------------------------

Accepted and Agreed

US Airways Group, Inc.



By:   /s/ Thomas A. Fink
     ---------------------------
Its:   Treasurer
     ---------------------------
Date:  October 31, 1997
     ---------------------------

A321-211                                                              APPENDIX A
CFM 56-5B-3 ENGINES                                                   ----------

1    Manufacturer's Weight Empty and Operating Weight Empty
     ------------------------------------------------------

     At the time of this Agreement the Buyer's Manufacturer's Weight Empty and the Operating Weight Empty for the purposes of Subparagraph 2.6 and Paragraph 3 of this Letter Agreement are defined as follows:



     Manufacturer's Weight Empty as defined in the
     Specification Reference E 000.02000 Issue 1                : 93,110 lb

                                                                ----------------
     Buyer's Manufacturer's Weight Empty according
     ---------------------------------------------
     to the Preamble of this Letter Agreement and for
     ------------------------------------------------
     the purposes of Subparagraph 2.6 and Paragraph 3
     ------------------------------------------------
     of this Letter Agreement                                   : ***
     ------------------------

     Specification changes as defined in Subparagraph
     2.1 of this Appendix A (including USAir livery)            :  1,543 lb

     Operators Items as defined in Subparagraph 2.2.1
     of this Appendix A                                         : 12,829 lb
                                                                ----------------

     Operating Weight Empty of the A321 Aircraft for
     -----------------------------------------------
     the purposes of Subparagraphs 2.1 and 2.3 to 2.5
     ------------------------------------------------
     inclusive of this Letter Agreement                         :107,482 lb
     ----------------------------------

     Operators items as defined in Subparagraph 2.2.2
     of this Appendix A                                         : 14,329 lb
                                                                ----------------

     Operating Weight Empty of the A321 Aircraft for
     -----------------------------------------------
     the purposes of Subparagraphs 2.2 of this Letter
     ------------------------------------------------
     Agreement                                                  :108,982 lb
     ---------

     *Note As of the date hereof the Operating Weight Empty has not been completely defined. The payloads, fuel burn and ranges guaranteed in Paragraph 2 are based on the estimated Operating Weight Empty as shown above.

A321-211                                                              APPENDIX A
CFM 56-5B-3 ENGINES                                                   ----------




2      Specification Changes and Operators Items
       -----------------------------------------

2.1    Weight of Specification Changes
       -------------------------------

       As of the date of this draft the complete list of USAir Specification Changes is unknown. It is estimated that the weight of such Specification Changes is:

                                                        : 1,483 lb
       USAir livery                                     :    60 lb

2.2    Weights of Operators Items
       --------------------------

       Oil for engines and APU                          :   117 lb
       Unusable fuel                                    :   154 lb
       Water for galleys and toilets                    :   441 lb
       Waste tank pre-charge                            :    29 lb
       A321 Aircraft documents and tool kits            :    42 lb
       Passenger seats and life jackets                 : 5,184 lb
       Phone equipment                                  :   170 lb
       Galley structure and fixed equipment             : 1,512 lb
       Chillers                                         :   195 lb
       Catering and service equipment                   : 2,829 lb
       Cabin supplies                                   :   252 lb
       Emergency equipment                              :   704 lb
       Crew and bags                                    : 1,200 lb
                                                        -----------

2.2.1  Total Operators Items for the purposes of Subparagraphs 2.1 and 2.3 to
       2.5 inclusive
       of this Letter Agreement                         :12,829 lb

       Additional items for over water operation        : 1,500 lb
                                                        -----------
2.2.2  Total Operators Items for the purposes of
       Subparagraph 2.2 of this Letter Agreement        :14,329 lb

                            LETTER AGREEMENT NO. 9



                                                          As of October 31, 1997


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:  ***
     ----

Ladies and Gentlemen:

     US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

     Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

     The Seller, under its arrangement with the Manufacturer, has negotiated and obtained the following *** from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby warrants the performance by the Manufacturer of the Manufacturer's obligations and hereby assigns to the Buyer, and the Buyer hereby accepts, all of the rights and obligations of the Seller as aforesaid under the said *** and the Seller subrogates the Buyer into all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that the Seller has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that the Seller will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer. Capitalized terms used in the following quoted provisions and not otherwise defined therein will have the meanings assigned thereto in the Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller.

          QUOTE

1.        ***

1.1       ***.


1.2       ***.

1.3       ***.

2.        ***

          ***

3.        ***

          ***

4.        ***

4.1       ***

4.2       ***.




4.3       ***.




5         ***.

5.1       ***

5.2       ***

6.        ***

7.        ***

7.1       ***

7.2       ***

7.3       ***

8.        ***

          ***

          UNQUOTE

          In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and the Seller recognize and agree that the Exclusivity of Warranties and General Limitations of Liability provisions contained in Clause 12 of the Agreement will apply to the foregoing ***.


          ASSIGNMENT
          ----------

          This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this paragraph will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.

          If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.



                              Very truly yours,

                              AVSA, S.A.R.L.


                              By:   /s/ Christophe Mourey
                                    --------------------------
                              Its:  Chief Executive Officer
                                    --------------------------
                              Date: October 31, 1997
                                    --------------------------

Accepted and Agreed

US Airways Group, Inc.



By:   /s/ Thomas A. Fink
     ---------------------------
Its:  Treasurer
     ---------------------------
Date: October 31, 1997
     ---------------------------

                                                                      Appendix 1

***

                                                                      Appendix 1

***

                                                                      Appendix 1

***

                                                                      Appendix 2

***

                            LETTER AGREEMENT NO. 10



                                                          As of October 31, 1997

US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:  ***
     -----------------

Ladies and Gentlemen:

     US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 10 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

     Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

     The Seller, under its arrangement with the Manufacturer, has negotiated and obtained the following *** from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby warrants the performance by the Manufacturer of the Manufacturer's obligations and hereby assigns to the Buyer, and the Buyer hereby accepts, all of the rights and obligations of the Seller as aforesaid under the said *** and the Seller subrogates the Buyer into all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that the Seller has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that the Seller will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer. Capitalized terms used in the following quoted provisions and not otherwise defined therein will have the meanings assigned thereto in the Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller.

     QUOTE

1.        ***

1.1       ***

          ***

1.2       ***

1.2.1     ***

1.2.2     ***

1.2.3     ***

1.3       ***

          ***

1.4       ***

          ***

2.        ***

          ***

2.1       ***

          ***

2.2       ***

          ***

2.3       ***

          ***

2.4       ***

          ***

2.5       ***

          ***

2.6       ***

2.6.1     ***

2.6.2     ***

2.7       ***

          ***

3.        ***

          ***

4.        ***

4.1       ***

4.1.1     ***

4.1.2     ***

4.2       ***

          ***

5.        ***

5.1       ***

5.2       ***

6.        ***

          ***

7.        ***

          ***


UNQUOTE

In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and the Seller recognize and agree that the Exclusivity of Warranties and General Limitations of Liability provisions contained in Clause 12 of the Agreement will apply to the foregoing ***.

ASSIGNMENT
----------

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this paragraph will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.

          If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below, whereupon this Letter Agreement will constitute part of the Agreement.



                              Very truly yours,

                              AVSA, S.A.R.L.


                              By:   /s/ Christophe Mourey
                                    --------------------------

                              Its:  Chief Executive Officer
                                    --------------------------

                              Date: October 31, 1997
                                    --------------------------

Accepted and Agreed

US Airways Group, Inc.



By:   /s/ Thomas A. Fink
      -------------------------

Its:  Treasurer
      -------------------------

Date: October 31, 1997
      -------------------------

                                   Appendix 1
                                   ----------


--------------------------------------------------------------------------------

***

                            LETTER AGREEMENT NO. 11


                                                          As of October 31, 1997
US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:   PREDELIVERY PAYMENTS
      --------------------

Ladies and Gentlemen:

     US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

     Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

     ***

2.  PREDELIVERY PAYMENT REFERENCE PRICE VALUES
    ------------------------------------------

     ***


3.   ASSIGNMENT
     ----------

     This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.


                              Very truly yours,

                              AVSA, S.A.R.L.


                              By:   /s/ Christophe Mourey
                                    --------------------------

                              Its:  Chief Executive Officer
                                    --------------------------

                              Date: October 31, 1997
                                    --------------------------

Accepted and Agreed

US Airways Group, Inc.



By:   /s/ Thomas A. Fink
     --------------------------

Its:   Treasurer
     --------------------------

Date:  October 31, 1997
     --------------------------

                                     TABLE 1



Predelivery Payment Reference Prices for All Aircraft


***

                            LETTER AGREEMENT NO. 12



                                                          As of October 31, 1997


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:  ***
     ---------------------------

Ladies and Gentlemen:

     US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 12 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

     Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

     The Seller, in its capacity as "Buyer" under its arrangement with the Manufacturer, has negotiated and obtained the following *** from the Manufacturer, in its capacity as "Seller" with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby guarantees to the Buyer the performance by the Manufacturer of the Manufacturer's obligations and assigns to the Buyer and the Buyer hereby accepts, as to each Aircraft delivered to the Buyer under the Agreement, all of the rights and obligations of the Seller with respect to such Aircraft in the Seller's capacity as "Buyer" as aforesaid under the said *** and the Seller subrogates the Buyer into all such rights and obligations in respect of such Aircraft. The Seller hereby warrants to the Buyer that it has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer.

     Capitalized terms used in the following quoted provisions and not otherwise defined herein will have the meanings assigned thereto in the Agreement except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller (as defined in the Agreement).

QUOTE
-----

1         ***

1.1       ***



1.2       ***



1.3       ***

1.4       ***


2         ***

2.1       ***

2.2       **

2.3       ***

2.4       ***

2.5       ***

3         ***

3.1       ***

3.1.1     ***

3.2       ***

3.3       ***

4         ***

4.1       ***

4.2       ***

4.3       ***

4.4       ***

4.5       ***

4.6.1     ***

4.6.2     ***

4.6.3     ***

5         ***

5.1       ***


5.2       ***

5.2.1     ***

5.3       ***

5.3.1     ***

5.3.2     ***

6         ***

6.1       ***

6.2       ***

6.3       ***

6.4       ***

7         ***

7.1       ***

7.2       ***

8         ***

8.1       ***

8.2       ***

8.3       ***

8.4       ***

9         ***

9.1       ***

9.2       ***

UNQUOTE
-------

          In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that, except as otherwise expressly provided in Paragraph 7 of this Letter Agreement, all the provisions of Clause 12 of the Agreement, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies therein contained, will apply to the foregoing ***.

          ASSIGNMENT
          ----------

          This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this paragraph will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.

     If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.



                              Very truly yours,

                              AVSA, S.A.R.L.


                              By:    /s/Christophe Mourey
                                    --------------------------
                              Its:   Chief Executive Officer
                                    --------------------------
                              Date:  October 31, 1997
                                    --------------------------

Accepted and Agreed

US Airways Group, Inc.



By:   /s/Thomas A. Fink
     ---------------------------
Its:  Treasurer
     ---------------------------
Date: October 31, 1997
     ---------------------------

                                                                      APPENDIX A
                                                                      ----------

     ***


1    ***

2    ***

3    ***

4    ***

5    ***

                                                                      APPENDIX A
                                                                      ----------

6    ***

                            LETTER AGREEMENT NO. 13



                                                          As of October 31, 1997


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:  TECHNICAL DISPATCH RELIABILITY GUARANTEE
     ----------------------------------------

Ladies and Gentlemen:

     US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 13 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

     Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

     The Seller, under its arrangement with the Manufacturer, has negotiated and obtained the following Technical Dispatch Reliability Guarantee from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby guarantees to the Buyer the performance by the Manufacturer of its obligations under this Technical Dispatch Reliability Guarantee and hereby assigns to the Buyer, and the Buyer hereby accepts, all of the rights and obligations of the Seller as aforesaid under the said Technical Dispatch Reliability Guarantee, and the Seller subrogates the Buyer into all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that it has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer. Capitalized terms used in the following quoted provisions and not otherwise defined therein will have the meanings assigned thereto in the Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller.

     QUOTE

1.   SCOPE, COMMENCEMENT, DURATION
     -----------------------------

     This dispatch reliability guarantee (the "Guarantee") extends to the Aircraft fleet, will commence with delivery of the first Aircraft and will remain in force for a period of *** years (the "Term"), ***


2.   DEFINITION
     ----------

2.1  Revenue Flight
     --------------

     A "Revenue Flight" is a flight as stipulated in the Buyer's time table, and any scheduled charter flight of the Aircraft.

2.2  Aircraft Inherent Malfunction
     -----------------------------

     An "Aircraft Inherent Malfunction" is a condition whereby maintenance action is necessary to reestablish serviceability of the Aircraft.

2.3  Dispatched
     ----------

     An Aircraft will be deemed to have been "Dispatched" when it leaves the gate for a Revenue Flight.

2.4  Chargeable Delay
     ----------------

     A "Chargeable Delay" will be deemed to have occurred when, by more than fifteen (15) minutes and for reasons other than those defined under "Excluded Delay," a primary Aircraft Inherent Malfunction causes a Revenue Flight to depart later than the scheduled departure time.

2.5  Excluded Delay
     --------------

     Any delay which is not a Chargeable Delay is an "Excluded Delay." Excluded Delays are specifically excluded from this Guarantee, even if consequently the Aircraft is subject to a delay. These Excluded Delays include delays in scheduled departure due to:

     - SERVICING - NO CORRECTIVE MAINTENANCE PERFORMED Struts Oil Hydraulic fluid Lubrication All servicing activities that do not require the mechanic to physically adjust or replace or defer structural repair and replace hardware/software Fueling related Deicing Water and waste Sanitizing / flushing Moisture condensation Printer paper replacement Routine cleaning Tire pressure servicing

     - PRECAUTIONARY MAINTENANCE - NO CORRECTIVE MAINTENANCE PERFORMED Hydraulic leaks - within limits
          Fuel leak - within limits
          Manual closing or cycling passenger/crew/cargo door
          Decals/paint/appearance items
          Passenger amenity lamps
          Tires - worn past limits
          Brakes - worn past limits
          Resetting circuit breakers - no corrective maintenance performed according to FAA-approved FCOM

     -    SCHEDULED MAINTENANCE ACTIVITIES
          COMPLETION OF SCHEDULED/PLANNED WORK CONTENT OF SCHEDULED:
          Maintenance checks
          Maintenance set-ups

     -    PARTS DELAYS AND CANCELLATIONS

     -    EXTERNAL FORCE DAMAGE: AIRCRAFT DAMAGE/LIGHTNING STRIKES, ETC.

     -    KNOWN PERSONNEL ERROR

     -    SECONDARY DELAY/CANCELLATION:
          A previous delay(s) or cancellation(s) of subsequent scheduled flights on the same day caused by the same problem that caused the primary delay(s) or cancellation(s).

     - Delays caused by systems or components being designated as "Go if" in the Minimum-Equipment List (MEL) as approved by the Buyer's airworthiness authorities for the Buyer's operation of the Aircraft.

     -    Delays attributable to the Propulsion Systems.

2.6  Cancellation
     ------------

     A "Cancellation" occurs when a Revenue Flight does not take place. The cancellation of any or all of the flight legs of a multi-leg flight constitutes only one (1) Cancellation. One (1) Cancellation is counted as one (1) event.

2.7  Achieved Dispatch Reliability
     -----------------------------

     "Achieved Dispatch Reliability" is the actual Dispatch Reliability obtained by the Aircraft fleet in regular revenue service and adjusted to the clauses of this Guarantee. ETOPS flights are not included in this Guarantee.

     Achieved Dispatch Reliability, expressed as a percent, will be computed every three months ("the Computation Period") and will be compared to the Guaranteed Dispatch Reliability level (as defined in Paragraph 3) at the end of each Computation Period.

                                      Total number of  Revenue Flights
                                      without Chargeable Delays or
          Achieved                    Cancellations during the
          Dispatch             =      Computation Period
                                      --------------------------------------
                                            X 100
          Reliability                 Total number of Scheduled Revenue
                                      Flights during the Computation Period

3.   GUARANTEE
     ---------

     The Seller guarantees the "Guaranteed Dispatch Reliability," set forth below in Subparagraph 3.1 and 3.2.

3.1  First *** Years of  Guarantee
     -----------------------------

     The Seller guarantees that, from the first three-month Computation Period following delivery of the first Aircraft and for Aircraft in commercial service, an Aircraft available for dispatch will, on average, have a *** percent probability of being dispatched without a Chargeable Delay. This probability will be maintained until the end of the *** year of operation of the Aircraft fleet following delivery of the first Aircraft.

3.2  Remaining Years of Guarantee
     ----------------------------

     The Seller guarantees that, from the first three-month Computation Period after the beginning of the *** year of operation of the Aircraft fleet in commercial service until the end of the Term, on average, an Aircraft available for dispatch will have a *** percent probability of being Dispatched without a Chargeable Delay.

4.   BUYER'S AND SELLER'S OBLIGATION
     -------------------------------

4.1  Buyer's and Seller's Obligations
     --------------------------------

     The Buyer's and Seller's specialists will mutually agree on the details of a Chargeable Delay reporting procedure not later than three (3) months before delivery of the first Aircraft.

4.2  Buyer's Obligations
     -------------------

     a) The Buyer will regularly submit Chargeable Delay data on a monthly basis not later than twenty (20) days after the end of the reporting month. Such data must contain detailed information on delays and Cancellations to allow the Seller to assess the nature of system or component malfunctions.

     b) The Buyer will notify the Seller at any time that the Achieved Dispatch Reliability is below the Guaranteed Dispatch Reliability Level. After such notice, the Seller will promptly take corrective actions. Upon request, all reasonably necessary additional detailed operational and engineering information will be provided by the Buyer in order to allow the Seller to determine the necessary action.

     c) The Buyer will incorporate in and apply to the Aircraft the procedures and modifications recommended by the Seller to the extent necessary in order to improve the Achieved Dispatch Reliability. Said modifications will be incorporated and such procedures will be applied as soon as is reasonably possible, consistent with the Buyer's maintenance program, following receipt of instructions and parts (if applicable) by the Buyer, provided that:

         i) the effect of such a procedure or modification is substantiated to the Buyer's satisfaction,

         ii) application of such a procedure or modification is economical and practical as determined by the Buyer's customary analysis practice, and

         iii) ***

         In the event of a disagreement between the Seller and the Buyer as to the effectiveness of procedures or modifications proposed by the Seller to increase the achieved level, the Buyer will demonstrate to the Seller that pursuant to its analysis, such a modification or procedure is not effective.

         Notwithstanding the Buyer's obligations above, the Buyer may, at its option, decline to install such modification or decline to follow such revised procedures as are referred to above. If the Buyer so declines, the Seller may adjust the Guaranteed Dispatch Reliability Level downwards by an amount consistent with the improvement in the Achieved Dispatch Reliability Level, based on reasonable substantiation to the Buyer and on other operators' experience, if any, that of the reliability benefits of such modification or such revised procedures are expected to cause.

     d) Furthermore, the Buyer agrees to set its Aircraft fleet technical dispatch reliability goals as shown in the Buyer's regular reliability report (or equivalent) at a level equal to or greater than the Guaranteed Dispatch Reliability Level, so that both the Buyer's and Seller's technical staff can aggressively pursue attainment of the Guaranteed Dispatch Reliability Level.

4.3  Seller's Obligations
     --------------------

     During the Term, the Seller will provide technical and operational analyses of delays and cancellations and will develop corrections intended to reduce delays and, in the event that the Achieved Dispatch Reliability is below the Guaranteed Dispatch Reliability Level the Seller will, not later than six (6) months where practicable after notification by the Buyer and at no charge to the Buyer:

     a) provide modified Manufacturer's items, either hardware of software, to improve Achieved Dispatch Reliability,

     b) make recommendations concerning the Aircraft operation and maintenance programs, publications, and policies to improve Achieved Dispatch Reliability,

     c) assist the Buyer to cause Vendors action to improve the Achieved Dispatch Reliability.

5.   ADJUSTMENT
     ----------

     Any design, certification, regulatory, organizational structure or Aircraft operation changes outside the Seller's control that may have an effect upon the operation and dispatch characteristics of the Aircraft will be cause for reevaluation or adjustment of this Guaranteed Dispatch Reliability Level by mutual agreement between the Buyer and the Seller.

6.   ACHIEVED DISPATCH RELIABILITY REVIEW MEETINGS
     ---------------------------------------------

     An Achieved Dispatch Reliability review meeting between the Seller's and the Buyer's representatives will be scheduled at the end of each six (6) month period of Aircraft operation, or at some other period to be mutually agreed. Representatives of the Buyer and the Seller will participate in the meeting and will:

     a)  review current Achieved Dispatch Reliability,

     b) eliminate unsupported or non-Aircraft-inherent delay claims from delay records to compute Achieved Dispatch Reliability,

     c)  consider corrective action, if required,

     d) review the Buyer's incorporation of modifications as stated in Subparagraph 4.2 of this Letter Agreement and requirements, if any, for reduction of the Guaranteed Dispatch Reliability Level,

     e) review possible design, certification, regulatory, organizational structure or Aircraft operation changes and requirements, if any, necessitating adjustment of the Guaranteed Dispatch Reliability Level.

7.   LIABILITY LIMITATION
     --------------------

     The Seller's liability for failure to meet the Dispatch Reliability Guarantee values will be governed solely by the terms of this Dispatch Reliability Guarantee.

8.   ASSIGNMENT
     ----------

     This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 8 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.

     If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.



                              Very truly yours,

                              AVSA, S.A.R.L.


                              By:   /s/Christophe Mourey
                                    --------------------------
                              Its:  Chief Executive Officer
                                    --------------------------
                              Date: October 31, 1997
                                    --------------------------

Accepted and Agreed

US Airways Group, Inc.



By:   /s/Thomas A. Fink
     ---------------------------
Its:  Treasurer
     ---------------------------
Date: October 31, 1997
     ---------------------------

                          *** LETTER AGREEMENT




As of October 31, 1997

US Airways, Inc.
2345 Crystal Drive
Arlington, VA 22227
Attention: Treasurer

Re: ***
    ---------------------

Ladies and Gentlemen:

US Airways Group, Inc. and AVSA, S.A.R.L. (together with its successors and permitted assigns, the "Seller") have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (together with all exhibits thereto and all letter agreements currently existing or hereafter entered into that by their terms constitute part of such purchase agreement, and as such purchase agreement may be amended, modified or supplemented from time to time, the "Purchase Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer (as hereinafter defined) of the A319, A320 and A321 aircraft referred to therein (the "Aircraft"). Clause 19 of the Purchase Agreement outlines the terms and conditions upon which Buyer may assign its rights and responsibilities under the Purchase Agreement to another party or other parties. The term "Buyer" as used in this *** Letter Agreement shall mean US Airways Group, Inc. or any and all assignees of US Airways Group, Inc. in accordance with the provisions of Clause 19 of the Purchase Agreement and any successors of US Airways Group, Inc. Any references to Buyer in the singular are intended to include the plural and vice versa, and to include each, any or all Buyers. As an inducement for the Buyer to enter into the Purchase Agreement and consummate the transactions therein described, Seller has agreed to enter into this *** Letter Agreement with US Airways, Inc. (together with all successors and permitted assigns ("Airways"). *** . The Seller and Airways have agreed to set forth in this *** Letter Agreement (as amended, supplemented or otherwise modified from time to time, the "Letter Agreement") the terms ** in connection with the Buyer's acquisition of the Aircraft. (*** The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Any references to *** (as defined in Paragraph 4 hereof) in the singular are intended to include the plural and vice versa.

***

1.       ***

         (a)  ***





         (b)  ***


         (c)  ***

2.       ***

3.       ***

4.       ***

5.       ***

6.       ***

7.       ***

8.       ***


9.       Miscellaneous
         -------------

         (a)      Notices
                  -------

                  All notices and requests required or authorized hereunder shall be given and shall become effective in the manner set forth in Clause 22.1 of the Purchase Agreement. As of the date hereof, the addresses for notices to Airways are the same as for notices to Buyer.

         (b)      Waiver
                  ------

                  The failure of either party to enforce at any time any of the provisions of this Letter Agreement, or to exercise any right herein provided, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Letter Agreement or any part thereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Letter Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

         (c)      INTERPRETATION AND LAW
                  ----------------------

                  THIS LETTER AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (d)      SUBMISSION TO JURISDICTION
                  --------------------------

                  EACH xxx AND THE SELLER IRREVOCABLY AGREE THAT ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS LETTER AGREEMENT MAY BE BROUGHT AND DETERMINED IN THE SUPREME COURT OF THE STATE OF NEW YORK, NEW YORK COUNTY, IN THE GENERAL DISTRICT COURTS OF FAIRFAX COUNTY OR ARLINGTON COUNTY, VIRGINIA, OR IN THE UNITED STATES DISTRICT COURTS FOR THE SOUTHERN DISTRICT OF NEW YORK, OR IN THE EASTERN DISTRICT OF VIRGINIA, AND IRREVOCABLY ACCEPTS WITH REGARD TO ANY SUCH ACTION OR PROCEEDINGS THE NONEXCLUSIVE JURISDICTION OF THOSE COURTS. The Seller hereby irrevocably designates CT Corporation, New York City offices, to receive for and on its behalf service of process in any proceeding with respect to any matter as to which it submits to jurisdiction as set forth above, it being agreed that service upon CT Corporation will constitute valid service upon the Seller in any legal action or proceeding with respect to this Letter Agreement.

         (e)      Confidentiality
                  ---------------

                  Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents, and advisors) shall maintain the terms and conditions of this Letter Agreement strictly confidential. Without limiting the generality of the foregoing, each *** and the Seller will limit the disclosure of the contents of this Letter Agreement, to the extent legally permissible, in any filing required to be made with any governmental agency and shall make such applications as shall be necessary to implement the foregoing. Each *** and the Seller shall consult with each other prior to the making of any public disclosure or filing, otherwise permitted hereunder, of this Letter Agreement or the terms and conditions hereof. The provisions of this Paragraph 9(e) shall survive any termination of this Letter Agreement.


         (f)      Severability
                  ------------

                  In the event that any provision of this Letter Agreement should for any reason be held to be without effect, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect.

         (g)      Alterations to Contract
                  -----------------------

                  This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, oral or written. This Letter Agreement shall not be varied except by an instrument in writing executed by both parties.

         (h)      Language
                  --------

                  All correspondence, documents and any other written matters in connection with this Letter Agreement shall be in English.

         (i)      Headings

                  --------

                  All headings in this Letter Agreement are for convenience of reference only and do not constitute a part of this Letter Agreement.

         (j)      Counterparts
                  ------------

                  This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         (k)      ***
                  -------------

                  ***








If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                                     Very truly yours,

                                                     AVSA, S.A.R.L.


                                                     By:  /s/Christophe Mourey
                                Christophe Mourey
                          Its: Chief Executive Officer

                             Date: October 31, 1997


Accepted and Agreed

US Airways, Inc.

By: /s/ Thomas A. Fink
         Thomas A. Fink
Its: Treasurer

Date: October 31, 1997


US Airways Group, Inc.

By: /s/ Thomas A. Fink
         Thomas A. Fink
Its: Treasurer

Date: October 31, 1997

                                                         Attachment A
                                                         ------------

                           Partners of Airbus Industrie G.I.E.
                                As of October 31, 1997



Name                                                                     Percentage Share
----                                                                     ----------------

Aerospatiale, Societe National Industrielle                                     37.9%

Daimler-Benz Aerospace Airbus, GmbH                                             37.9%

British Aerospace (Operations) LTD                                                20%

Construcciones Aeronauticas, S.A.                                                4.2%

                              CONSENT AND GUARANTY
                              --------------------


Airbus Industrie G.I.E., established under "Ordonnance" No. 67-821 dated September 23, 1967, of the Republic of France (the "Guarantor"), hereby acknowledges notice of and consents to all of the terms of the *** Letter Agreement dated as of October 31, 1997 (as amended, modified, or supplemented from time to time, (the "Agreement"), between AVSA, S.A.R.L. (the "Seller"), and US Airways, Inc. ("Airways"), and hereby irrevocably and unconditionally guarantees the due and punctual payment and performance by the Seller of all of the latter's liabilities and obligations as set forth in the said Agreement subject to the terms and limitations therein contained. The Guarantor hereby agrees that its obligations hereunder will be unconditional and absolute and, without limiting the generality of the foregoing, will not be released, discharged or otherwise affected by (i) any modification or amendment of or supplement to said Agreement (other than release, discharge or waiver of this Guaranty hereunder) or (ii) any assignment of said Agreement or of any rights or obligations thereunder made in accordance with Paragraph 8 thereof. The Guarantor further agrees that it will execute and deliver such other and further instruments as may be reasonably requested by Airways, its successors or assigns to reaffirm its obligations hereunder. This Consent and Guaranty constitutes a guaranty of performance and of payment, and Guarantor agrees that, in case of default by the Seller, Airways will not be required to file suit against the Seller as a condition to enforcement of this Consent and Guaranty.

         The Guarantor irrevocably agrees that any legal action or proceeding against the Guarantor with respect to this Consent and Guaranty may be brought and determined in the Supreme Court of the State of New York, New York County, in the General District Court of Fairfax County or Arlington County, Virginia, in the United States District Courts for the Southern District of New York or the Eastern District of Virginia, or in the commercial Court ("Tribunal de Commerce") of Toulouse, France, and irrevocably accepts with regard to any such action or proceeding the nonexclusive jurisdiction of those courts. The Guarantor irrevocably waives the benefit of Articles 14 and 15 of the French Civil Code. The

Guarantor hereby irrevocably waives, and agrees to assert, the defense of sovereign immunity, and, to the extent permitted by law, the defense that any such action or proceeding is brought in an inconvenient forum, that the venue of any such action or proceeding is improper, or that this Consent and Guaranty may not be enforced in or by such courts. However, the preceding sentence will not be construed as a waiver of any requirement of service of process. The Guarantor hereby irrevocably designates CT Corporation as the Guarantor's agent to receive service of process in any legal action or proceeding with respect to this Consent and Guaranty.





         THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            Airbus Industrie, G.I.E.,

                            /s/Jean Pierson
                            -------------------------------
                            By: Jean Pierson

                            Title: Managing Director

                              *** LETTER AGREEMENT




As of October 31, 1997


US Airways, Inc.
2345 Crystal Drive
Arlington, VA 22227
Attention: Treasurer

Re: ***

Ladies and Gentlemen:


US Airways Group, Inc. and AVSA, S.A.R.L. (together with its successors and permitted assigns, the "Seller") have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of even date herewith (together with all exhibits thereto and all letter agreements currently existing or hereafter entered into that by their terms constitute part of such purchase agreement, and as such purchase agreement may be amended, modified or supplemented from time to time, the "Purchase Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer (as hereinafter defined) of the A319, A320 and A321 aircraft referred to therein (the "Aircraft"). Clause 19 of the Purchase Agreement outlines the terms and conditions upon which Buyer may assign its rights and responsibilities under the Purchase Agreement to another party or other parties. The Term "Buyer" as used in this *** Letter Agreement shall mean US Airways Group, Inc. or any and all assignees of US Airways Group, Inc. in accordance with the provisions of Clause 19 of the Purchase Agreement and any successors of US Airways Group, Inc. Any references herein to Buyer in the singular are intended to include the plural and vice versa, and to include each, any or all Buyers. As an inducement for the Buyer to enter into the Purchase Agreement and consummate the transactions therein described, Seller has agreed to enter into this *** Letter Agreement with US Airways, Inc. (together with all successors and permitted assigns ("Airways"). The Seller and Airways have agreed to set forth in this *** Letter Agreement (as amended, supplemented or otherwise modified from time to time, the "Letter Agreement") the terms of *** in connection with the Buyer's acquisition of the Aircraft. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Any references herein to *** (as defined in Paragraph 4 hereof) in the singular are intended to include the plural and vice versa.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                                     Very truly yours,

                                                     AVSA, S.A.R.L.



                            By: /s/Christophe Mourey
                               ----------------------------
                                Christophe Mourey

                            Its: Chief Executive Officer
                                ---------------------------

                            Date: October 31, 1997


Accepted and Agreed

US Airways, Inc.

By: /s/Thomas A. Fink
   -----------------------
    Thomas A. Fink
Its:   Treasurer
    ----------------------

Date:  October 31, 1997
     ---------------------


US Airways Group, Inc.

By: /s/Thomas A. Fink
   -----------------------
    Thomas A. Fink

Its:   Treasurer
    ----------------------

Date:  October 31, 1997
     ---------------------

                              CONSENT AND GUARANTY
                              --------------------


Airbus Industrie G.I.E., established under "Ordonnance" No. 67-821 dated September 23, 1967, of the Republic of France (the "Guarantor"), hereby acknowledges notice of and consents to all of the terms of the *** Letter Agreement dated as of October 31, 1997 (as amended, modified, or supplemented from time to time, (the "Agreement"), between AVSA, S.A.R.L. (the "Seller"), and US Airways, Inc. ("Airways"), and hereby irrevocably and unconditionally guarantees the due and punctual payment and performance by the Seller of all of the latter's liabilities and obligations as set forth in the said Agreement subject to the terms and limitations therein contained. The Guarantor hereby agrees that its obligations hereunder will be unconditional and absolute and, without limiting the generality of the foregoing, will not be released, discharged or otherwise affected by (i) any modification or amendment of or supplement to said Agreement (other than release, discharge or waiver of this Guaranty hereunder) or (ii) any assignment of said Agreement or of any rights or obligations thereunder made in accordance with Paragraph 8 thereof. The Guarantor further agrees that it will execute and deliver such other and further instruments as may be reasonably requested by Airways, its successors or assigns to reaffirm its obligations hereunder. This Consent and Guaranty constitutes a guaranty of performance and of payment, and Guarantor agrees that, in case of default by the Seller, Airways will not be required to file suit against the Seller as a condition to enforcement of this Consent and Guaranty.

         The Guarantor irrevocably agrees that any legal action or proceeding against the Guarantor with respect to this Consent and Guaranty may be brought and determined in the Supreme Court of the State of New York, New York County, in the General District Court of Fairfax County or Arlington County, Virginia, in the United States District Courts for the Southern District of New York or the Eastern District of Virginia, or in the commercial Court ("Tribunal de Commerce") of Toulouse, France, and irrevocably accepts with regard to any such action or proceeding the nonexclusive jurisdiction of those courts. The Guarantor irrevocably waives the benefit of Articles 14 and 15 of the French Civil Code. The

Guarantor hereby irrevocably waives, and agrees to assert, the defense of sovereign immunity, and, to the extent permitted by law, the defense that any such action or proceeding is brought in an inconvenient forum, that the venue of any such action or proceeding is improper, or that this Consent and Guaranty may not be enforced in or by such courts. However, the preceding sentence will not be construed as a waiver of any requirement of service of process. The Guarantor hereby irrevocably designates CT Corporation as the Guarantor's agent to receive service of process in any legal action or proceeding with respect to this Consent and Guaranty.




         THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            Airbus Industrie, G.I.E.,

                            /s/Jean Pierson
                            ----------------------------------
                            By: Jean Pierson

                            Title: Managing Director